    As filed with the Securities and Exchange Commission on April 10, 2001.

                                                              File No. 333-91933
                                                                        811-7426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]

         Pre-Effective Amendment No.                                     [ ]
                                     -------
         Post-Effective Amendment No.    4                               [X]
                                      -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No.    78                                    [X]
                                --------


                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE
                           (Exact Name of Registrant)

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                                 P. O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                   Hartford Life and Annuity Insurance Company
                                 P. O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

     _____  immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__  on May 1, 2001 pursuant to paragraph (b) of Rule 485
     _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     _____  on _______________, pursuant to paragraph (a)(1) of Rule 485
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

                                    PART A

THE DIRECTOR PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director Plus variable annuity. Please read it carefully.


We call this annuity The Director Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.



The Director Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.


x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

--------------------------------------------------------------------------------


At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Advisers HLS Fund, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Bond HLS Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Capital Appreciation HLS Fund, Inc.



- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Dividend and Growth HLS Fund, Inc.



- HARTFORD FOCUS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Focus HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL ADVISERS HLS FUND SUB-ACCOUNT (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT) which purchases Class IB shares of Hartford Global Advisers HLS Fund, Inc.



- HARTFORD GLOBAL COMMUNICATIONS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Communications HLS Fund of Hartford Series
  Fund, Inc.



- HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Financial Services HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.

- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Index HLS Fund, Inc.



- HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Opportunities HLS Fund, Inc.



- HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Small Company HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap HLS Fund, Inc. (Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value)



- HARTFORD MIDCAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Money Market HLS Fund, Inc.



- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Mortgage Securities HLS Fund, Inc.



- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Small Company HLS Fund, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Stock HLS Fund, Inc.



- HARTFORD VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Value HLS Fund of Hartford Series Fund, Inc.


You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.


Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).


This Contract IS NOT:


 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency


This Contract may not be available for sale in all states.


--------------------------------------------------------------------------------


THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       11
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     13
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    13
----------------------------------------------------------------------
  The Separate Account                                           13
----------------------------------------------------------------------
  The Funds                                                      13
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  15
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   16
----------------------------------------------------------------------
THE CONTRACT                                                     17
----------------------------------------------------------------------
  Purchases and Contract Value                                   17
----------------------------------------------------------------------
  Charges and Fees                                               20
----------------------------------------------------------------------
  Death Benefit                                                  22
----------------------------------------------------------------------
  Surrenders                                                     26
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  27
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         29
----------------------------------------------------------------------
OTHER INFORMATION                                                30
----------------------------------------------------------------------
  Legal Matters                                                  31
----------------------------------------------------------------------
  More Information                                               31
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       31
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         35
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          36
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               39
----------------------------------------------------------------------
APPENDIX III -- ACCUMULATION UNIT VALUES                         42
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.


ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.


ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.


JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.


PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.


PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. These Examples assume that the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so these Examples show charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)



                                                                    12B-1 DISTRIBUTION                     TOTAL FUND
                                                                     AND/OR SERVICING                       OPERATING
                                                  MANAGEMENT FEES        FEES (1)        OTHER EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                             0.63%               0.18%              0.03%           0.84%
-----------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                 0.49%               0.18%              0.03%           0.70%
-----------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                 0.63%               0.18%              0.03%           0.84%
-----------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                  0.65%               0.18%              0.03%           0.86%
-----------------------------------------------------------------------------------------------------------------------
Hartford Focus HLS Fund (2)                            0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund (formerly
  Hartford International Advisers HLS Fund)            0.76%               0.18%              0.09%           1.03%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Communications HLS Fund (2)            0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Financial Services HLS Fund (2)        0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund                        0.85%               0.18%              0.05%           1.08%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                       0.75%               0.18%              0.06%           0.99%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund                    0.85%               0.18%              0.07%           1.10%
-----------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                    0.76%               0.18%              0.03%           0.97%
-----------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                           0.77%               0.18%              0.04%           0.99%
-----------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                0.40%               0.18%              0.03%           0.61%
-----------------------------------------------------------------------------------------------------------------------
Hartford International Capital Appreciation HLS
  Fund (2)                                             0.85%               0.18%              0.15%           1.18%
-----------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund          0.68%               0.18%              0.10%           0.96%
-----------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS
  Fund (2)                                             0.85%               0.18%              0.15%           1.18%
-----------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund (3)                           0.69%               0.18%              0.03%           0.90%
-----------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund (2)                     0.83%               0.18%              0.08%           1.09%
-----------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         0.45%               0.18%              0.03%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                  0.45%               0.18%              0.03%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                        0.71%               0.18%              0.03%           0.92%
-----------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                0.46%               0.18%              0.02%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Value HLS Fund (2)                            0.83%               0.18%              0.08%           1.09%
-----------------------------------------------------------------------------------------------------------------------



(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2002. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.91%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Focus HLS Fund -- 1.20%; Hartford Global Advisers HLS Fund -- 1.10%; Hartford Global Communications HLS Fund -- 1.20%; Hartford Global Financial Services HLS Fund -- 1.20%; Hartford Global Health HLS Fund -- 1.15%; Hartford Global Leaders HLS Fund -- 1.06%; Hartford Global Technology HLS Fund -- 1.17%; Hartford Growth and Income HLS Fund -- 1.04%; Hartford High Yield HLS
    Fund -- 1.06%; Hartford Index HLS Fund -- 0.68%; Hartford International Capital Appreciation HLS Fund -- 1.25%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford International Small Company HLS Fund -- 1.25%; Hartford MidCap HLS Fund -- 0.97%; Hartford MidCap Value HLS Fund -- 1.16%; Hartford Money Market HLS Fund -- 0.73%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 0.99%; Hartford Stock HLS Fund -- 0.73%; Hartford Value HLS Fund -- 1.16%.



(2) Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund, are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.



(3) Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EXAMPLE



YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.



                 If you Surrender your Contract: If you annuitize your Contract: If you do not Surrender your Contract :
 SUB-ACCOUNT     1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   ADVISERS HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101   $157    $201     $281    $54     $76    $131     $280     $25       $77      $131       $281
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103   $162    $209     $296    $56     $81    $138     $295     $27       $82      $139       $296
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103   $163    $212     $302    $56     $82    $141     $301     $27       $83      $142       $302
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105   $168    $220     $317    $58     $87    $149     $316     $29       $88      $150       $317
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD BOND
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $100   $152    $194     $266    $53     $72    $123     $265     $23       $72      $124       $266
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101   $157    $202     $282    $54     $76    $131     $281     $25       $77      $132       $282
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $102   $159    $205     $287    $55     $78    $134     $286     $26       $79      $135       $287
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103   $163    $212     $303    $56     $83    $142     $302     $27       $83      $142       $303
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   CAPITAL
   APPRECIATION
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101   $157    $201     $281    $54     $76    $131     $280     $25       $77      $131       $281
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103   $162    $209     $296    $56     $81    $138     $295     $27       $82      $139       $296
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103   $163    $212     $302    $56     $82    $141     $301     $27       $83      $142       $302
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105   $168    $220     $317    $58     $87    $149     $316     $29       $88      $150       $317
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   DIVIDEND AND
   GROWTH HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101   $157    $202     $283    $54     $77    $132     $282     $25       $77      $132       $283
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103   $162    $210     $298    $56     $81    $140     $298     $27       $82      $140       $298
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103   $164    $213     $304    $56     $83    $142     $303     $27       $84      $143       $304
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105   $169    $221     $319    $58     $88    $150     $318     $29       $89      $151       $319
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD FOCUS
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $166     N/A      N/A    $57     $85     N/A      N/A     $28       $86       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106   $171     N/A      N/A    $59     $90     N/A      N/A     $30       $91       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $172     N/A      N/A    $59     $91     N/A      N/A     $30       $92       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $176     N/A      N/A    $61     $96     N/A      N/A     $32       $97       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   ADVISERS HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103   $163    $211     $301    $56     $82    $141     $300     $27       $83      $141       $301
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105   $168    $219     $316    $58     $87    $148     $315     $29       $88      $149       $316
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105   $169    $222     $321    $58     $88    $151     $320     $29       $89      $152       $321
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107   $174    $230     $336    $60     $93    $159     $335     $31       $94      $160       $336
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
  COMMUNICATIONS
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $166     N/A      N/A    $57     $85     N/A      N/A     $28       $86       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106   $171     N/A      N/A    $59     $90     N/A      N/A     $30       $91       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $172     N/A      N/A    $59     $91     N/A      N/A     $30       $92       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $176     N/A      N/A    $61     $96     N/A      N/A     $32       $97       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   FINANCIAL
   SERVICES HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $166     N/A      N/A    $57     $85     N/A      N/A     $28       $86       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106   $171     N/A      N/A    $59     $90     N/A      N/A     $30       $91       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $172     N/A      N/A    $59     $91     N/A      N/A     $30       $92       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $176     N/A      N/A    $61     $96     N/A      N/A     $32       $97       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
                 If you Surrender your Contract: If you annuitize your Contract: If you do not Surrender your Contract :
 SUB-ACCOUNT     1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 HARTFORD GLOBAL
   HEALTH HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $164    $214     $306    $57     $84    $143     $305     $28       $84      $144       $306
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105   $169    $222     $321    $58     $88    $151     $320     $29       $89      $152       $321
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $171    $224     $326    $59     $90    $154     $325     $30       $91      $154       $326
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107   $175    $232     $341    $60     $95    $161     $340     $31       $95      $162       $341
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   LEADERS HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103   $162    $209     $296    $56     $81    $138     $295     $27       $82      $139       $296
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104   $166    $217     $312    $57     $86    $146     $311     $28       $86      $147       $312
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105   $168    $220     $317    $58     $87    $149     $316     $29       $88      $150       $317
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106   $172    $228     $332    $59     $92    $157     $331     $30       $93      $158       $332
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   TECHNOLOGY
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $165    $215     $308    $57     $84    $144     $307     $28       $85      $145       $308
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105   $170    $223     $323    $59     $89    $152     $322     $29       $90      $153       $323
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $171    $226     $328    $59     $91    $155     $327     $30       $91      $156       $328
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $176    $233     $343    $61     $95    $162     $342     $31       $96      $163       $343
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD GROWTH
   AND INCOME
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102   $161    $208     $294    $56     $80    $137     $293     $26       $81      $138       $294
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104   $166    $216     $310    $57     $85    $145     $309     $28       $86      $146       $310
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105   $167    $219     $315    $58     $86    $148     $314     $28       $87      $149       $315
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106   $172    $227     $330    $59     $91    $156     $329     $30       $92      $157       $330
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD HIGH
   YIELD HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103   $162    $209     $296    $56     $81    $138     $295     $27       $82      $139       $296
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104   $166    $217     $312    $57     $86    $146     $311     $28       $86      $147       $312
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105   $168    $220     $317    $58     $87    $149     $316     $29       $88      $150       $317
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106   $172    $228     $332    $59     $92    $157     $331     $30       $93      $158       $332
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD INDEX
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99   $150    $189     $256    $52     $69    $118     $255     $23       $70      $119       $256
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $100   $154    $197     $272    $53     $73    $126     $271     $24       $74      $127       $272
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101   $156    $200     $278    $54     $75    $129     $277     $25       $76      $130       $278
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $102   $161    $208     $293    $55     $80    $137     $292     $26       $81      $138       $293
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   INTERNATIONAL
   CAPITAL
   APPRECIATION
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $105   $168     N/A      N/A    $58     $87     N/A      N/A     $29       $88       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106   $172     N/A      N/A    $59     $91     N/A      N/A     $30       $92       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $107   $174     N/A      N/A    $60     $93     N/A      N/A     $31       $94       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $178     N/A      N/A    $61     $98     N/A      N/A     $32       $99       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   INTERNATIONAL
   OPPORTUNITIES
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102   $161    $208     $293    $55     $80    $137     $292     $26       $81      $138       $293
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104   $165    $216     $309    $57     $85    $145     $308     $28       $85      $146       $309
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $104   $167    $218     $314    $58     $86    $147     $313     $28       $87      $148       $314
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106   $171    $226     $329    $59     $91    $155     $328     $30       $92      $156       $329
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   INTERNATIONAL
   SMALL COMPANY
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $105   $168     N/A      N/A    $58     $87     N/A      N/A     $29       $88       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106   $172     N/A      N/A    $59     $91     N/A      N/A     $30       $92       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $107   $174     N/A      N/A    $60     $93     N/A      N/A     $31       $94       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108   $178     N/A      N/A    $61     $98     N/A      N/A     $32       $99       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
                 If you Surrender your Contract: If you annuitize your Contract: If you do not Surrender your Contract :
 SUB-ACCOUNT     1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 HARTFORD MIDCAP
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102   $159    $205     $287    $55     $78    $134     $286     $26       $79      $135       $287
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103   $163    $212     $303    $56     $83    $142     $302     $27       $83      $142       $303
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $104   $165    $215     $308    $57     $84    $144     $307     $28       $85      $145       $308
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105   $170    $223     $323    $59     $89    $152     $322     $29       $90      $153       $323
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD MIDCAP
   VALUE HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $165     N/A      N/A    $57     $84     N/A      N/A     $28       $85       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105   $169     N/A      N/A    $58     $89     N/A      N/A     $29       $89       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $171     N/A      N/A    $59     $90     N/A      N/A     $30       $91       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107   $175     N/A      N/A    $61     $95     N/A      N/A     $31       $96       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD MONEY
   MARKET HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99   $151    $192     $262    $52     $70    $121     $261     $23       $71      $122       $262
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101   $156    $200     $278    $54     $75    $129     $277     $25       $76      $130       $278
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101   $157    $202     $283    $54     $77    $132     $282     $25       $77      $132       $283
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103   $162    $210     $298    $56     $81    $140     $298     $27       $82      $140       $298
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD
   MORTGAGE
   SECURITIES
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99   $151    $192     $262    $52     $70    $121     $261     $23       $71      $122       $262
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101   $156    $200     $278    $54     $75    $129     $277     $25       $76      $130       $278
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101   $157    $202     $283    $54     $77    $132     $282     $25       $77      $132       $283
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103   $162    $210     $298    $56     $81    $140     $298     $27       $82      $140       $298
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD SMALL
   COMPANY HLS
   FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102   $159    $206     $289    $55     $79    $135     $288     $26       $79      $136       $289
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104   $164    $214     $305    $57     $83    $143     $304     $27       $84      $144       $305
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $104   $166    $216     $310    $57     $85    $145     $309     $28       $86      $146       $310
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106   $170    $224     $325    $59     $90    $153     $324     $30       $90      $154       $325
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD STOCK
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99   $151    $192     $262    $52     $70    $121     $261     $23       $71      $122       $262
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101   $156    $200     $278    $54     $75    $129     $277     $25       $76      $130       $278
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101   $157    $202     $283    $54     $77    $132     $282     $25       $77      $132       $283
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103   $162    $210     $298    $56     $81    $140     $298     $27       $82      $140       $298
 -----------------------------------------------------------------------------------------------------------------------
 HARTFORD VALUE
   HLS FUND
 -----------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104   $165     N/A      N/A    $57     $84     N/A      N/A     $28       $85       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105   $169     N/A      N/A    $58     $89     N/A      N/A     $29       $89       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106   $171     N/A      N/A    $59     $90     N/A      N/A     $30       $91       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107   $175     N/A      N/A    $61     $95     N/A      N/A     $31       $96       N/A        N/A
 -----------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

HIGHLIGHTS


HOW DO I PURCHASE THIS CONTRACT?


You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.


WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.


Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.


WHAT TYPE OF SALES CHARGE WILL I PAY?


You don't pay a sales charge when you purchase your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:


NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------


You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount

x  Premium Payments that have been in your Contract for more than seven years.


x  Payment Enhancements or earnings

x  Distributions made due to death


x  Most payments we make to you as part of your Annuity Payout


IS THERE AN ANNUAL MAINTENANCE FEE?


We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?


In addition to the Annual Maintenance Fee, you pay the following charges each year:



- MORTALITY AND EXPENSE RISK CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.



- ANNUAL FUND OPERATING EXPENSES -- These charges are for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.



- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.


If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,


- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Interest Accumulation Value on the date of the Optional Death Benefit is added to your Contract.



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.



EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit,or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?


When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.



You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                     12/1/00         AA+      Financial strength
--------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.



THE FUNDS



Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.



Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, and Hartford Stock HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.



The Funds may not be available in all states.



The investment goals of each of the Funds are as follows:



HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other

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equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.



HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS
Fund, Inc." Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.



HARTFORD FOCUS HLS FUND -- Seeks long-term capital appreciation by investing primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The Fund will typically hold stocks of 20-30 companies. Sub-advised by Wellington Management.



HARTFORD GLOBAL ADVISERS HLS FUND (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS
FUND) -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL COMMUNICATIONS HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of communications companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of financial services companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of health care companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective in-



dustries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.



HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of technology companies worldwide. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.



HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.



HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers with market capitalizations of under $2 billion. Sub-advised by Wellington Management.



HARTFORD MIDCAP HLS FUND (EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON JUNE 29, 2001, CLOSED TO NEW AND SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS OF CONTRACT VALUE) -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.



HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations below $20 billion. Sub-advised by Wellington Management.



* "Standard & Poor's," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Hartford Index HLS Fund.

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HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.



HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.



HARTFORD VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations above $10 billion. Sub-advised by Wellington Management.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.



VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.



- Arrange for the handling and tallying of proxies received from Contract
  Owners.



- Vote all Fund shares attributable to your Contract according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.


PERFORMANCE RELATED INFORMATION

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The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the

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relevant period to the value of the investment at the end of the period.



The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.



We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


THE FIXED ACCUMULATION FEATURE
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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


DOLLAR COST AVERAGING PLUS ("DCA") PROGRAMS -- As of June 15, 2001, you may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Currently, the 6-Month and 12-month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the Transfer Programs.



Under the 6-month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all

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Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected with the final transfer of the entire amount remaining in the Program.



Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during the same interest rate period will be credited to the current DCA Plus Program. Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during a different interest rate period will be used to start a new DCA Plus Program. Unless you send us different instructions, the new DCA Plus Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Funds. New DCA Programs will be credited with the same interest rate in effect on the date the subsequent Program payment is received.



We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



Hartford reserves the right to limit the total number of DCA Programs to 5 Programs open at any one time.



The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate.



You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue at the interest rate currently in effect for the Fixed Accumulation Feature.



We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.



From May 1, 2001 to June 15, 2001, you may enroll in only one Program. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that current Program transfer period.


THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

If you are considering purchasing optional benefits such as the Earnings Protection Benefit and your Contract is an IRA, you should read "Appendix I -- Information Regarding Tax-Qualified Retirement Plans," under the section
"4. Individual Retirement Annuities ("IRAs") Under Section 408" under the sub-section "Information About Death Benefits and IRAs."

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

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You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.


We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contract's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information,

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including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.


FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668


- Electronically, if available, by the Internet through our website at http://online.hartfordlife.com

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Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange. Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

________________________________________________________________________________

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.


- We will then Surrender the Premium Payments that have been in the Contract the longest.


- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.


If you have any questions about these charges, please contact your financial adviser or Hartford.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:



NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   7%
-----------------------------------------
         5                   6%
-----------------------------------------
         6                   5%
-----------------------------------------
         7                   4%
-----------------------------------------
     8 or more               0%
-----------------------------------------


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- ANNUAL WITHDRAWAL AMOUNT -- During the first seven Contract Years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.


- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.


After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payment Enhancements credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.


MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:


- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.


Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

PAYMENT ENHANCEMENTS


No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.



WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.


DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.



The Interest Accumulation Value will be:



- Your Contract Value on the date we add the Optional Death Benefit to your Contract;



- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;



- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;



- Minus any partial Surrenders after the Optional Death Benefit is added;



- Compounded daily at an annual interest rate of 5%.


If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.


The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II".



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.


If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.


We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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________________________________________________________________________________

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,


- You elected the Earnings Protection Benefit when you purchased your Contract,


- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders,

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
________________________________________________________________________________

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone other than your spouse who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.


If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.



SPOUSAL CONTRACT CONTINUATION -- If a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.



Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.


If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.


FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the variable-dollar amount Annuity Payments under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.


MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.


INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

ANNUITY PAYOUTS
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THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.



LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value minus any Premium Tax, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.



LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies if the Annuity Payouts already made are less than the Contract Value minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using

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the 5% Assumed Investment Return or fixed dollar Annuity Payouts.



LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.



JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:


- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.


When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


PAYMENT FOR A PERIOD CERTAIN -- We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.


IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.


- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.



- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR.

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The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.


Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.



For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.


Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.


FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.


VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.


ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor --

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ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.


DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Money Market Fund into a different Fund. For either Program, you may select transfers on a monthly, quarterly, semi-annual or annual basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.



Effective as of the close of the New York Stock Exchange on June 29, 2001, Hartford MidCap HLS Fund Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value. However, you are allowed to continue any Dollar Cost Averaging Program, InvestEase Program, Asset Rebalancing Program, or Automatic Income Program into the Hartford MidCap HLS Fund Sub-Account if you enroll on or before June 29, 2001.


OTHER INFORMATION
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ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.



A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.



CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.



We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.

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LEGAL MATTERS -- There are no material legal proceedings pending to which the Separate Account is a party.



Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



MORE INFORMATION -- You may call your Registered Representative if you have any questions or write or call us at the address below:


Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includible in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the

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    investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

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    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.


 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.


 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under
Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING


Any portion of a distribution that is current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.


E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION


----------------------------------------------------------------------
GENERAL INFORMATION
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    Safekeeping of Assets
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    Independent Public Accountants
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    Non-Participation
----------------------------------------------------------------------
    Misstatement of Age or Sex
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    Principal Underwriter
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PERFORMANCE RELATED INFORMATION
----------------------------------------------------------------------
    Total Return for all Sub-Accounts
----------------------------------------------------------------------
    Yield for Sub-Accounts
----------------------------------------------------------------------
    Money Market Sub-Accounts
----------------------------------------------------------------------
    Additional Materials
----------------------------------------------------------------------
    Performance Comparisons
----------------------------------------------------------------------
PERFORMANCE TABLES
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.


Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation or, for 2001, $8,500 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.


All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

INFORMATION ABOUT DEATH BENEFITS AND IRAS -- IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA.

Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualified tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.


On January 17, 2001, the Internal Revenue Service published a new set of proposed regulations in the Federal Register relating to minimum required distributions. The discussion above does not take these new proposed regulations into account. Please consult with your tax or legal adviser with any questions regarding the new proposed regulations.


(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.


Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from section 401 or 403(b) tax-qualified retirement plans unless such distributions are:


- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

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40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
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EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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APPENDIX III -- ACCUMULATION UNIT VALUES



The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not yet commenced operations.



                                                                                       YEAR ENDED
SUB-ACCOUNT                                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.007
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               33,703
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.006
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                5,808
-----------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.091
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                3,844
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.089
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  373
-----------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.952
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               36,229
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.951
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                8,753
-----------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.193
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                6,273
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.192
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,619
-----------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED
SUB-ACCOUNT                                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.898
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                2,631
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.897
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  652
-----------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(b)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.466
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                2,616
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.464
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  653
-----------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.822
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               15,816
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.821
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                2,338
-----------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.620(b)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                4,339
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.619
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,003
-----------------------------------------------------------------------------------------------------

44                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED
SUB-ACCOUNT                                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.964
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                9,004
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.962
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,182
-----------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.008
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,407
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.006
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  151
-----------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.942
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                8,498
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.941
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,198
-----------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.791
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                6,533
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.790
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  995
-----------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   45
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED
SUB-ACCOUNT                                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.020
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               21,956
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.019
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                5,158
-----------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.037
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               15,511
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.036
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                1,425
-----------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.082
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                  511
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $1.081
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                   22
-----------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.717
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               14,344
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.716
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                2,037
-----------------------------------------------------------------------------------------------------

46                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                                       YEAR ENDED
SUB-ACCOUNT                                                                        DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                                      $1.000(a)
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.965
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)               32,806
-----------------------------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                                      $1.000
-----------------------------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                                            $0.964
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period (in thousands)                6,390
-----------------------------------------------------------------------------------------------------



(a) Inception date March 6, 2000.



(b) Inception date May 1, 2000.

To obtain a Statement of Additional Information for The Director Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

------------------------------------------------------------------
                                      Name

------------------------------------------------------------------
                                    Address

------------------------------------------------------------------
                            City/State      Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE

                                THE DIRECTOR PLUS


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity Insurance Company, Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2001
Date of Statement of Additional Information: May 1, 2001


                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................2
      Safekeeping of Assets....................................................2
      Independent Public Accountants...........................................2
      Non-Participating........................................................2
      Misstatement of Age or Sex...............................................3
      Principal Underwriter....................................................3
PERFORMANCE RELATED INFORMATION................................................3
      Total Return for all Sub-Accounts........................................3
      Yield for Sub-Accounts...................................................4
      Money Market Sub-Accounts................................................4
      Additional Materials.....................................................5
      Performance Comparisons..................................................5
PERFORMANCE TABLES.............................................................7
FINANCIAL STATEMENTS........................................................SA-1

                               GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2000: $190,239,543; 1999: $226,178,603; and 1998: $107,925,386.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
                                                                          n
The formula Hartford uses to calculate standardized total return is P(1+T) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.
                                                                      6
The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)  -1].
In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:
                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

 X The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

 X The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

 X The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

 X The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

 X The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

                               PERFORMANCE TABLES

The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not commenced operation.

                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
                                         SUB-ACCOUNT                                                      SINCE
             SUB-ACCOUNT               INCEPTION DATE       1 YEAR         5 YEAR         10 YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983        -13.35%         9.62%            N/A           9.04%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         -0.82%         0.50%            N/A           3.24%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984         0.40%          16.59%           N/A           17.09%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/08/1994         -1.84%         12.18%           N/A           13.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Opportunities HLS Fund)                  07/02/1990        -29.44%         2.61%            N/A           4.54%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000          N/A            N/A             N/A           35.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998        -19.55%          N/A             N/A           24.25%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000          N/A            N/A             N/A          -49.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998        -18.16%          N/A             N/A           5.24%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998        -11.60%          N/A             N/A           -3.71%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -21.96%         12.89%           N/A           11.84%
---------------------------------------------------------------------------------------------------------------------
Hartford International Advisers HLS
Fund                                     03/01/1995        -19.14%         3.89%            N/A           5.31%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         12.40%          N/A             N/A           26.98%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980         -6.58%         -0.72%           N/A           -0.02%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985         -2.50%         0.51%            N/A           2.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -25.52%          N/A             N/A           12.00%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977        -19.55%         14.65%           N/A           12.41%
---------------------------------------------------------------------------------------------------------------------

--------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
                                       FUND INCEPTION                                                     SINCE
             SUB-ACCOUNT                    DATE            1 YEAR         5 YEAR         10 YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983         -2.35%         12.86%         11.92%          10.97%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         10.18%         4.75%           6.01%          6.91%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984         11.40%         19.59%         20.69%          16.48%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/08/1994         9.16%          15.24%           N/A           15.95%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995         -8.14%         7.22%            N/A           8.60%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000          N/A            N/A             N/A           46.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998         -8.55%          N/A             N/A           29.08%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000          N/A            N/A             N/A          -38.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998         -7.16%          N/A             N/A           11.04%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998         -0.60%          N/A             N/A           2.57%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -10.96%         15.82%         14.86%          12.08%
---------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
HLS Fund                                 07/02/1990        -18.44%         6.50%           7.38%          5.68%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         23.40%          N/A             N/A           30.88%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980         4.42%          3.65%           3.21%          5.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985         8.50%          4.75%           5.43%          6.76%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -14.52%          N/A             N/A           15.70%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977         -8.55%         17.49%         15.59%          13.31%
---------------------------------------------------------------------------------------------------------------------

--------
1 Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2000.

---------------------------------------------------------------------------------------------------------------------
                             SUB-ACCOUNT                                       YIELD             EFFECTIVE YIELD
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                                 4.58%                  4.68%
---------------------------------------------------------------------------------------------------------------------

       YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2000.

---------------------------------------------------------------------------------------------------------------------
                                    SUB-ACCOUNT                                                  YIELD
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                           4.43%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                     8.97%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                            4.96%
---------------------------------------------------------------------------------------------------------------------

THE DIRECTOR SELECT PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase The Director SELECT Plus variable annuity. Please read it carefully.


We call this annuity The Director SELECT Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.



The Director SELECT Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.


x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

--------------------------------------------------------------------------------


At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- EVERGREEN VA CAPITAL GROWTH FUND SUB-ACCOUNT which purchases shares of Evergreen VA Capital Growth Fund of the Evergreen Variable Annuity Trust.



- EVERGREEN VA FOUNDATION FUND SUB-ACCOUNT which purchases shares of Evergreen VA Foundation Fund of the Evergreen Variable Annuity Trust.



- EVERGREEN VA GROWTH FUND SUB-ACCOUNT which purchases shares of Evergreen VA Growth Fund of the Evergreen Variable Annuity Trust.



- EVERGREEN VA OMEGA FUND SUB-ACCOUNT which purchases shares of Evergreen VA Omega Fund of the Evergreen Variable Annuity Trust.



- EVERGREEN VA PERPETUAL INTERNATIONAL FUND SUB-ACCOUNT which purchases shares of Evergreen VA Perpetual International Fund of the Evergreen Variable Annuity Trust.



- EVERGREEN VA SPECIAL EQUITY FUND SUB-ACCOUNT which purchases shares of Evergreen VA Special Equity Fund of the Evergreen Variable Annuity Trust.



- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Advisers HLS Fund, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Bond HLS Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Capital Appreciation HLS Fund, Inc.



- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Dividend and Growth HLS Fund, Inc.



- HARTFORD FOCUS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Focus HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL ADVISERS HLS FUND SUB-ACCOUNT (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT) which purchases Class IB shares of Hartford Global Advisers HLS Fund, Inc.



- HARTFORD GLOBAL COMMUNICATIONS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Communications HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Financial Services HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Index HLS Fund, Inc.



- HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Opportunities HLS Fund, Inc.



- HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Small Company HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap HLS Fund, Inc. (Effective as of close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value)



- HARTFORD MIDCAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Money Market HLS Fund, Inc.



- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Mortgage Securities HLS Fund, Inc.



- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Small Company HLS Fund, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Stock HLS Fund, Inc.



- HARTFORD VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Value HLS Fund of Hartford Series Fund, Inc.


You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.


Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).


This Contract IS NOT:


 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency


This Contract may not be available for sale in all states


--------------------------------------------------------------------------------


THE DATE OF THIS PROSPECTUS IS MAY 1, 2001


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2001

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       13
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     15
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    15
----------------------------------------------------------------------
  The Separate Account                                           15
----------------------------------------------------------------------
  The Funds                                                      15
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  18
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   18
----------------------------------------------------------------------
THE CONTRACT                                                     19
----------------------------------------------------------------------
  Purchases and Contract Value                                   19
----------------------------------------------------------------------
  Charges and Fees                                               22
----------------------------------------------------------------------
  Death Benefit                                                  25
----------------------------------------------------------------------
  Surrenders                                                     28
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  30
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         32
----------------------------------------------------------------------
OTHER INFORMATION                                                33
----------------------------------------------------------------------
  Legal Matters                                                  33
----------------------------------------------------------------------
  More Information                                               33
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       34
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         38
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          39
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               42
----------------------------------------------------------------------
APPENDIX III -- ACCUMULATION UNIT VALUES                         45
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.


ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.


ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.


PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.


PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                            None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                      $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. These Examples assume that the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so these Examples show charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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                         Annual Fund Operating Expenses
                           as of the Fund's Year End
                        (as a percentage of net assets)



                                                                                  12B-1
                                                                               DISTRIBUTION                 TOTAL FUND
                                                               MANAGEMENT    AND/OR SERVICING     OTHER     OPERATING
                                                                  FEES           FEES (1)       EXPENSES     EXPENSES
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund (2)                              0.80%             N/A            0.32%       1.12%
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund                                      0.75%             N/A            0.17%       0.92%
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund (2)                                      0.70%             N/A            0.34%       1.04%
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                                           0.52%             N/A            0.16%       0.68%
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual International Fund                         1.00%             N/A            0.37%       1.37%
----------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund                                  0.92%             N/A            0.25%       1.17%
----------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                        0.63%            0.18%           0.03%       0.84%
----------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                            0.49%            0.18%           0.03%       0.70%
----------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                            0.63%            0.18%           0.03%       0.84%
----------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                             0.65%            0.18%           0.03%       0.86%
----------------------------------------------------------------------------------------------------------------------
Hartford Focus HLS Fund (3)                                       0.85%            0.18%           0.10%       1.13%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund (formerly Hartford
 International Advisers HLS Fund)                                 0.76%            0.18%           0.09%       1.03%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Communications HLS Fund (3)                       0.85%            0.18%           0.10%       1.13%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Financial Services HLS Fund (3)                   0.85%            0.18%           0.10%       1.13%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund                                   0.85%            0.18%           0.05%       1.08%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                  0.75%            0.18%           0.06%       0.99%
----------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund                               0.85%            0.18%           0.07%       1.10%
----------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                               0.76%            0.18%           0.03%       0.97%
----------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                      0.77%            0.18%           0.04%       0.99%
----------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                           0.40%            0.18%           0.03%       0.61%
----------------------------------------------------------------------------------------------------------------------
Hartford International Capital Appreciation HLS Fund (3)          0.85%            0.18%           0.15%       1.18%
----------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                     0.68%            0.18%           0.10%       0.96%
----------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS Fund (3)                 0.85%            0.18%           0.15%       1.18%
----------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund (4)                                      0.69%            0.18%           0.03%       0.90%
----------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund (3)                                0.83%            0.18%           0.08%       1.09%
----------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                    0.45%            0.18%           0.03%       0.66%
----------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                             0.45%            0.18%           0.03%       0.66%
----------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                                   0.71%            0.18%           0.03%       0.92%
----------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                           0.46%            0.18%           0.02%       0.66%
----------------------------------------------------------------------------------------------------------------------
Hartford Value HLS Fund (3)                                       0.83%            0.18%           0.08%       1.09%
----------------------------------------------------------------------------------------------------------------------



(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2002. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.91%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Focus HLS Fund -- 1.20%; Hartford Global Advisers HLS Fund -- 1.10%; Hartford Global Communications HLS Fund -- 1.20%; Hartford Global Financial Services HLS Fund -- 1.20%; Hartford Global Health HLS Fund -- 1.15%; Hartford Global Leaders HLS

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    Fund -- 1.06%; Hartford Global Technology HLS Fund -- 1.17%; Hartford Growth and Income HLS Fund -- 1.04%; Hartford High Yield HLS Fund -- 1.06%; Hartford Index HLS Fund -- 0.68%; Hartford International Capital Appreciation HLS Fund -- 1.25%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford International Small Company HLS Fund -- 1.25%; Hartford MidCap HLS Fund -- 0.97%; Hartford MidCap Value HLS Fund -- 1.16%; Hartford Money Market HLS Fund -- 0.73%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 0.99%; Hartford Stock HLS Fund -- 0.73%; Hartford Value HLS Fund -- 1.16%.



(2) From time to time, the Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment adviser may cease these waivers or reimbursements at any time. Total Fund Operating Expenses do not reflect fee waivers and expense reimbursements.



(3) Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund, are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.



(4) Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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EXAMPLE





YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.


                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166       $216       $310       $57        $ 85       $145       $309
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $170       $224       $325       $59        $ 90       $153       $324
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $172       $227       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176       $234       $345       $61        $ 96       $163       $344
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FOUNDATION FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $159       $206       $289       $55        $ 79       $135       $288
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $164       $214       $305       $57        $ 83       $143       $304
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $216       $310       $57        $ 85       $145       $309
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $170       $224       $325       $59        $ 90       $153       $324
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $322       $58        $ 89       $152       $321
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $174       $230       $337       $60        $ 93       $159       $336
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $152       $193       $264       $52        $ 71       $122       $263
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $201       $280       $54        $ 76       $130       $279
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $158       $204       $285       $55        $ 77       $133       $284
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $211       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA PERPETUAL INTERNATIONAL
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $108       $178       $237       $350       $61        $ 97       $166       $349
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $109       $179       $239       $355       $62        $ 99       $169       $354
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $110       $184       $247       $370       $63        $104       $176       $369
-----------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $167       $219       $315       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172       $227       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $173       $229       $335       $60        $ 93       $158       $334
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178       $237       $350       $61        $ 97       $166       $349
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $201       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $100       $152       $194       $266       $53        $ 72       $123       $265
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $202       $282       $54        $ 76       $131       $281
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $102       $159       $205       $287       $55        $ 78       $134       $286
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $303       $56        $ 83       $142       $302
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------
  Without any optional benefits           $28        $ 86       $146       $310
--------------------------------------
  With Optional Death Benefit             $30        $ 90       $154       $325
--------------------------------------
  With Earnings Protection Benefit        $30        $ 92       $157       $330
--------------------------------------
  With both optional benefits             $32        $ 97       $164       $345
--------------------------------------
EVERGREEN VA FOUNDATION FUND
--------------------------------------
  Without any optional benefits           $26        $ 79       $136       $289
--------------------------------------
  With Optional Death Benefit             $27        $ 84       $144       $305
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $146       $310
--------------------------------------
  With both optional benefits             $30        $ 90       $154       $325
--------------------------------------
EVERGREEN VA GROWTH FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $142       $302
--------------------------------------
  With Optional Death Benefit             $29        $ 88       $150       $317
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $322
--------------------------------------
  With both optional benefits             $31        $ 94       $160       $337
--------------------------------------
EVERGREEN VA OMEGA FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $123       $264
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $131       $280
--------------------------------------
  With Earnings Protection Benefit        $25        $ 78       $134       $285
--------------------------------------
  With both optional benefits             $27        $ 83       $141       $301
--------------------------------------
EVERGREEN VA PERPETUAL INTERNATIONAL
  FUND
--------------------------------------
  Without any optional benefits           $31        $ 94       $159       $335
--------------------------------------
  With Optional Death Benefit             $32        $ 98       $167       $350
--------------------------------------
  With Earnings Protection Benefit        $33        $100       $169       $355
--------------------------------------
  With both optional benefits             $34        $105       $177       $370
--------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
--------------------------------------
  Without any optional benefits           $28        $ 87       $149       $315
--------------------------------------
  With Optional Death Benefit             $30        $ 92       $157       $330
--------------------------------------
  With Earnings Protection Benefit        $31        $ 94       $159       $335
--------------------------------------
  With both optional benefits             $32        $ 98       $167       $350
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $131       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $139       $296
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $317
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $124       $266
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $132       $282
--------------------------------------
  With Earnings Protection Benefit        $26        $ 79       $135       $287
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $303
--------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $201       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $103       $164       $213       $304       $56        $ 83       $142       $303
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $221       $319       $58        $ 88       $150       $318
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $168       $219       $316       $58        $ 87       $148       $315
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $174       $230       $336       $60        $ 93       $159       $335
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $164       $214       $306       $57        $ 84       $143       $305
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $171       $224       $326       $59        $ 90       $154       $325
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175       $232       $341       $60        $ 95       $161       $340
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $312       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $228       $332       $59        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165       $215       $308       $57        $ 84       $144       $307
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $170       $223       $323       $59        $ 89       $152       $322
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $171       $226       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176       $233       $343       $61        $ 95       $162       $342
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $131       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $139       $296
--------------------------------------
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $317
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $283
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $298
--------------------------------------
  With Earnings Protection Benefit        $27        $ 84       $143       $304
--------------------------------------
  With both optional benefits             $29        $ 89       $151       $319
--------------------------------------
HARTFORD FOCUS HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $301
--------------------------------------
  With Optional Death Benefit             $29        $ 88       $149       $316
--------------------------------------
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $31        $ 94       $160       $336
--------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
  FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
  FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 84       $144       $306
--------------------------------------
  With Optional Death Benefit             $29        $ 89       $152       $321
--------------------------------------
  With Earnings Protection Benefit        $30        $ 91       $154       $326
--------------------------------------
  With both optional benefits             $31        $ 95       $162       $341
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $312
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $317
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $332
--------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85       $145       $308
--------------------------------------
  With Optional Death Benefit             $29        $ 90       $153       $323
--------------------------------------
  With Earnings Protection Benefit        $30        $ 91       $156       $328
--------------------------------------
  With both optional benefits             $31        $ 96       $163       $343
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $216       $310       $57        $ 85       $145       $309
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $167       $219       $315       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $227       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $312       $57        $ 86       $146       $311
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $228       $332       $59        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $189       $256       $52        $ 69       $118       $255
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $197       $272       $53        $ 73       $126       $271
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $161       $208       $293       $55        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL
  APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $168        N/A        N/A       $58        $ 87        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $174        N/A        N/A       $60        $ 93        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178        N/A        N/A       $61        $ 98        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $161       $208       $293       $55        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $216       $309       $57        $ 85       $145       $308
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $167       $218       $314       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $168        N/A        N/A       $58        $ 87        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $107       $174        N/A        N/A       $60        $ 93        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178        N/A        N/A       $61        $ 98        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $159       $205       $287       $55        $ 78       $134       $286
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $303       $56        $ 83       $142       $302
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $165       $215       $308       $57        $ 84       $144       $307
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $170       $223       $323       $59        $ 89       $152       $322
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165        N/A        N/A       $57        $ 84        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169        N/A        N/A       $58        $ 89        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175        N/A        N/A       $61        $ 95        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $138       $294
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $146       $310
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $149       $315
--------------------------------------
  With both optional benefits             $30        $ 92       $157       $330
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $312
--------------------------------------
  With Earnings Protection Benefit        $29        $ 88       $150       $317
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $332
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $119       $256
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $127       $272
--------------------------------------
  With Earnings Protection Benefit        $25        $ 76       $130       $278
--------------------------------------
  With both optional benefits             $26        $ 81       $138       $293
--------------------------------------
HARTFORD INTERNATIONAL CAPITAL
  APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 88        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 92        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $31        $ 94        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 99        N/A        N/A
--------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $146       $309
--------------------------------------
  With Earnings Protection Benefit        $28        $ 87       $148       $314
--------------------------------------
  With both optional benefits             $30        $ 92       $156       $329
--------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
  HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 88        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 92        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $31        $ 94        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 99        N/A        N/A
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 79       $135       $287
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $303
--------------------------------------
  With Earnings Protection Benefit        $28        $ 85       $145       $308
--------------------------------------
  With both optional benefits             $29        $ 90       $153       $323
--------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $29        $ 89        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $30        $ 91        N/A        N/A
--------------------------------------
  With both optional benefits             $31        $ 96        N/A        N/A
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $159       $206       $289       $55        $ 79       $135       $288
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $164       $214       $305       $57        $ 83       $143       $304
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $104       $166       $216       $310       $57        $ 85       $145       $309
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $170       $224       $325       $59        $ 90       $153       $324
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165        N/A        N/A       $57        $ 84        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169        N/A        N/A       $58        $ 89        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Earnings Protection Benefit        $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175        N/A        N/A       $61        $ 95        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract :
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 79       $136       $289
--------------------------------------
  With Optional Death Benefit             $27        $ 84       $144       $305
--------------------------------------
  With Earnings Protection Benefit        $28        $ 86       $146       $310
--------------------------------------
  With both optional benefits             $30        $ 90       $154       $325
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
--------------------------------------
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------
HARTFORD VALUE HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $29        $ 89        N/A        N/A
--------------------------------------
  With Earnings Protection Benefit        $30        $ 91        N/A        N/A
--------------------------------------
  With both optional benefits             $31        $ 96        N/A        N/A
------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

HIGHLIGHTS


HOW DO I PURCHASE THIS CONTRACT?


You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.


WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.


Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower mortality and expense risk charges and shorter contingent deferred sales charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.


WHAT TYPE OF SALES CHARGE WILL I PAY?


You don't pay a sales charge when you purchase your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:


  NUMBER OF YEARS
        FROM          CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------


You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount


x  Premium Payments that have been in your Contract for more than seven years.


x  Payment Enhancements or earnings

x  Distributions made due to death


x  Most payments we make to you as part of your Annuity Payout


IS THERE AN ANNUAL MAINTENANCE FEE?


We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?


In addition to the Annual Maintenance Fee, you pay the following charges each year:



- MORTALITY AND EXPENSE RISK CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.



- ANNUAL FUND OPERATING EXPENSES -- These charges are for the Funds. See the Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.



- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The

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Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.


If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,


- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Interest Accumulation Value on the date the Optional Death Benefit is added to your Contract.


The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit,or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?


When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Periods Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.



You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

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GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING        RATING            BASIS OF RATING
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 A.M. Best and
 Company, Inc.               4/1/00               A+   Financial performance
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 Standard & Poor's           8/1/00               AA   Insurer financial strength
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 Fitch                      12/1/00              AA+   Financial strength
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These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS


Evergreen VA Capital Growth Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, Evergreen VA Perpetual International Fund, and Evergreen VA Special Equity Fund are series of Evergreen Variable Annuity Trust, a Delaware business trust. Evergreen Investment Management Company is the investment adviser to the Evergreen VA Capital Growth Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Omega Fund, and Evergreen VA Special Equity Fund. Mentor Perpetual Advisors LLC is the investment adviser to the Evergreen VA Perpetual International Fund. All the investment advisers for the Evergreen Funds are subsidiaries of First Union Corporation, the sixth largest bank holding company in the United States.



Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.



Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, and Hartford Stock HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.

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We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.



The Funds may not be available in all states.



The investment goals of each of the Funds are as follows:



EVERGREEN VA CAPITAL GROWTH FUND -- Seeks to provide long-term growth by investing primarily in common stocks of large U.S. companies which the investment adviser believes offer the potential for capital appreciation over both the immediate and long term.



EVERGREEN VA FOUNDATION FUND -- Seeks, in order of priority, reasonable income, conservation of capital and capital appreciation by investing in a combination of equity and debt securities.



EVERGREEN VA GROWTH FUND -- Seeks to provide long-term capital growth through investment in common stock. Although the Fund may invest in companies of any size, the Fund invests principally in common stocks of small to mid-sized companies.



EVERGREEN VA OMEGA FUND -- Seeks long-term capital growth through investment in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations.



EVERGREEN VA PERPETUAL INTERNATIONAL FUND -- Seeks to provide long-term capital growth by investing in a diversified portfolio of equity securities of issuers of all sizes located outside the United States. The Fund may also invest in debt securities of investment grade quality.



EVERGREEN VA SPECIAL EQUITY FUND -- Seeks capital growth through investment in equity securities of U.S. companies with small market capitalizations.



HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.



HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.



HARTFORD FOCUS HLS FUND -- Seeks long-term capital appreciation by investing primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The Fund will typically hold stocks of 20-30 companies. Sub-advised by Wellington Management.



HARTFORD GLOBAL ADVISERS HLS FUND (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS
FUND) -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL COMMUNICATIONS HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of communications companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of financial services companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of health care companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.



HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of technology companies worldwide. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.



HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for

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the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.



HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers with market capitalizations of under $2 billion. Sub-advised by Wellington Management.



HARTFORD MIDCAP HLS FUND (EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON JUNE 29, 2001, CLOSED TO NEW AND SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS OF CONTRACT VALUE) -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.



HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations below $20 billion. Sub-advised by Wellington Management.



HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.



HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.



HARTFORD VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations above $10 billion. Sub-advised by Wellington Management.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.



VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.



- Arrange for the handling and tallying of proxies received from Contract
  Owners.



- Vote all Fund shares attributable to your Contract according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.



SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.



We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered

*"Standard & Poor's," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Hartford Index HLS Fund.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.


PERFORMANCE RELATED INFORMATION

--------------------------------------------------------------------------------


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.



We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


THE FIXED ACCUMULATION FEATURE
--------------------------------------------------------------------------------

IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- As of June 15, 2001, you may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Currently, the 6-Month and 12-month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the Transfer Programs.



Under the 6-month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected with the final transfer of the entire amount remaining in the Program.



Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during the same interest rate period will be credited to the current DCA Plus Program. Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during a different interest rate period will be used to start a new DCA Plus Program. Unless you send us different instructions, the new DCA Plus Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Funds. New DCA Programs will be credited with the same interest rate in effect on the date the subsequent Program payment is received.



We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



Hartford reserves the right to limit the total number of DCA Programs to 5 Programs open at any one time.



The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate.



You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue at the interest rate currently in effect for the Fixed Accumulation Feature.



We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.



From May 1, 2001 to June 15, 2001, you may enroll in only one Program. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that current Program transfer period.


THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a)of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

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- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

If you are considering purchasing optional benefits such as the Earnings Protection Benefit and your Contract is an IRA, you should read "Appendix I -- Information Regarding Tax-Qualified Retirement Plans," under the section
"4. Individual Retirement Annuities ("IRAs") Under Section 408" under the sub-section "Information About Death Benefits and IRAs."

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no contingent deferred sales charge. You and your financial adviser

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should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.


We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contracts's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily Mortality and Expense Risk Charge and any other applicable charges adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

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- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.


FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668


- Electronically, if available, by the Internet through our website at http://online.hartfordlife.com


Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange.

Hartford, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
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         3                   8%
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         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

________________________________________________________________________________

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.


- We will then Surrender the Premium Payments that have been in the Contract the longest.


- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.


If you have any questions about these charges, please contact your financial adviser or Hartford.

________________________________________________________________________________


If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:



NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   7%
-----------------------------------------
         5                   6%
-----------------------------------------
         6                   5%
-----------------------------------------
         7                   4%
-----------------------------------------
     8 or more               0%
-----------------------------------------


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- ANNUAL WITHDRAWAL AMOUNT -- During the first seven Contract Years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred

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  Sales Charge period under an Annuity Payout Option which allows Surrenders.


- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.


After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payment Enhancements credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.


MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:


- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.


Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.


- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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PAYMENT ENHANCEMENTS


No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.



WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.


DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or


- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.


The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.



You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.



The Interest Accumulation Value will be:



- Your Contract Value on the date we add the Optional Death Benefit to your Contract;



- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;



- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;



- Minus any partial Surrenders after the Optional Death Benefit is added;



- Compounded daily at an annual interest rate of 5%.


If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.


The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II".



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.


If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

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- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.


We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

________________________________________________________________________________

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,


- You elected the Earnings Protection Benefit when you purchased your Contract,


- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders,
- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
________________________________________________________________________________

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone other than your spouse who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.


SPOUSAL CONTRACT CONTINUATION -- If a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.



Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.


If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.


FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the variable-dollar amount Annuity Payouts under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.


COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.


WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(B) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH A CASH REFUND


We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return.



LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN



We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.



JOINT AND LAST SURVIVOR LIFE ANNUITY



We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:


- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN


We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENT FOR A PERIOD CERTAIN


We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.


IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.


- For Qualified Contracts if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.



- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.


For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.


Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.


FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.


VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.


ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.


DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Money Market Fund into a different Fund. For either Program, you may select transfers on a monthly, quarterly, semi-annual or annual basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
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Effective as of the close of the New York Stock Exchange on June 29, 2001, Hartford MidCap HLS Fund Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value. However, you are allowed to continue any Dollar Cost Averaging Program, InvestEase Program, Asset Rebalancing Program, or Automatic Income Program into the Hartford MidCap HLS Fund Sub-Account if you enroll on or before June 29, 2001.


OTHER INFORMATION
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ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.



A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.



CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.



We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.



HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.


Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


LEGAL MATTERS


There are no material legal proceedings pending to which the Separate Account is a party.


Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.


MORE INFORMATION


You may call your Registered Representative if you have any questions or write or call us at the address below:


Hartford Life and Annuity Insurance Company
Attn: Investment Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

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FEDERAL TAX CONSIDERATIONS

What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includible in gross income equal the "investment in the contract" under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract".

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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    Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However, it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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        the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining "investment in the contract". As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.


 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.


 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING


Any portion of a distribution that is current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.


E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION


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GENERAL INFORMATION
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    Safekeeping of Assets
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    Independent Public Accountants
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    Non-Participation
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    Misstatement of Age or Sex
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    Principal Underwriter
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PERFORMANCE RELATED INFORMATION
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    Total Return for all Sub-Accounts
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    Yield for Sub-Accounts
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    Money Market Sub-Accounts
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    Additional Materials
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    Performance Comparisons
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PERFORMANCE TABLES
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FINANCIAL STATEMENTS
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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.


Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation or, for 2001, $8,500 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.


All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust,

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amounts under the plan will be subject to the claims of the employer's general creditors.

In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs") UNDER SECTION 408

TRADITIONAL IRAS -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

INFORMATION ABOUT DEATH BENEFITS AND IRAS -- IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA.

Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualified tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
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- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.


On January 17, 2001, the Internal Revenue Service published a new set of proposed regulations in the Federal Register relating to minimum required distributions. The discussion above does not take these new proposed regulations into account. Please consult with your tax or legal adviser with any questions regarding the new proposed regulations.


(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.


Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from section 401 or 403(b) tax-qualified retirement plans unless such distributions are:


- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
--------------------------------------------------------------------------------

EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1
Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

44                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

EXAMPLE 2
Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   45
--------------------------------------------------------------------------------


APPENDIX III -- ACCUMULATION UNIT VALUES



(FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not yet commenced operations.



                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
EVERGREEN VA CAPITAL GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.319
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   75
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   --
--------------------------------------------------------------------------------
EVERGREEN VA FOUNDATION FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   30
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.956
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   --
--------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.882
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   33
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.880
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   --
--------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.685
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  239
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.684
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   83
--------------------------------------------------------------------------------

46                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
EVERGREEN VA PERPETUAL INTERNATIONAL FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.819
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   77
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.818
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   38
--------------------------------------------------------------------------------
EVERGREEN VA SPECIAL EQUITY FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.779
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   22
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.778
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   --
--------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               33,703
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                5,808
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.091
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                3,844
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  373
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   47
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.952
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               36,229
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.951
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                8,753
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.193
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                6,273
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.192
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,619
--------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                2,631
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.897
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  652
--------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(b)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                2,616
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  653
--------------------------------------------------------------------------------

48                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.822
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               15,816
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                2,338
--------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(b)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.620
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                4,339
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,003
--------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                9,004
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,182
--------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,407
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  151
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   49
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                8,498
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.941
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,198
--------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                6,533
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  995
--------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               21,956
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                5,158
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               15,511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                1,425
--------------------------------------------------------------------------------

50                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.082
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $1.081
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   22
--------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               14,344
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.716
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                2,037
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.965
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                               32,806
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                      $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                6,390
--------------------------------------------------------------------------------



(a) Inception date March 6, 2000.



(b) Inception date May 1, 2000.

To obtain a Statement of Additional Information for The Director SELECT Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                                      Name

----------------------------------------------------
                                    Address

----------------------------------------------------
    City/State                                                      Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE

                            THE DIRECTOR SELECT PLUS


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity Insurance Company, Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2001
Date of Statement of Additional Information: May 1, 2001


                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................2
      Safekeeping of Assets....................................................2
      Independent Public Accountants...........................................2
      Non-Participating........................................................2
      Misstatement of Age or Sex...............................................3
      Principal Underwriter....................................................3
PERFORMANCE RELATED INFORMATION................................................3
      Total Return for all Sub-Accounts........................................3
      Yield for Sub-Accounts...................................................4
      Money Market Sub-Accounts................................................4
      Additional Materials.....................................................5
      Performance Comparisons..................................................5
PERFORMANCE TABLES.............................................................7
FINANCIAL STATEMENTS........................................................SA-1

                               GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2000: $190,239,543; 1999: $226,178,603; and 1998: $107,925,386.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
                                                                          n
The formula Hartford uses to calculate standardized total return is P(1+T) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.
                                                                      6
The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1)  -1].
In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:
                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

 X The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

 X The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

 X The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

 X The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

 X The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

                               PERFORMANCE TABLES

The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not commenced operation.

                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
                                         SUB-ACCOUNT                                                      SINCE
SUB-ACCOUNT                            INCEPTION DATE       1 YEAR         5 YEAR         10 YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund         03/02/1998         5.00%           N/A             N/A           4.07%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund             03/01/1996        -17.30%          N/A             N/A           6.64%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund                 03/02/1998         0.64%           N/A             N/A           0.86%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                  03/01/1997        -24.71%          N/A             N/A           9.95%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual International
Fund                                     03/02/1998        -25.33%          N/A             N/A           4.65%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund         09/29/1999        -20.75%          N/A             N/A           -3.29%
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983        -13.35%         9.62%            N/A           9.04%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         -0.82%         0.50%            N/A           3.24%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984         0.40%          16.59%           N/A           17.09%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/09/1994         -1.84%         12.18%           N/A           13.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995        -19.14%         3.89%            N/A           5.31%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000          N/A            N/A             N/A           35.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998        -19.55%          N/A             N/A           24.25%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000          N/A            N/A             N/A          -49.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998        -18.16%          N/A             N/A           5.24%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998        -11.60%          N/A             N/A           -3.71%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -21.96%         12.89%           N/A           11.84%
---------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
HLS Fund                                 07/02/1990        -29.44%         2.61%            N/A           4.54%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         12.40%          N/A             N/A           26.98%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980         -6.58%         -0.72%           N/A           -0.02%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985         -2.50%         0.51%            N/A           2.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -25.52%          N/A             N/A           12.00%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977        -19.55%         14.65%           N/A           12.41%
---------------------------------------------------------------------------------------------------------------------

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
                                       FUND INCEPTION                                                     SINCE
SUB-ACCOUNT                                 DATE            1 YEAR         5 YEAR         10 YEAR       INCEPTION
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Capital Growth Fund         03/02/1998         16.23%          N/A             N/A           10.12%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Foundation Fund             03/01/1996         -6.11%          N/A             N/A           10.40%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Growth Fund                 03/02/1998         11.86%          N/A             N/A           7.11%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                  03/01/1997        -13.53%          N/A             N/A           14.25%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Perpetual International
Fund                                     03/02/1998        -14.16%          N/A             N/A           10.18%
---------------------------------------------------------------------------------------------------------------------
Evergreen VA Special Equity Fund         09/29/1999         -9.56%          N/A             N/A           5.65%
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983         -2.35%         12.86%         11.92%          10.97%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         10.18%         4.75%           6.01%          6.91%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984         11.40%         19.59%         20.69%          16.48%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/08/1994         9.16%          15.24%           N/A           15.95%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995         -8.14%         7.22%            N/A           8.60%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000          N/A            N/A             N/A           46.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998         -8.55%          N/A             N/A           29.08%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000          N/A            N/A             N/A          -38.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998         -7.16%          N/A             N/A           11.04%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998         -0.60%          N/A             N/A           2.57%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -10.96%         15.82%         14.86%          12.08%
---------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
HLS Fund                                 07/02/1990        -18.44%         6.50%           7.38%          5.68%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         23.40%          N/A             N/A           30.88%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980         4.42%          3.65%           3.21%          5.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985         8.50%          4.75%           5.43%          6.76%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -14.52%          N/A             N/A           15.70%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977         -8.55%         17.49%         15.59%          13.31%
---------------------------------------------------------------------------------------------------------------------

--------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2000.

---------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                    YIELD             EFFECTIVE YIELD
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                                 4.58%                  4.68%
---------------------------------------------------------------------------------------------------------------------


        YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2000.

---------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                                      YIELD
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                                                           4.43%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                                                     8.97%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                                                            4.96%
---------------------------------------------------------------------------------------------------------------------

DIRECTOR PREFERRED PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
           1-800-862-7155 (REGISTERED REPRESENTATIVES)        [HARTFORD LIFE LOGO]

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--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Director Preferred Plus variable annuity. Please read it carefully.


We call this annuity Director Preferred Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.



Director Preferred Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.


x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

--------------------------------------------------------------------------------


At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- FIRST AMERICAN INTERNATIONAL PORTFOLIO SUB-ACCOUNT which purchases shares of International Portfolio of First American Insurance Portfolios, Inc.



- FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO SUB-ACCOUNT which purchases shares of Large Cap Growth Portfolio of First American Insurance Portfolios, Inc.



- FIRST AMERICAN TECHNOLOGY PORTFOLIO SUB-ACCOUNT which purchases shares of Technology Portfolio of First American Insurance Portfolios, Inc.



- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Advisers HLS Fund, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Bond HLS Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Capital Appreciation HLS Fund, Inc.



- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Dividend and Growth HLS Fund, Inc.



- HARTFORD FOCUS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Focus HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL ADVISERS HLS FUND SUB-ACCOUNT (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS FUND SUB-ACCOUNT) which purchases Class IB shares of Hartford Global Advisers HLS Fund, Inc.



- HARTFORD GLOBAL COMMUNICATIONS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Communications HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Financial Services HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Index HLS Fund, Inc.



- HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Small Company HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap HLS Fund, Inc. (Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value).



- HARTFORD MIDCAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Money Market HLS Fund, Inc.



- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Mortgage Securities HLS Fund, Inc.



- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Small Company HLS Fund, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Stock HLS Fund, Inc.



- HARTFORD VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Value HLS Fund of Hartford Series Fund, Inc.


You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.


Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).

This Annuity IS NOT:

 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency

This Annuity may not be available for sale in all states.
--------------------------------------------------------------------------------

THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       12
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     14
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    14
----------------------------------------------------------------------
  The Separate Account                                           14
----------------------------------------------------------------------
  The Funds                                                      14
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  17
----------------------------------------------------------------------
THE FIXED ACCUMULATION FEATURE                                   17
----------------------------------------------------------------------
THE CONTRACT                                                     18
----------------------------------------------------------------------
  Purchases and Contract Value                                   18
----------------------------------------------------------------------
  Charges and Fees                                               21
----------------------------------------------------------------------
  Death Benefit                                                  24
----------------------------------------------------------------------
  Surrenders                                                     27
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  29
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         31
----------------------------------------------------------------------
OTHER INFORMATION                                                32
----------------------------------------------------------------------
  Legal Matters                                                  32
----------------------------------------------------------------------
  More Information                                               32
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       32
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         37
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          38
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               41
----------------------------------------------------------------------
APPENDIX III -- ACCUMULATION UNIT VALUES                         44
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.


ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.


ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.


JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.


PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.


PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. These Examples assume that the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so these Examples show charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------


                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)



                                                                           12B-1
                                                                       DISTRIBUTION                        TOTAL FUND
                                                                          AND/OR              OTHER         OPERATING
                                                  MANAGEMENT FEES   SERVICING FEES (1)      EXPENSES        EXPENSES
-----------------------------------------------------------------------------------------------------------------------
First American International Portfolio (2)             1.25%                N/A               3.98%           5.23%
-----------------------------------------------------------------------------------------------------------------------
First American Large Cap Growth Portfolio (2)          0.70%                N/A               8.56%           9.26%
-----------------------------------------------------------------------------------------------------------------------
First American Technology Portfolio (2)                0.70%                N/A               8.18%           8.88%
-----------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                             0.63%               0.18%              0.03%           0.84%
-----------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                 0.49%               0.18%              0.03%           0.70%
-----------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                 0.63%               0.18%              0.03%           0.84%
-----------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                  0.65%               0.18%              0.03%           0.86%
-----------------------------------------------------------------------------------------------------------------------
Hartford Focus HLS Fund (3)                            0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund (formerly
  Hartford International Advisers HLS Fund)            0.76%               0.18%              0.09%           1.03%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Communications HLS Fund (3)            0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Financial Services HLS Fund (3)        0.85%               0.18%              0.10%           1.13%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund                        0.85%               0.18%              0.05%           1.08%
-----------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                       0.75%               0.18%              0.06%           0.99%
-----------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                    0.76%               0.18%              0.03%           0.97%
-----------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                           0.77%               0.18%              0.04%           0.99%
-----------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                0.40%               0.18%              0.03%           0.61%
-----------------------------------------------------------------------------------------------------------------------
Hartford International Capital Appreciation HLS
  Fund (3)                                             0.85%               0.18%              0.15%           1.18%
-----------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS Fund
  (3)                                                  0.85%               0.18%              0.15%           1.18%
-----------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund (4)                           0.69%               0.18%              0.03%           0.90%
-----------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund (3)                     0.83%               0.18%              0.08%           1.09%
-----------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                         0.45%               0.18%              0.03%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                  0.45%               0.18%              0.03%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                        0.71%               0.18%              0.03%           0.92%
-----------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                0.46%               0.18%              0.02%           0.66%
-----------------------------------------------------------------------------------------------------------------------
Hartford Value HLS Fund (3)                            0.83%               0.18%              0.08%           1.09%
-----------------------------------------------------------------------------------------------------------------------



(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2002. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.91%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Focus HLS Fund -- 1.20%; Hartford Global Advisers HLS Fund -- 1.10%; Hartford Global Communications HLS Fund -- 1.20%; Hartford Global Financial Services HLS Fund -- 1.20%; Hartford Global Health HLS Fund -- 1.15%; Hartford Global Leaders HLS Fund -- 1.06%; Hartford Growth and Income HLS Fund -- 1.04%; Hartford High Yield HLS Fund -- 1.06%; Hartford Index HLS Fund -- 0.68%; Hartford International Capital Appreciation HLS Fund -- 1.25%; Hartford International Small Company HLS Fund -- 1.25%; Hartford MidCap HLS Fund -- 0.97%; Hartford MidCap Value HLS Fund -- 1.16%; Hartford Money Market HLS Fund -- 0.73%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 0.99%; Hartford Stock HLS Fund -- 0.73%; Hartford Value HLS Fund --1.16%.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


(2) First American International Portfolio, First American Large Cap Growth Portfolio, and First American Technology Portfolio commenced operations on April 28, 2000. Other expenses for the period from April 28, 2000 through December 31, 2000, have been annualized. The Adviser intends to waive the Management Fee or otherwise reimburse a portion of Other Expenses during the current fiscal year so that Total Fund Operating Expenses do not exceed 0.80%, 0.90% and 1.35%, respectively, for First American International Portfolio, First American Large Cap Growth Portfolio and First American Technology Portfolio. The Adviser may discontinue these waivers and reimbursements at any time.



(3) Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund, are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.



(4) Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------

EXAMPLES


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.



                 If you Surrender your Contract:  If you annuitize your Contract: If you do not Surrender your Contract:
 SUB-ACCOUNT     1 YEAR  3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 ------------------------------------------------------------------------------------------------------------------------
 FIRST AMERICAN INTERNATIONAL PORTFOLIO
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $147    $283    $404     $654    $101   $209    $342     $654     $71      $210      $343       $654
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $149    $287    $410     $664    $102   $213    $349     $664     $73      $214      $350       $664
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $150    $288    $412     $668    $103   $215    $351     $667     $73      $216      $352       $668
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $151    $292    $418     $678    $104   $219    $358     $677     $75      $220      $358       $678
 ------------------------------------------------------------------------------------------------------------------------
 FIRST AMERICAN
   LARGE CAP
   GROWTH
   PORTFOLIO
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $190    $387    $554     $874    $143   $321    $504     $873     $114     $321      $504       $874
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $192    $391    $559     $880    $145   $325    $509     $879     $115     $325      $510       $880
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $192    $392    $561     $882    $145   $326    $511     $882     $116     $327      $512       $882
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $194    $396    $566     $888    $147   $330    $516     $888     $118     $331      $517       $888
 ------------------------------------------------------------------------------------------------------------------------
 FIRST AMERICAN
   TECHNOLOGY
   PORTFOLIO
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $186    $378    $541     $857    $139   $311    $490     $856     $110     $311      $490       $857
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $188    $382    $546     $864    $141   $315    $495     $863     $111     $315      $496       $864
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $188    $383    $548     $866    $141   $316    $497     $865     $112     $317      $498       $866
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $190    $387    $553     $872    $143   $320    $503     $872     $114     $321      $503       $872
 -----------------------
 HARTFORD
   ADVISERS HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101    $157    $201     $281    $ 54   $ 76    $131     $280     $25      $ 77      $131       $281
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103    $162    $209     $296    $ 56   $ 81    $138     $295     $27      $ 82      $139       $296
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103    $163    $212     $302    $ 56   $ 82    $141     $301     $27      $ 83      $142       $302
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105    $168    $220     $317    $ 58   $ 87    $149     $316     $29      $ 88      $150       $317
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD BOND
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $100    $152    $194     $266    $ 53   $ 72    $123     $265     $23      $ 72      $124       $266
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101    $157    $202     $282    $ 54   $ 76    $131     $281     $25      $ 77      $132       $282
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $102    $159    $205     $287    $ 55   $ 78    $134     $286     $26      $ 79      $135       $287
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103    $163    $212     $303    $ 56   $ 83    $142     $302     $27      $ 83      $142       $303
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD
   CAPITAL
   APPRECIATION
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101    $157    $201     $281    $ 54   $ 76    $131     $280     $25      $ 77      $131       $281
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103    $162    $209     $296    $ 56   $ 81    $138     $295     $27      $ 82      $139       $296
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103    $163    $212     $302    $ 56   $ 82    $141     $301     $27      $ 83      $142       $302
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105    $168    $220     $317    $ 58   $ 87    $149     $316     $29      $ 88      $150       $317
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD
   DIVIDEND AND
   GROWTH HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $101    $157    $202     $283    $ 54   $ 77    $132     $282     $25      $ 77      $132       $283
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103    $162    $210     $298    $ 56   $ 81    $140     $298     $27      $ 82      $140       $298
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $103    $164    $213     $304    $ 56   $ 83    $142     $303     $27      $ 84      $143       $304
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105    $169    $221     $319    $ 58   $ 88    $150     $318     $29      $ 89      $151       $319
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD FOCUS
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $166     N/A      N/A    $ 57   $ 85     N/A      N/A     $28      $ 86       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106    $171     N/A      N/A    $ 59   $ 90     N/A      N/A     $30      $ 91       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $172     N/A      N/A    $ 59   $ 91     N/A      N/A     $30      $ 92       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108    $176     N/A      N/A    $ 61   $ 96     N/A      N/A     $32      $ 97       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   ADVISERS HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103    $163    $211     $301    $ 56   $ 82    $141     $300     $27      $ 83      $141       $301
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105    $168    $219     $316    $ 58   $ 87    $148     $315     $29      $ 88      $149       $316
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105    $169    $222     $321    $ 58   $ 88    $151     $320     $29      $ 89      $152       $321
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107    $174    $230     $336    $ 60   $ 93    $159     $335     $31      $ 94      $160       $336
 ------------------------------------------------------------------------------------------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------------
                 If you Surrender your Contract:  If you annuitize your Contract: If you do not Surrender your Contract:
 SUB-ACCOUNT     1 YEAR  3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 HARTFORD GLOBAL
 COMMUNICATIONS HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $166     N/A      N/A    $ 57   $ 85     N/A      N/A     $28      $ 86       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106    $171     N/A      N/A    $ 59   $ 90     N/A      N/A     $30      $ 91       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $172     N/A      N/A    $ 59   $ 91     N/A      N/A     $30      $ 92       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108    $176     N/A      N/A    $ 61   $ 96     N/A      N/A     $32      $ 97       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   FINANCIAL
   SERVICES HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $166     N/A      N/A    $ 57   $ 85     N/A      N/A     $28      $ 86       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106    $171     N/A      N/A    $ 59   $ 90     N/A      N/A     $30      $ 91       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $172     N/A      N/A    $ 59   $ 91     N/A      N/A     $30      $ 92       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108    $176     N/A      N/A    $ 61   $ 96     N/A      N/A     $32      $ 97       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   HEALTH HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $164    $214     $306    $ 57   $ 84    $143     $305     $28      $ 84      $144       $306
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105    $169    $222     $321    $ 58   $ 88    $151     $320     $29      $ 89      $152       $321
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $171    $224     $326    $ 59   $ 90    $154     $325     $30      $ 91      $154       $326
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107    $175    $232     $341    $ 60   $ 95    $161     $340     $31      $ 95      $162       $341
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL
   LEADERS HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103    $162    $209     $296    $ 56   $ 81    $138     $295     $27      $ 82      $139       $296
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104    $166    $217     $312    $ 57   $ 86    $146     $311     $28      $ 86      $147       $312
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105    $168    $220     $317    $ 58   $ 87    $149     $316     $29      $ 88      $150       $317
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106    $172    $228     $332    $ 59   $ 92    $157     $331     $30      $ 93      $158       $332
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD GROWTH
   AND INCOME
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102    $161    $208     $294    $ 56   $ 80    $137     $293     $26      $ 81      $138       $294
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104    $166    $216     $310    $ 57   $ 85    $145     $309     $28      $ 86      $146       $310
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105    $167    $219     $315    $ 58   $ 86    $148     $314     $28      $ 87      $149       $315
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106    $172    $227     $330    $ 59   $ 91    $156     $329     $30      $ 92      $157       $330
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD HIGH
   YIELD HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $103    $162    $209     $296    $ 56   $ 81    $138     $295     $27      $ 82      $139       $296
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104    $166    $217     $312    $ 57   $ 86    $146     $311     $28      $ 86      $147       $312
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $105    $168    $220     $317    $ 58   $ 87    $149     $316     $29      $ 88      $150       $317
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106    $172    $228     $332    $ 59   $ 92    $157     $331     $30      $ 93      $158       $332
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD INDEX
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99    $150    $189     $256    $ 52   $ 69    $118     $255     $23      $ 70      $119       $256
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $100    $154    $197     $272    $ 53   $ 73    $126     $271     $24      $ 74      $127       $272
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101    $156    $200     $278    $ 54   $ 75    $129     $277     $25      $ 76      $130       $278
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $102    $161    $208     $293    $ 55   $ 80    $137     $292     $26      $ 81      $138       $293
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD
   INTERNATIONAL
   CAPITAL
   APPRECIATION
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $105    $168     N/A      N/A    $ 58   $ 87     N/A      N/A     $29      $ 88       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106    $172     N/A      N/A    $ 59   $ 91     N/A      N/A     $30      $ 92       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $107    $174     N/A      N/A    $ 60   $ 93     N/A      N/A     $31      $ 94       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108    $178     N/A      N/A    $ 61   $ 98     N/A      N/A     $32      $ 99       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD
   INTERNATIONAL
   SMALL
   COMPANY HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $105    $168     N/A      N/A    $ 58   $ 87     N/A      N/A     $29      $ 88       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $106    $172     N/A      N/A    $ 59   $ 91     N/A      N/A     $30      $ 92       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $107    $174     N/A      N/A    $ 60   $ 93     N/A      N/A     $31      $ 94       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $108    $178     N/A      N/A    $ 61   $ 98     N/A      N/A     $32      $ 99       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------------------------------------
                 If you Surrender your Contract:  If you annuitize your Contract: If you do not Surrender your Contract:
 SUB-ACCOUNT     1 YEAR  3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
 HARTFORD MIDCAP
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102    $159    $205     $287    $ 55   $ 78    $134     $286     $26      $ 79      $135       $287
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $103    $163    $212     $303    $ 56   $ 83    $142     $302     $27      $ 83      $142       $303
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $104    $165    $215     $308    $ 57   $ 84    $144     $307     $28      $ 85      $145       $308
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $105    $170    $223     $323    $ 59   $ 89    $152     $322     $29      $ 90      $153       $323
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD MIDCAP
   VALUE HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $165     N/A      N/A    $ 57   $ 84     N/A      N/A     $28      $ 85       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105    $169     N/A      N/A    $ 58   $ 89     N/A      N/A     $29      $ 89       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $171     N/A      N/A    $ 59   $ 90     N/A      N/A     $30      $ 91       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107    $175     N/A      N/A    $ 61   $ 95     N/A      N/A     $31      $ 96       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD MONEY
   MARKET HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99    $151    $192     $262    $ 52   $ 70    $121     $261     $23      $ 71      $122       $262
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101    $156    $200     $278    $ 54   $ 75    $129     $277     $25      $ 76      $130       $278
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101    $157    $202     $283    $ 54   $ 77    $132     $282     $25      $ 77      $132       $283
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103    $162    $210     $298    $ 56   $ 81    $140     $298     $27      $ 82      $140       $298
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD
   MORTGAGE
   SECURITIES
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99    $151    $192     $262    $ 52   $ 70    $121     $261     $23      $ 71      $122       $262
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101    $156    $200     $278    $ 54   $ 75    $129     $277     $25      $ 76      $130       $278
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101    $157    $202     $283    $ 54   $ 77    $132     $282     $25      $ 77      $132       $283
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103    $162    $210     $298    $ 56   $ 81    $140     $298     $27      $ 82      $140       $298
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD SMALL
   COMPANY HLS
   FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $102    $159    $206     $289    $ 55   $ 79    $135     $288     $26      $ 79      $136       $289
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $104    $164    $214     $305    $ 57   $ 83    $143     $304     $27      $ 84      $144       $305
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $104    $166    $216     $310    $ 57   $ 85    $145     $309     $28      $ 86      $146       $310
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $106    $170    $224     $325    $ 59   $ 90    $153     $324     $30      $ 90      $154       $325
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD STOCK
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $ 99    $151    $192     $262    $ 52   $ 70    $121     $261     $23      $ 71      $122       $262
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $101    $156    $200     $278    $ 54   $ 75    $129     $277     $25      $ 76      $130       $278
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $101    $157    $202     $283    $ 54   $ 77    $132     $282     $25      $ 77      $132       $283
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $103    $162    $210     $298    $ 56   $ 81    $140     $298     $27      $ 82      $140       $298
 ------------------------------------------------------------------------------------------------------------------------
 HARTFORD VALUE
   HLS FUND
 ------------------------------------------------------------------------------------------------------------------------
   Without any
    optional
    benefits      $104    $165     N/A      N/A    $ 57   $ 84     N/A      N/A     $28      $ 85       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Optional
    Death
    Benefit       $105    $169     N/A      N/A    $ 58   $ 89     N/A      N/A     $29      $ 89       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With Earnings
    Protection
    Benefit       $106    $171     N/A      N/A    $ 59   $ 90     N/A      N/A     $30      $ 91       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------
   With both
    optional
    benefits      $107    $175     N/A      N/A    $ 61   $ 95     N/A      N/A     $31      $ 96       N/A        N/A
 ------------------------------------------------------------------------------------------------------------------------

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

HIGHLIGHTS


HOW DO I PURCHASE THIS CONTRACT?


You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.


WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.


Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.


WHAT TYPE OF SALES CHARGE WILL I PAY?


You don't pay a sales charge when you purchase your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:


NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------


You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount


x  Premium Payments that have been in your Contract for more than seven years.


x  Payment Enhancements or earnings

x  Distributions made due to death


x  Most payments we make to you as part of your Annuity Payout


IS THERE AN ANNUAL MAINTENANCE FEE?


We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?


In addition to the Annual Maintenance Fee, you pay the following charges each year:



- MORTALITY AND EXPENSE RISK CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.



- ANNUAL FUND OPERATING EXPENSES -- These charges are for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.



- OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



- EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------
Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.


If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,


- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Interest Accumulation Value on the date the Optional Death Benefit is added to your Contract.


The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?


When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.



You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                     12/1/00         AA+      Financial strength
--------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.



THE FUNDS



U.S. Bancorp Piper Jaffray Asset Management serves as the investment adviser to First American Insurance Portfolios, Inc. U.S. Bancorp Piper Jaffray Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As investment adviser, U.S. Bancorp Piper Jaffray Asset Management manages the portfolios' business and investment activities, subject to the authority of the board of directors. Marvin & Palmer Associates (Marvin & Palmer) is the sub-adviser to First American International Portfolio. A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts.



Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.



Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, and Hartford Stock HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
--------------------------------------------------------------------------------

Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.



The Funds may not be available in all states.



The investment goals of each of the Funds are as follows:



FIRST AMERICAN INTERNATIONAL PORTFOLIO OF FIRST AMERICAN INSURANCE PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in equity securities that trade in markets other than the United States. These securities generally are issued by companies that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. Sub-Advised by Marvin & Palmer Associates.



FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO OF FIRST AMERICAN INSURANCE PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in companies that have market capitalizations of at least $5 billion at the time of purchase and exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition.



FIRST AMERICAN TECHNOLOGY PORTFOLIO OF FIRST AMERICAN INSURANCE
PORTFOLIOS, INC. -- Seeks long-term growth of capital by investing primarily in companies which have, or may develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements in areas such as semiconductors, computers, software, communications, and online services.



HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.



HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.



HARTFORD FOCUS HLS FUND -- Seeks long-term capital appreciation by investing primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The Fund will typically hold stocks of 20-30 companies. Sub-advised by Wellington Management.



HARTFORD GLOBAL ADVISERS HLS FUND (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS
FUND) -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL COMMUNICATIONS HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of communications companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of financial services companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of health care companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.



HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.



HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers with market capitalizations of under $2 billion. Sub-advised by Wellington Management.



HARTFORD MIDCAP HLS FUND (EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON JUNE 29, 2001, CLOSED TO NEW AND SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS OF CONTRACT VALUE) -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.



HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations below $20 billion. Sub-advised by Wellington Management.



HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.



HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.



HARTFORD VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations above $10 billion. Sub-advised by Wellington Management.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.



VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.



- Arrange for the handling and tallying of proxies received from Contract
  Owners.



- Vote all Fund shares attributable to your Contract according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.


SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.


* "Standard & Poor's," "S&P-Registered Trademark-," "S&P
  500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Hartford Index HLS Fund.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
--------------------------------------------------------------------------------

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.


PERFORMANCE RELATED INFORMATION

--------------------------------------------------------------------------------


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.



We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


THE FIXED ACCUMULATION FEATURE
--------------------------------------------------------------------------------

IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are;

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general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- Dollar Cost Averaging Plus ("DCA") Programs -- As of June 15, 2001, you may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including
IRAs) and pre-authorize transfers to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Currently, the 6-Month and 12-month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the Transfer Programs.



Under the 6-month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected with the final transfer of the entire amount remaining in the Program.



Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during the same interest rate period will be credited to the current DCA Plus Program. Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during a different interest rate period will be used to start a new DCA Plus Program. Unless you send us different instructions, the new DCA Plus Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Funds. New DCA Programs will be credited with the same interest rate in effect on the date the subsequent Program payment is received.



We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



Hartford reserves the right to limit the total number of DCA Programs to 5 Programs open at any one time.



The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate.



You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue at the interest rate currently in effect for the Fixed Accumulation Feature.



We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.



From May 1, 2001 to June 15, 2001, you may enroll in only one Program. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that current Program transfer period.


THE CONTRACT
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PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

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- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

If you are considering purchasing optional benefits such as the Earnings Protection Benefit and your Contract is an IRA, you should read "Appendix I -- Information Regarding Tax-Qualified Retirement Plans," under the section
"4. Individual Retirement Annuities ("IRAs") Under Section 408" under the sub-section "Information About Death Benefits and IRAs."

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x  3% of the Premium Payment if your cumulative
  Premium Payments are less than $50,000

x  4% of the Premium Payment if your cumulative
  Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and

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your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.


We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contract's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If

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the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.


FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668


- Electronically, if available, by the Internet through our website at http://online.hartfordlife.com


Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange.

Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

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________________________________________________________________________________

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.


- We will then Surrender the Premium Payments that have been in the Contract the longest.


- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.


If you have any questions about these charges, please contact your financial adviser or Hartford.

________________________________________________________________________________


If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:



NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   7%
-----------------------------------------
         5                   6%
-----------------------------------------
         6                   5%
-----------------------------------------
         7                   4%
-----------------------------------------
     8 or more               0%
-----------------------------------------


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- ANNUAL WITHDRAWAL AMOUNT -- During the first seven Contract Years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract, we begin to make Annuity Payouts. We will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.


- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.


After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payment Enhancements invested for less than seven years and then from the Payments credited for less than seven years. Only

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Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.

MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:


- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.


  Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.


- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

PAYMENT ENHANCEMENTS


No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.



WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES

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WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.


DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or


- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.



The Interest Accumulation Value will be:



- Your Contract Value on the date we add the Optional Death Benefit to your Contract;



- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;



- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;



- Minus any partial Surrenders after the Optional Death Benefit is added;



- Compounded daily at an annual interest rate of 5%.


If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.


The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II".



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.


If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.


We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

________________________________________________________________________________

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,


- You elected the Earnings Protection Benefit when you purchased your Contract,


- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders,

- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:
- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
________________________________________________________________________________

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone other than your spouse who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.


SPOUSAL CONTRACT CONTINUATION -- If a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.



Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.


If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.


FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the variable-dollar amount Annuity Payouts under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

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To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.


COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.


WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR:

If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later unless you elect a later date to begin receiving payments if we allow and subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.


LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return or fixed dollar Annuity Payouts.



LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN



We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.



JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:


- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


PAYMENT FOR A PERIOD CERTAIN -- We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.


IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.


- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.



- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.


For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.


Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.


FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.


VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.


ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. Some Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.


DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Money Market Fund into a different Fund. For either Program, you may select transfers on a monthly, quarterly, semi-annual or annual basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.



Effective as of the close of the New York Stock Exchange on June 29, 2001, Hartford MidCap HLS Fund Sub-Account is closed to new and subsequent Premium Payments and transfers

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of Contract Value. However, you are allowed to continue any Dollar Cost Averaging Program, InvestEase Program, Asset Rebalancing Program, or Automatic Income Program into the Hartford MidCap HLS Fund Sub-Account if you enroll on or before June 29, 2001.


OTHER INFORMATION
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ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.



A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.



CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.



We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.



HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.


Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


LEGAL MATTERS -- There are no material legal proceedings pending to which the Separate Account is a party.



Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



MORE INFORMATION -- You may call your Registered Representative if you have any questions or write or call us at the address below:


Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
           (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
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What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
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B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includible in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However,

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    it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.


 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.


 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that

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in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING


Any portion of a distribution that is current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.


E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION


SECTION
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GENERAL INFORMATION
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    Safekeeping of Assets
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    Independent Public Accountants
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    Non-Participation
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    Misstatement of Age or Sex
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    Principal Underwriter
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION
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    Total Return for all Sub-Accounts
----------------------------------------------------------------------
    Yield for Sub-Accounts
----------------------------------------------------------------------
    Money Market Sub-Accounts
----------------------------------------------------------------------
    Additional Materials
----------------------------------------------------------------------
    Performance Comparisons
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PERFORMANCE TABLES
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FINANCIAL STATEMENTS
----------------------------------------------------------------------

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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.


Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation or, for 2001, $8,500 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.


All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAs") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

INFORMATION ABOUT DEATH BENEFITS AND IRAs -- IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA.

Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualifed tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.


On January 17, 2001, the Internal Revenue Service published a new set of proposed regulations in the Federal Register relating to minimum required distributions. The discussion above does not take these new proposed regulations into account. Please consult with your tax or legal adviser with any questions regarding the new proposed regulations.


(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.


Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from Section 401 or 403(b) tax-qualified retirement plans unless such distributions are:


- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------

APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

--------------------------------------------------------------------------------

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1
Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
--------------------------------------------------------------------------------

EXAMPLE 2
Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

44                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


APPENDIX III -- ACCUMULATION UNIT VALUES



The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not yet commenced operations.



                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
FIRST AMERICAN LARGE CAP GROWTH PORTFOLIO
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
FIRST AMERICAN TECHNOLOGY PORTFOLIO
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
FIRST AMERICAN INTERNATIONAL PORTFOLIO
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                       --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                             --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      --
--------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  33,703
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   5,808
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   45
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.091
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   3,844
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                     373
--------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.952
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  36,229
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.951
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   8,753
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.193
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   6,273
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.192
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   1,619
--------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(b)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   2,616
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                     653
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.822
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  15,816
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   2,338
--------------------------------------------------------------------------------

46                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   9,004
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   1,182
--------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   1,407
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                     151
--------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   8,498
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.941
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   1,198
--------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   2,631
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.897
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                     652
--------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  21,956
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   5,158
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   47
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  15,511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   1,425
--------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.082
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                     511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $1.081
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                      22
--------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  14,344
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.716
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   2,037
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                   $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.965
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                  32,806
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                   $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                         $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   6,390
--------------------------------------------------------------------------------



(a) Inception date March 6, 2000.



(b) Inception date May 1, 2000.

To obtain a Statement of Additional Information for Director Preferred Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                                      Name

------------------------------------------------------------------
                                    Address

------------------------------------------------------------------
                            City/State      Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE

                             DIRECTOR PREFERRED PLUS


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity Insurance Company, Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2001
Date of Statement of Additional Information: May 1, 2001


                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................2
      Safekeeping of Assets....................................................2
      Independent Public Accountants...........................................2
      Non-Participating........................................................2
      Misstatement of Age or Sex...............................................2
      Principal Underwriter....................................................3
PERFORMANCE RELATED INFORMATION................................................3
      Total Return for all Sub-Accounts........................................3
      Yield for Sub-Accounts...................................................4
      Money Market Sub-Accounts................................................4
      Additional Materials.....................................................5
      Performance Comparisons..................................................5
PERFORMANCE TABLES.............................................................7
FINANCIAL STATEMENTS........................................................SA-1

                               GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER


Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2000: $190,239,543; 1999: $226,178,603; and 1998: $107,925,386.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                          n
The formula Hartford uses to calculate standardized total return is P(1+T) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                      6
The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd +1) -1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:
                                            365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

X The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

X The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

X The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

X The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

X The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

                               PERFORMANCE TABLES

The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance. There is no information for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund,
Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund,
Hartford MidCap Value HLS Fund and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not commenced operation.

                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------
                                         SUB-ACCOUNT                                            SINCE
SUB-ACCOUNT                            INCEPTION DATE     1 YEAR       5 YEAR      10 YEAR    INCEPTION
---------------------------------------------------------------------------------------------------------
First American Large Cap Growth
Portfolio                                05/01/2000        N/A          N/A          N/A       -30.76%
---------------------------------------------------------------------------------------------------------
First American Technology Portfolio      05/01/2000        N/A          N/A          N/A       -57.05%
---------------------------------------------------------------------------------------------------------
First American International
Portfolio                                05/01/2000        N/A          N/A          N/A       -30.87%
---------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983      -13.35%       9.62%         N/A         9.04%
---------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977       -0.82%       0.50%         N/A         3.24%
---------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984        0.40%      16.59%         N/A        17.09%
---------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/09/1994       -1.84%      12.18%         N/A        13.50%
---------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995      -19.14%       3.89%         N/A         5.31%
---------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000        N/A          N/A          N/A        35.58%
---------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998      -19.55%        N/A          N/A        24.25%
---------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998      -18.16%        N/A          N/A         5.24%
---------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998      -11.60%        N/A          N/A        -3.71%
---------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987      -21.96%      12.89%         N/A        11.84%
---------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997       12.40%        N/A          N/A        26.98%
---------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980       -6.58%      -0.72%         N/A        -0.02%
---------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985       -2.50%       0.51%         N/A         2.50%
---------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996      -25.52%        N/A          N/A        12.00%
---------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977      -19.55%      14.65%         N/A        12.41%
---------------------------------------------------------------------------------------------------------

--------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------
                                       FUND INCEPTION                                            SINCE
SUB-ACCOUNT                                 DATE         1 YEAR     5 YEAR       10 YEAR       INCEPTION
------------------------------------------------------------------------------------------------------------
First American Large Cap Growth
Portfolio                                05/01/2000       N/A         N/A          N/A          -19.77%
------------------------------------------------------------------------------------------------------------
First American Technology Portfolio      05/01/2000       N/A         N/A          N/A          -46.05%
------------------------------------------------------------------------------------------------------------
First American International
Portfolio                                05/01/2000       N/A         N/A          N/A          -19.88%
------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983      -2.35%     12.86%       11.92%          10.97%
------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977      10.18%      4.75%        6.01%           6.91%
------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984      11.40%     19.59%       20.69%          16.48%
------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/08/1994       9.16%     15.24%         N/A           15.95%
------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995      -8.14%      7.22%         N/A            8.60%
------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000       N/A         N/A          N/A           46.58%
------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998      -8.55%       N/A          N/A           29.08%
------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998      -7.16%       N/A          N/A           11.04%
------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998      -0.60%       N/A          N/A            2.57%
------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987     -10.96%     15.82%       14.86%          12.08%
------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997      23.40%       N/A          N/A           30.88%
------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980       4.42%      3.65%        3.21%           5.58%
------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985       8.50%      4.75%        5.43%           6.76%
------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996     -14.52%       N/A          N/A           15.70%
------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977      -8.55%     17.49%       15.59%          13.31%
------------------------------------------------------------------------------------------------------------

----------------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2000.

-------------------------------------------------------------------------------
SUB-ACCOUNT                                 YIELD            EFFECTIVE YIELD
-------------------------------------------------------------------------------
Hartford Money Market HLS Fund              4.58%                 4.68%
-------------------------------------------------------------------------------


       YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2000.

-------------------------------------------------------------------------------
SUB-ACCOUNT                                          YIELD
-------------------------------------------------------------------------------
Hartford Bond HLS Fund                               4.43%
-------------------------------------------------------------------------------
Hartford High Yield HLS Fund                         8.97%
-------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                4.96%
-------------------------------------------------------------------------------

DIRECTOR ELITE PLUS
SEPARATE ACCOUNT ONE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE: 1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)                   [HARTFORD LIFE LOGO]

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--------------------------------------------------------------------------------

This prospectus describes information you should know before you purchase Director Elite Plus variable annuity. Please read it carefully.


We call this annuity Director Elite Plus because each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The expenses for this annuity may be higher than the expenses for an annuity without the Payment Enhancements. The Payment Enhancements may, over time, be more than offset by the higher expenses.



Director Elite Plus variable annuity is a contract between you and Hartford Life and Annuity Insurance Company where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payouts at a later date. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:


x  Flexible, because you may add Premium Payments at any time.

x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payouts.


x Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.

--------------------------------------------------------------------------------


At the time you purchase your Contract, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- PRUDENTIAL JENNISON PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the Prudential Jennison Portfolio of The Prudential Series Fund, Inc. ("Prudential Jennison Portfolio")



- PRUDENTIAL JENNISON INTERNATIONAL GROWTH PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the Jennison International Growth Portfolio of The Prudential Series Fund, Inc. ("Prudential Jennison International Growth Portfolio")



- PRUDENTIAL 20/20 FOCUS PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the 20/20 Focus Portfolio of The Prudential Series Fund, Inc. ("Prudential 20/20 Focus Portfolio")



- PRUDENTIAL VALUE PORTFOLIO SUB-ACCOUNT which purchases Class II shares of the Value Portfolio of The Prudential Series Fund, Inc. ("Prudential Value Portfolio")



- HARTFORD ADVISERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Advisers HLS Fund, Inc.



- HARTFORD BOND HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Bond HLS Fund, Inc.



- HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Capital Appreciation HLS Fund, Inc.



- HARTFORD DIVIDEND AND GROWTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Dividend and Growth HLS Fund, Inc.



- HARTFORD FOCUS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Focus HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL ADVISERS HLS FUND SUB-ACCOUNT (formerly Hartford International Advisers HLS Fund Sub-Account) which purchases Class IB shares of Hartford Global Advisers HLS Fund, Inc.



- HARTFORD GLOBAL COMMUNICATIONS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Communications HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Financial Services HLS Fund of Hartford Series Fund, Inc.

- HARTFORD GLOBAL HEALTH HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Health HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Leaders HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GLOBAL TECHNOLOGY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Global Technology HLS Fund of Hartford Series Fund, Inc.



- HARTFORD GROWTH AND INCOME HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Growth and Income HLS Fund of Hartford Series Fund, Inc.



- HARTFORD HIGH YIELD HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INDEX HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Index HLS Fund, Inc.



- HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Capital Appreciation HLS Fund of Hartford Series Fund, Inc.



- HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Opportunities HLS Fund, Inc.



- HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford International Small Company HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MIDCAP HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap HLS Fund, Inc. (Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value)



- HARTFORD MIDCAP VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford MidCap Value HLS Fund of Hartford Series Fund, Inc.



- HARTFORD MONEY MARKET HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Money Market HLS Fund, Inc.



- HARTFORD MORTGAGE SECURITIES HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Mortgage Securities HLS Fund, Inc.



- HARTFORD SMALL COMPANY HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Small Company HLS Fund, Inc.



- HARTFORD STOCK HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Stock HLS Fund, Inc.



- HARTFORD VALUE HLS FUND SUB-ACCOUNT which purchases Class IB shares of Hartford Value HLS Fund of Hartford Series Fund, Inc.


You may also allocate some or all of your Premium Payment to the "Fixed Accumulation Feature", which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Accumulation Feature are not segregated from our company assets like the assets of the Separate Account.


If you decide to buy this Contract, you should keep this prospectus for your records. You can also call us at 1-800-862-6668 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus.


Although we file the prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP://WWW.SEC.GOV).


This Contract IS NOT:


 -  A bank deposit or obligation

 -  Federally insured

 -  Endorsed by any bank or governmental agency


This Contract may not be available for sale in all states.


--------------------------------------------------------------------------------


THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.


THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
DEFINITIONS                                                       4
----------------------------------------------------------------------
FEE TABLE                                                         6
----------------------------------------------------------------------
HIGHLIGHTS                                                       13
----------------------------------------------------------------------
GENERAL CONTRACT INFORMATION                                     15
----------------------------------------------------------------------
  Hartford Life and Annuity Insurance Company                    15
----------------------------------------------------------------------
  The Separate Account                                           15
----------------------------------------------------------------------
  The Funds                                                      15
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION                                  18
----------------------------------------------------------------------
FIXED ACCUMULATION FEATURE                                       18
----------------------------------------------------------------------
THE CONTRACT                                                     20
----------------------------------------------------------------------
  Purchases and Contract Value                                   20
----------------------------------------------------------------------
  Charges and Fees                                               22
----------------------------------------------------------------------
  Death Benefit                                                  25
----------------------------------------------------------------------
  Surrenders                                                     28
----------------------------------------------------------------------
ANNUITY PAYOUTS                                                  30
----------------------------------------------------------------------
OTHER PROGRAMS AVAILABLE                                         32
----------------------------------------------------------------------
OTHER INFORMATION                                                33
----------------------------------------------------------------------
  Legal Matters                                                  33
----------------------------------------------------------------------
  More Information                                               33
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       33
----------------------------------------------------------------------
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION         38
----------------------------------------------------------------------
APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT
  PLANS                                                          39
----------------------------------------------------------------------
APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES               42
----------------------------------------------------------------------
APPENDIX III -- ACCUMULATION UNIT VALUES                         45
----------------------------------------------------------------------

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

DEFINITIONS

These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.

ACCOUNT: Any of the Sub-Accounts or Fixed Accumulation Feature.


ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.


ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is: Investment Product Services, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and any Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is based. The Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payouts.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable-dollar amount Annuity Payouts or the underlying rate of return for fixed-dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals will receive a certificate rather than a Contract.

CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.


CONTRACT OWNER OR YOU: The owner or holder of the Contract described in this prospectus. We do not capitalize "you" in the prospectus.


CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

DEATH BENEFIT: The amount payable after the Contract Owner or the Annuitant dies.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value.

GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Accumulation Feature.

HARTFORD, WE OR OUR: Hartford Life and Annuity Insurance Company. Only Hartford is a capitalized term in the prospectus.


JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
--------------------------------------------------------------------------------

a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.


MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value prior to the deceased's 81st birthday or the date of death, if earlier.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.


PAYMENT ENHANCEMENT: An amount that Hartford credits your Contract Value at the time a premium payment is made. The amount of a Payment Enhancement is based on the cumulative premium payments you make to your Contract.



PREMIUM PAYMENT: Money sent to us to be invested in your Contract.


PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored Qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchases (as a percentage of
  Premium Payments)                                             None
---------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of Premium
  Payments) (1)
    First Year (2)                                                 8%
---------------------------------------------------------------------
    Second Year                                                    8%
---------------------------------------------------------------------
    Third Year                                                     8%
---------------------------------------------------------------------
    Fourth Year                                                    8%
---------------------------------------------------------------------
    Fifth Year                                                     7%
---------------------------------------------------------------------
    Sixth Year                                                     6%
---------------------------------------------------------------------
    Seventh Year                                                   5%
---------------------------------------------------------------------
    Eighth Year                                                    0%
---------------------------------------------------------------------
ANNUAL MAINTENANCE FEE (3)                                       $30
---------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Sub-Account Value)
    Mortality and Expense Risk Charge                           1.45%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses                      1.45%
---------------------------------------------------------------------
OPTIONAL CHARGES (as a percentage of average daily
  Sub-Account Value)
    Optional Death Benefit Charge                               0.15%
---------------------------------------------------------------------
    Earnings Protection Benefit Charge                          0.20%
---------------------------------------------------------------------
    Total Separate Account Annual Expenses with all optional
     charges                                                    1.80%
---------------------------------------------------------------------

(1) Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount.

(2) Length of time from each Premium Payment.

(3) An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Accounts in which you are invested at the time of the charge.

The purpose of the Fee Table and Examples is to assist you in understanding various costs and expenses that you will pay directly or indirectly. The Fee Table and Examples reflect expenses of the Separate Account and underlying Funds. We will deduct any Premium Taxes that apply. The Examples assume that any fee waivers or expense reimbursements for the underlying Funds will continue for the period shown in the Examples.


The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. These Examples assume that the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so these Examples show charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
--------------------------------------------------------------------------------


                         Annual Fund Operating Expenses
                           As of the Fund's Year End
                        (As a percentage of net assets)



                                                                                    12B-1
                                                                                 DISTRIBUTION                 TOTAL FUND
                                                                                    AND/OR          OTHER     OPERATING
                                                            MANAGEMENT FEES   SERVICING FEES (1)   EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio                                    0.60%               0.25%           0.19%       1.04%
------------------------------------------------------------------------------------------------------------------------
Prudential Jennison International Growth Portfolio (2)           0.85%               0.25%           0.60%       1.70%
------------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio                                 0.75%               0.25%           0.28%       1.28%
------------------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio                                       0.40%               0.25%           0.20%       0.85%
------------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund                                       0.63%               0.18%           0.03%       0.84%
------------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                           0.49%               0.18%           0.03%       0.70%
------------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS Fund                           0.63%               0.18%           0.03%       0.84%
------------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS Fund                            0.65%               0.18%           0.03%       0.86%
------------------------------------------------------------------------------------------------------------------------
Hartford Focus HLS Fund (3)                                      0.85%               0.18%           0.10%       1.13%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund (formerly Hartford
  International Advisers HLS Fund)                               0.76%               0.18%           0.09%       1.03%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Communications HLS Fund (3)                      0.85%               0.18%           0.10%       1.13%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Financial Services HLS Fund (3)                  0.85%               0.18%           0.10%       1.13%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund                                  0.85%               0.18%           0.05%       1.08%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund                                 0.75%               0.18%           0.06%       0.99%
------------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund                              0.85%               0.18%           0.07%       1.10%
------------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund                              0.76%               0.18%           0.03%       0.97%
------------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                     0.77%               0.18%           0.04%       0.99%
------------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                                          0.40%               0.18%           0.03%       0.61%
------------------------------------------------------------------------------------------------------------------------
Hartford International Capital Appreciation HLS Fund (3)         0.85%               0.18%           0.15%       1.18%
------------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities HLS Fund                    0.68%               0.18%           0.10%       0.96%
------------------------------------------------------------------------------------------------------------------------
Hartford International Small Company HLS Fund (3)                0.85%               0.18%           0.15%       1.18%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund (4)                                     0.69%               0.18%           0.03%       0.90%
------------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund (3)                               0.83%               0.18%           0.08%       1.09%
------------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                                   0.45%               0.18%           0.03%       0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                            0.45%               0.18%           0.03%       0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund                                  0.71%               0.18%           0.03%       0.92%
------------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                                          0.46%               0.18%           0.02%       0.66%
------------------------------------------------------------------------------------------------------------------------
Hartford Value HLS Fund (3)                                      0.83%               0.18%           0.08%       1.09%
------------------------------------------------------------------------------------------------------------------------



(1) The Class IB shares of the Funds sponsored by Hartford are subject to fees imposed under a distribution plan (herein, the "Distribution Plan") adopted by the Funds pursuant to Rule 12b-1 of the 1940 Act. The Distribution Plan provides that the Funds sponsored by Hartford may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares to certain distributors with respect to activities primarily intended to result in the sale of the Class IB shares. Hartford has agreed to waive 0.07% of this fee through at least April 30, 2002. Absent such waiver, the 12b-1 Distribution and/or Servicing Fees would be 0.25% and the Total Fund Operating Expenses would be as follows: Hartford Advisers HLS Fund -- 0.91%; Hartford Bond HLS Fund -- 0.77%; Hartford Capital Appreciation HLS Fund -- 0.91%; Hartford Dividend and Growth HLS Fund -- 0.93%; Hartford Focus HLS Fund -- 1.20%; Hartford Global Advisers HLS Fund -- 1.10%; Hartford Global Communications HLS Fund -- 1.20%; Hartford Global Financial Services HLS Fund -- 1.20%; Hartford Global Health HLS Fund -- 1.15%; Hartford Global Leaders HLS Fund -- 1.06%; Hartford Global Technology HLS Fund -- 1.17%; Hartford Growth and Income HLS Fund -- 1.04%; Hartford High Yield HLS
    Fund -- 1.06%; Hartford Index HLS Fund -- 0.68%; Hartford International Capital Appreciation HLS Fund --

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

    1.25%; Hartford International Opportunities HLS Fund -- 1.03%; Hartford International Small Company HLS Fund -- 1.25%; Hartford MidCap HLS Fund -- 0.97%; Hartford MidCap Value HLS Fund -- 1.16%; Hartford Money Market HLS Fund -- 0.73%; Hartford Mortgage Securities HLS Fund -- 0.73%; Hartford Small Company HLS Fund -- 0.99%; Hartford Stock HLS Fund -- 0.73%; Hartford Value HLS Fund -- 1.16%.



(2) Prudential Jennison International Growth Portfolio is a new Fund. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year. Absent voluntary reductions for expense reimbursements, "Total Fund Operating Expenses" are estimated to be:



                                                                                    12B-1
                                                                                 DISTRIBUTION               TOTAL FUND
                                                                                    AND/OR        OTHER     OPERATING
                                                              MANAGEMENT FEES   SERVICING FEES   EXPENSES    EXPENSES
----------------------------------------------------------------------------------------------------------------------
Prudential Jennison International Growth Portfolio                 0.85%             0.25%         0.54%       1.64%
----------------------------------------------------------------------------------------------------------------------



(3) Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund, are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.



(4) Effective as of the close of the New York Stock Exchange on June 29, 2001, closed to new and subsequent Premium Payments and transfers of Contract Value.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
--------------------------------------------------------------------------------


EXAMPLE



YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT AT THE END OF THE APPLICABLE TIME PERIOD ASSUMING A 5% ANNUAL RETURN ON ASSETS.


                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $168       $220       $317       $58        $ 87       $149       $316
  With Earnings Protection Benefit        $105       $169       $222       $322       $58        $ 89       $152       $321
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $174       $230       $337       $60        $ 93       $159       $336
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL JENNISON INTERNATIONAL
  GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $110       $181        N/A        N/A       $63        $101        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $111       $186        N/A        N/A       $64        $106        N/A        N/A
  With Earnings Protection Benefit        $112       $187        N/A        N/A       $65        $107        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $113       $191        N/A        N/A       $66        $112        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL 20/20 FOCUS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $106       $171       $224       $326       $59        $ 90       $154       $325
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $107       $175       $232       $341       $60        $ 95       $161       $340
  With Earnings Protection Benefit        $108       $176       $235       $346       $61        $ 96       $164       $345
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $109       $181       $243       $361       $63        $101       $172       $360
-----------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157        N/A        N/A       $54        $ 76        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162        N/A        N/A       $56        $ 81        N/A        N/A
  With Earnings Protection Benefit        $103       $163        N/A        N/A       $56        $ 83        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168        N/A        N/A       $58        $ 87        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $201       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $209       $296       $56        $ 81       $138       $295
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $100       $152       $194       $266       $53        $ 72       $123       $265
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $157       $202       $282       $54        $ 76       $131       $281
  With Earnings Protection Benefit        $102       $159       $205       $287       $55        $ 78       $134       $286
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $163       $212       $303       $56        $ 83       $142       $302
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $201       $281       $54        $ 76       $131       $280
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $209       $296       $56        $ 81       $138       $295
  With Earnings Protection Benefit        $103       $163       $212       $302       $56        $ 82       $141       $301
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $162       $210       $298       $56        $ 81       $140       $298
  With Earnings Protection Benefit        $103       $164       $213       $304       $56        $ 83       $142       $303
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $169       $221       $319       $58        $ 88       $150       $318
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
--------------------------------------
  Without any optional benefits           $27        $ 83       $142       $302
--------------------------------------
  With Optional Death Benefit             $29        $ 88       $150       $317
  With Earnings Protection Benefit        $29        $ 89       $152       $322
--------------------------------------
  With both optional benefits             $31        $ 94       $160       $337
--------------------------------------
PRUDENTIAL JENNISON INTERNATIONAL
  GROWTH PORTFOLIO
--------------------------------------
  Without any optional benefits           $33        $102        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $35        $107        N/A        N/A
  With Earnings Protection Benefit        $36        $108        N/A        N/A
--------------------------------------
  With both optional benefits             $37        $113        N/A        N/A
--------------------------------------
PRUDENTIAL 20/20 FOCUS PORTFOLIO
--------------------------------------
  Without any optional benefits           $30        $ 91       $154       $326
--------------------------------------
  With Optional Death Benefit             $31        $ 95       $162       $341
  With Earnings Protection Benefit        $32        $ 97       $165       $346
--------------------------------------
  With both optional benefits             $33        $102       $173       $361
--------------------------------------
PRUDENTIAL VALUE PORTFOLIO
--------------------------------------
  Without any optional benefits           $25        $ 77        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $27        $ 82        N/A        N/A
  With Earnings Protection Benefit        $27        $ 83        N/A        N/A
--------------------------------------
  With both optional benefits             $29        $ 88        N/A        N/A
--------------------------------------
HARTFORD ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $131       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $139       $296
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $317
--------------------------------------
HARTFORD BOND HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 72       $124       $266
--------------------------------------
  With Optional Death Benefit             $25        $ 77       $132       $282
  With Earnings Protection Benefit        $26        $ 79       $135       $287
--------------------------------------
  With both optional benefits             $27        $ 83       $142       $303
--------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $131       $281
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $139       $296
  With Earnings Protection Benefit        $27        $ 83       $142       $302
--------------------------------------
  With both optional benefits             $29        $ 88       $150       $317
--------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------
  Without any optional benefits           $25        $ 77       $132       $283
--------------------------------------
  With Optional Death Benefit             $27        $ 82       $140       $298
  With Earnings Protection Benefit        $27        $ 84       $143       $304
--------------------------------------
  With both optional benefits             $29        $ 89       $151       $319
--------------------------------------

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD FOCUS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $163       $211       $301       $56        $ 82       $141       $300
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $168       $219       $316       $58        $ 87       $148       $315
  With Earnings Protection Benefit        $105       $169       $222       $321       $58        $ 88       $151       $320
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $174       $230       $336       $60        $ 93       $159       $335
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
  FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $166        N/A        N/A       $57        $ 85        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
  With Earnings Protection Benefit        $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176        N/A        N/A       $61        $ 96        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $164       $214       $306       $57        $ 84       $143       $305
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169       $222       $321       $58        $ 88       $151       $320
  With Earnings Protection Benefit        $106       $171       $224       $326       $59        $ 90       $154       $325
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175       $232       $341       $60        $ 95       $161       $340
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $312       $57        $ 86       $146       $311
  With Earnings Protection Benefit        $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $228       $332       $59        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165       $215       $308       $57        $ 84       $144       $307
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $170       $223       $323       $59        $ 89       $152       $322
  With Earnings Protection Benefit        $106       $171       $226       $328       $59        $ 91       $155       $327
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $176       $233       $343       $61        $ 95       $162       $342
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $161       $208       $294       $56        $ 80       $137       $293
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $216       $310       $57        $ 85       $145       $309
  With Earnings Protection Benefit        $105       $167       $219       $315       $58        $ 86       $148       $314
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $227       $330       $59        $ 91       $156       $329
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $103       $162       $209       $296       $56        $ 81       $138       $295
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $166       $217       $312       $57        $ 86       $146       $311
  With Earnings Protection Benefit        $105       $168       $220       $317       $58        $ 87       $149       $316
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $172       $228       $332       $59        $ 92       $157       $331
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD FOCUS HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 83       $141       $301
--------------------------------------
  With Optional Death Benefit             $29        $ 88       $149       $316
  With Earnings Protection Benefit        $29        $ 89       $152       $321
--------------------------------------
  With both optional benefits             $31        $ 94       $160       $336
--------------------------------------
HARTFORD GLOBAL COMMUNICATIONS HLS
  FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
  FUND
--------------------------------------
  Without any optional benefits           $28        $ 86        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 91        N/A        N/A
  With Earnings Protection Benefit        $30        $ 92        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 97        N/A        N/A
--------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 84       $144       $306
--------------------------------------
  With Optional Death Benefit             $29        $ 89       $152       $321
  With Earnings Protection Benefit        $30        $ 91       $154       $326
--------------------------------------
  With both optional benefits             $31        $ 95       $162       $341
--------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $312
  With Earnings Protection Benefit        $29        $ 88       $150       $317
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $332
--------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85       $145       $308
--------------------------------------
  With Optional Death Benefit             $29        $ 90       $153       $323
  With Earnings Protection Benefit        $30        $ 91       $156       $328
--------------------------------------
  With both optional benefits             $31        $ 96       $163       $343
--------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $138       $294
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $146       $310
  With Earnings Protection Benefit        $28        $ 87       $149       $315
--------------------------------------
  With both optional benefits             $30        $ 92       $157       $330
--------------------------------------
HARTFORD HIGH YIELD HLS FUND
--------------------------------------
  Without any optional benefits           $27        $ 82       $139       $296
--------------------------------------
  With Optional Death Benefit             $28        $ 86       $147       $312
  With Earnings Protection Benefit        $29        $ 88       $150       $317
--------------------------------------
  With both optional benefits             $30        $ 93       $158       $332
--------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $150       $189       $256       $52        $ 69       $118       $255
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $100       $154       $197       $272       $53        $ 73       $126       $271
  With Earnings Protection Benefit        $101       $156       $200       $278       $54        $ 75       $129       $277
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $102       $161       $208       $293       $55        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL CAPITAL
  APPRECIATION HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $168        N/A        N/A       $58        $ 87        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
  With Earnings Protection Benefit        $107       $174        N/A        N/A       $60        $ 93        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178        N/A        N/A       $61        $ 98        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $161       $208       $293       $55        $ 80       $137       $292
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $165       $216       $309       $57        $ 85       $145       $308
  With Earnings Protection Benefit        $104       $167       $218       $314       $58        $ 86       $147       $313
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $171       $226       $329       $59        $ 91       $155       $328
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
  HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $105       $168        N/A        N/A       $58        $ 87        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $106       $172        N/A        N/A       $59        $ 91        N/A        N/A
  With Earnings Protection Benefit        $107       $174        N/A        N/A       $60        $ 93        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $108       $178        N/A        N/A       $61        $ 98        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $159       $205       $287       $55        $ 78       $134       $286
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $103       $163       $212       $303       $56        $ 83       $142       $302
  With Earnings Protection Benefit        $104       $165       $215       $308       $57        $ 84       $144       $307
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $105       $170       $223       $323       $59        $ 89       $152       $322
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165        N/A        N/A       $57        $ 84        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169        N/A        N/A       $58        $ 89        N/A        N/A
  With Earnings Protection Benefit        $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175        N/A        N/A       $61        $ 95        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $102       $159       $206       $289       $55        $ 79       $135       $288
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $104       $164       $214       $305       $57        $ 83       $143       $304
  With Earnings Protection Benefit        $104       $166       $216       $310       $57        $ 85       $145       $309
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $106       $170       $224       $325       $59        $ 90       $153       $324
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD INDEX HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 70       $119       $256
--------------------------------------
  With Optional Death Benefit             $24        $ 74       $127       $272
  With Earnings Protection Benefit        $25        $ 76       $130       $278
--------------------------------------
  With both optional benefits             $26        $ 81       $138       $293
--------------------------------------
HARTFORD INTERNATIONAL CAPITAL
  APPRECIATION HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 88        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 92        N/A        N/A
  With Earnings Protection Benefit        $31        $ 94        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 99        N/A        N/A
--------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES
  HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 81       $138       $293
--------------------------------------
  With Optional Death Benefit             $28        $ 85       $146       $309
  With Earnings Protection Benefit        $28        $ 87       $148       $314
--------------------------------------
  With both optional benefits             $30        $ 92       $156       $329
--------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
  HLS FUND
--------------------------------------
  Without any optional benefits           $29        $ 88        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $30        $ 92        N/A        N/A
  With Earnings Protection Benefit        $31        $ 94        N/A        N/A
--------------------------------------
  With both optional benefits             $32        $ 99        N/A        N/A
--------------------------------------
HARTFORD MIDCAP HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 79       $135       $287
--------------------------------------
  With Optional Death Benefit             $27        $ 83       $142       $303
  With Earnings Protection Benefit        $28        $ 85       $145       $308
--------------------------------------
  With both optional benefits             $29        $ 90       $153       $323
--------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $29        $ 89        N/A        N/A
  With Earnings Protection Benefit        $30        $ 91        N/A        N/A
--------------------------------------
  With both optional benefits             $31        $ 96        N/A        N/A
--------------------------------------
HARTFORD MONEY MARKET HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------
HARTFORD SMALL COMPANY HLS FUND
--------------------------------------
  Without any optional benefits           $26        $ 79       $136       $289
--------------------------------------
  With Optional Death Benefit             $27        $ 84       $144       $305
  With Earnings Protection Benefit        $28        $ 86       $146       $310
--------------------------------------
  With both optional benefits             $30        $ 90       $154       $325
--------------------------------------

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

                                             If you Surrender your Contract:             If you annuitize your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $ 99       $151       $192       $262       $52        $ 70       $121       $261
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $101       $156       $200       $278       $54        $ 75       $129       $277
  With Earnings Protection Benefit        $101       $157       $202       $283       $54        $ 77       $132       $282
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $103       $162       $210       $298       $56        $ 81       $140       $298
-----------------------------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND
-----------------------------------------------------------------------------------------------------------------------------
  Without any optional benefits           $104       $165        N/A        N/A       $57        $ 84        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With Optional Death Benefit             $105       $169        N/A        N/A       $58        $ 89        N/A        N/A
  With Earnings Protection Benefit        $106       $171        N/A        N/A       $59        $ 90        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------
  With both optional benefits             $107       $175        N/A        N/A       $61        $ 95        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------------

                                         If you do not Surrender your Contract:
SUB-ACCOUNT                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------
HARTFORD STOCK HLS FUND
--------------------------------------
  Without any optional benefits           $23        $ 71       $122       $262
--------------------------------------
  With Optional Death Benefit             $25        $ 76       $130       $278
  With Earnings Protection Benefit        $25        $ 77       $132       $283
--------------------------------------
  With both optional benefits             $27        $ 82       $140       $298
--------------------------------------
HARTFORD VALUE HLS FUND
--------------------------------------
  Without any optional benefits           $28        $ 85        N/A        N/A
--------------------------------------
  With Optional Death Benefit             $29        $ 89        N/A        N/A
  With Earnings Protection Benefit        $30        $ 91        N/A        N/A
--------------------------------------
  With both optional benefits             $31        $ 96        N/A        N/A
------------------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
--------------------------------------------------------------------------------

HIGHLIGHTS


HOW DO I PURCHASE THIS CONTRACT?


You must complete our application or order request and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $10,000 and subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase-Registered Trademark- Program or are part of certain retirement plans.

 - For a limited time, usually within ten days after you receive your Contract, you may cancel your Contract without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your request for cancellation.


WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment, Hartford will credit your Contract Value with a Payment Enhancement. The amount of the Payment Enhancement is based on your cumulative Premium Payments.


Hartford has developed a variety of variable annuities to help you meet your goals. We issue variable annuities that do not have Payment Enhancements, but that do have lower Mortality and Expense Risk Charges and shorter Contingent Deferred Sales Charge periods than this Contract. When you talk to your financial adviser, you should make sure that an annuity with a Payment Enhancement is a suitable investment for you.


WHAT TYPE OF SALES CHARGE WILL I PAY?


You don't pay a sales charge when you purchase your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and length of time the Premium Payment you made has been in your Contract.


The percentage used to calculate the Contingent Deferred Sales Charge is equal to:


NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------


You won't be charged a Contingent Deferred Sales Charge on:

x  The Annual Withdrawal Amount


x  Premium Payments that have been in your Contract for more than seven years.


x  Payment Enhancements or earnings

x  Distributions made due to death


x  Most payments we make to you as part of your Annuity Payout


IS THERE AN ANNUAL MAINTENANCE FEE?


We deduct this $30.00 fee each year on your Contract Anniversary or when you fully Surrender your Contract, if, on either of those dates, the value of your Contract is less than $50,000.


WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?


In addition to the Annual Maintenance Fee, you pay the following charges each year:



MORTALITY AND RISK EXPENSE CHARGE -- This charge is for insurance. It is subtracted daily and is equal to an annual charge of 1.45% of your Contract Value invested in the Funds.



ANNUAL FUND OPERATING EXPENSES -- These charges are for the Funds. Please see the Annual Fund Operating Expenses table for more complete information and the Funds' prospectus accompanying this prospectus.



OPTIONAL DEATH BENEFIT CHARGE -- If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.



EARNINGS PROTECTION BENEFIT CHARGE -- If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.


CAN I TAKE OUT ANY OF MY MONEY?

You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts. Once Annuity Payouts begin, you may take full or partial Surrenders under the Payments for a Period Certain, Life Annuity with Payments for a Period Certain or the Joint and Last Survivor Annuity with Payments for a Period Certain Annuity Options, but only if you selected the variable dollar amount Annuity Payouts.

 - You may have to pay income tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.

 - You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

WILL HARTFORD PAY A DEATH BENEFIT?

There is a Death Benefit if the Contract Owner, joint owner or the Annuitant die before we begin to make Annuity Payouts. The

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions and will fluctuate with the performance of the underlying Funds.


If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or,


- Your Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments and Payment Enhancements made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


OPTIONAL DEATH BENEFIT -- If you elect the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit;


- Your Interest Accumulation Value on the date the Optional Death Benefit is added to your Contract.



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.



EARNINGS PROTECTION BENEFIT -- You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. The Earnings Protection Benefit will not be available if you or your Annuitant is age 76 or older on the date the Earnings Protection Benefit is added to your Contract. Once you elect the Earnings Protection Benefit, you cannot cancel it.



If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the death benefit calculation is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.

If you or your Annuitant are age 70 through 75 on the date the Earnings Protection Benefit is added to your Contract, the percentage of Contract gain added to your Contract Value is reduced to 25%.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.

WHAT ANNUITY PAYOUT OPTIONS ARE AVAILABLE?


When it comes time for us to make Annuity Payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with Cash Refund, Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity, Joint and Last Survivor Life Annuity with Payments for a Period Certain and Payments For a Period Certain. We may make other Annuity Payout Options available at any time.



You must begin to take Annuity Payouts by the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. If you do not tell us what Annuity Payout Option you want before that time, we will make Automatic Annuity Payouts under the Life Annuity with Payments for a Period Certain Payout Option with a ten-year period certain payment option. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
--------------------------------------------------------------------------------

GENERAL CONTRACT INFORMATION

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS


                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
--------------------------------------------------------------------------------
 A.M. Best and
 Company, Inc.              4/1/00          A+      Financial performance
--------------------------------------------------------------------------------
 Standard & Poor's          8/1/00         AA       Insurer financial strength
--------------------------------------------------------------------------------
 Fitch                     12/1/00         AA+      Financial strength
--------------------------------------------------------------------------------


These ratings apply to Hartford's ability to meet its obligations under the Contract. The ratings do not apply to the Separate Account or the underlying Funds.

THE SEPARATE ACCOUNT

The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account was established on May 20, 1991 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the Commission of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

- Holds assets for the benefit of you and other Contract Owners, and the persons entitled to the payments described in the Contract.

- Is not subject to the liabilities arising out of any other business Hartford may conduct.

- Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

- May be subject to liabilities from a Sub-Account of the Separate Account which holds assets of other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this prospectus.

- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.


We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.


THE FUNDS


Prudential Jennison Portfolio, Prudential Jennison International Growth Portfolio, Prudential 20/20 Focus Portfolio, and Prudential Value Portfolio are part of The Prudential Series Fund. The Prudential Series Fund, Inc. is an open-end management investment company that was organized under the laws of Maryland on November 15, 1982. The Prudential Series Fund, Inc. offers two classes of shares in each portfolio: Class I shares and Class II shares. This Annuity invests only in Class II shares of The Prudential Series Fund, Inc.



Prudential Investments Fund Management LLC (PIFM), a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential) serves as the overall investment adviser for The Prudential Series Fund, Inc. PIFM is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



The Prudential Investment Corporation (PIC), provides investment advisory services for the value equity portion of the Prudential 20/20 Focus Portfolio. PIC's address is 751 Broad Street, Newark, New Jersey 07102. Jennison Associates LLC (Jennison) provides investment advisory services for the growth equity portion of the Prudential 20/20 Focus Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison also provides investment advisory services for the Prudential Jennison Portfolio and the Jennison International Growth Portfolio.



Jennison provides investment advisory services for approximately half of the assets of the Prudential Value Portfolio. Deutsche Asset Management, Inc. (Deutsche) and Key Asset Management, Inc. (Key) each provide investment advisory services for approximately 25% of the assets of the Prudential Value Portfolio. Deutsche's address is 280 Park Avenue, New York, New York 10017. Key's address is 130 Public Square, Cleveland, Ohio 44114.



Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.



Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Money Market HLS Fund,

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, and Hartford Stock HLS Fund are each a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund are series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.



The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IB shares are available in this Annuity.



We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.



The Funds may not be available in all states.



The investment goals of each of the Funds are as follows:



PRUDENTIAL JENNISON PORTFOLIO -- Seeks to achieve long-term growth of capital by investing primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects.



PRUDENTIAL JENNISON INTERNATIONAL GROWTH PORTFOLIO -- Seeks long-term growth of capital.



PRUDENTIAL 20/20 FOCUS PORTFOLIO -- Seeks to achieve long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that are selected by the investment advisers (up to 20 by each) as having strong capital appreciation potential.



PRUDENTIAL VALUE PORTFOLIO -- Seeks capital appreciation.



HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.



HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.



HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.



HARTFORD FOCUS HLS FUND -- Seeks long-term capital appreciation by investing primarily in equity securities of a relatively small number of large capitalization companies (stocks comprising the S&P 500 Index). The Fund will typically hold stocks of 20-30 companies. Sub-advised by Wellington Management.



HARTFORD GLOBAL ADVISERS HLS FUND (FORMERLY HARTFORD INTERNATIONAL ADVISERS HLS
FUND) -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL COMMUNICATIONS HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of communications companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of financial services companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of health care companies worldwide. Sub-advised by Wellington Management.



HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.



HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of technology companies worldwide. Sub-advised by Wellington Management.



HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.



HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.



HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.



HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND -- Seeks capital appreciation by investing at least 80% of its total assets in equity securities of foreign issuers with market capitalizations of under $2 billion. Sub-advised by Wellington Management.



HARTFORD MIDCAP HLS FUND (EFFECTIVE AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON JUNE 29, 2001, CLOSED TO NEW AND SUBSEQUENT PREMIUM PAYMENTS AND TRANSFERS OF CONTRACT VALUE) -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.



HARTFORD MIDCAP VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations below $20 billion. Sub-advised by Wellington Management.



HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.



HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.



HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.



HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.



HARTFORD VALUE HLS FUND -- Seeks long-term total return by investing at least 80% of its total assets in equity securities of companies with market capitalizations above $10 billion. Sub-advised by Wellington Management.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.



VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.



- Arrange for the handling and tallying of proxies received from Contract
  Owners.



- Vote all Fund shares attributable to your Contract according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.



SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain

* "Standard & Poor's," "S&P-Registered Trademark-," "S&P
  500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford. The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Hartford Index HLS Fund.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.


PERFORMANCE RELATED INFORMATION

--------------------------------------------------------------------------------


The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



When a Sub-Account advertises its standardized total return, it will usually be calculated since the date of the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



The Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.



If applicable, the Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized; i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.



We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.



FIXED ACCUMULATION FEATURE

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IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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Premium Payments, Payment Enhancements and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.

Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Accumulation Feature. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis.

IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


DOLLAR COST AVERAGING PLUS ("DCA PLUS") PROGRAMS -- As of June 15, 2001, you may enroll in one or more special pre-authorized transfer programs known as our DCA Plus Programs (the "Programs"). Under these Programs, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into a Program (we may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either a 6-Month Transfer Program or 12-Month Transfer Program. The 6-Month Transfer Program and the 12-Month Transfer Program will generally have different credited interest rates. Currently, the 6-Month and 12-month Transfer Programs are credited the same interest rate as the Fixed Accumulation Feature. At some time in the future, Hartford may offer interest rates specific to the Transfer Programs.



Under the 6-month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred from the Program to the selected Sub-Accounts in 3 to 6 months. Under the 12-Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected with the final transfer of the entire amount remaining in the Program.



Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during the same interest rate period will be credited to the current DCA Plus Program. Any subsequent Program payments we receive during an active DCA Plus Program transfer period which are received during a different interest rate period will be used to start a new DCA Plus Program. Unless you send us different instructions, the new DCA Plus Program will be the same length of time as your current Program and will allocate the subsequent Program payments to the same Funds. New DCA Programs will be credited with the same interest rate in effect on the date the subsequent Program payment is received.



We determine, in our sole discretion, the interest rates credited to the Program. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.



Hartford reserves the right to limit the total number of DCA Programs to 5 Programs open at any one time.



The pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program payment, the Program will be voided and the entire balance in the Program will be transferred to the Accounts designated by you. If you do not designate an Account, you will receive the Fixed Accumulation Feature's current effective interest rate.



You may elect to terminate the pre-authorized transfers by calling or writing us of your intent to cancel enrollment in the Program. Upon cancellation, you will no longer receive the Program interest rate and unless we receive instructions to the contrary, the amounts remaining in the Program may accrue at the interest rate currently in effect for the Fixed Accumulation Feature.



We reserve the right to discontinue, modify or amend the Program or any other interest rate program we establish. Any change to the Program will not affect Contract Owners currently enrolled in the Program.



From May 1, 2001 to June 15, 2001, you may enroll in only one Program. Any subsequent payments we receive within the Program period selected will be allocated to the Sub-Accounts over the remainder of that current Program transfer period.

20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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THE CONTRACT

PURCHASES AND CONTRACT VALUE

WHAT TYPES OF CONTRACTS ARE AVAILABLE?

The Contract is an individual or group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

- Individual Retirement Annuities adopted according to Section 408 of the Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent Qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as Non-Qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.

If you are considering purchasing optional benefits such as the Earnings Protection Benefit and your Contract is an IRA, you should read "Appendix I -- Information Regarding Tax-Qualified Retirement Plans," under the section
"4. Individual Retirement Annuities ("IRAs") Under Section 408" under the sub-section "Information About Death Benefits and IRAs."

HOW DO I PURCHASE A CONTRACT?

You may purchase a Contract by completing and submitting an application or an order request along with an initial Premium Payment. For most Contracts, the minimum Premium Payment is $10,000. For additional Premium Payments, the minimum Premium Payment is $500. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our InvestEase-Registered Trademark-Program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more. In Maryland, Massachusetts, Oregon and Alabama, Premium Payments may only be made during the first Contract Year.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of legal age in the state where the Contract is being purchased or a guardian must act on your behalf.

HOW ARE PREMIUM PAYMENTS APPLIED TO MY CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. If we receive your subsequent Premium Payment before the close of the New York Stock Exchange, it will be priced on the same Valuation Day. If we receive your Premium Payment after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

WHAT ARE PAYMENT ENHANCEMENTS?

Each time you make a Premium Payment to your Contract, Hartford will credit your Contract Value with a Payment Enhancement. The Payment Enhancement is based on your cumulative Premium Payments and is equal to:

x 3% of the Premium Payment if your cumulative Premium Payments are less than $50,000

x 4% of the Premium Payment if your cumulative Premium Payments are $50,000 or more

If you make a subsequent Premium Payment that increases your cumulative Premium Payments to $50,000 or more, Hartford will credit an additional Payment Enhancement to your Contract Value equal to 1% of your prior Premium Payments.

The Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment.

DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

- Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.

- Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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  Calculation Date when we determine the amount available for Annuity Payouts.

- Hartford will also exclude any Payment Enhancements credited to your Contract Value in the 12 months prior to the date we calculate the Death Benefit when determining the Death Benefit payable.

- Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

DO PAYMENT ENHANCEMENTS ALWAYS BENEFIT ME?

Not all of the time. Hartford issues a variety of variable annuities designed to meet different retirement planning goals. Some of our variable annuities have no Payment Enhancement, some have lower mortality and expense risk charges and still others have no Contingent Deferred Sales Charge. You and your financial adviser should decide if you may be better off in certain circumstances with one of our other variable annuities. You and your financial adviser should consider some of the following factors when determining which annuity is appropriate for you:

- The length of time that you plan to continue to own your Contract.

- The frequency, amount and timing of any partial Surrenders.

- The amount of your Premium Payments.

- When you plan to annuitize your Contract.

- Whether you might experience an event that results in the loss of some or all of the Payment Enhancements.


We recapture the Payment Enhancements credited in the 24 months prior to the Annuity Calculation Date, in the 12 months prior to the date we receive notice of death, and under certain circumstances, if you are confined to a nursing home. It might not be beneficial to purchase this Contract if you know that you will experience an event that will require Hartford to take back these Payment Enhancements. In addition, although this Contract's fees and charges are lower than many annuities that add a "bonus" or Payment Enhancement, the expenses are higher than some variable annuities without a Payment Enhancement. Over the life of the Contract, the Payment Enhancements you receive may be more than offset by the higher expenses.


CAN I CANCEL MY CONTRACT AFTER I PURCHASE IT?

We want you to be satisfied with the Contract you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We will not deduct any Contingent Deferred Sales Charges during this time. We may require additional information, including a signature guarantee, before we can cancel your Contract.

You bear the investment risk from the time the Contract is issued until we receive your complete cancellation request.

The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Contract, the method of purchase, the type of Contract you purchased and your age. Hartford will take back the Payment Enhancements credited to your Contract Value if you elect to cancel your Contract.

HOW IS THE VALUE OF MY CONTRACT CALCULATED BEFORE THE ANNUITY CALCULATION DATE?

The Contract Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

When Premium Payments and Payment Enhancements are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the sum of your Premium Payments and Payment Enhancements, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Day divided by

- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day; minus

- The daily mortality and expense risk charge and any other applicable charges, adjusted for the number of days in the period.

We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Contract Value.

CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

TRANSFERS BETWEEN SUB-ACCOUNTS -- You may transfer from one Sub-Account to another before and after the Annuity Commencement Date at no extra charge. Your transfer request will be processed on the day that it is received as long as it is received on a Valuation Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Contract Year, with no transfers occurring on consecutive Valuation Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Contract Owners. In all states except Florida, Maryland and Oregon, we may:

- Require a minimum time period between each transfer,

- Limit the dollar amount that may be transferred on any one Valuation Day, and

- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.

We also have a restriction in place that involves individuals who act under a power of attorney for multiple Contract Owners. If the value of the Contract Owners' Accounts add up to more than $2 million, we will not accept transfer instructions from the power of attorney unless the power of attorney has entered into a Third Party Transfer Services Agreement with us.

Some states may have different restrictions.

FIXED ACCUMULATION FEATURE TRANSFERS -- During each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts. All transfer allocations must be in whole numbers (e.g., 1%). You may transfer either:

- 30% of your total amount in the Fixed Accumulation Feature, or

- An amount equal to the largest previous transfer.

These transfer limits do not include transfers done through Dollar Cost Averaging or the DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.


FIXED ACCUMULATION FEATURE TRANSFER RESTRICTIONS -- We reserve the right to defer transfers from the Fixed Accumulation Feature for up to 6 months from the date of your request. After any transfer, you must wait 6 months before moving Sub-Account Values back to the Fixed Accumulation Feature.


TELEPHONE AND INTERNET TRANSFERS -- In most states, you can make transfers:

- By calling us at (800) 862-6668


- Electronically, if available, by the Internet through our website at http://online.hartfordlife.com


Transfer instructions received by telephone on any Valuation Day before the close of the New York Stock Exchange will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange on the next Valuation Day.

Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgement Hartford returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange on a Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the close of the New York Stock Exchange the next Valuation Day. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us at (800) 862-6668 before the close of the New York Stock Exchange.

Hartford, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that contract owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We reserve the right to suspend, modify, or terminate telephone or electronic transfer privileges at any time.


POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.


CHARGES AND FEES

The following charges and fees are associated with the Contract:

THE CONTINGENT DEFERRED SALES CHARGE

The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.

The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   8%
-----------------------------------------
         5                   7%
-----------------------------------------
         6                   6%
-----------------------------------------
         7                   5%
-----------------------------------------
     8 or more               0%
-----------------------------------------

________________________________________________________________________________

For example, you made an initial Premium Payment of $10,000 five years ago and an additional Premium Payment of $20,000 one year ago. If you request a partial withdrawal of $15,000 and you have not taken your Annual Withdrawal Amount for the Contract Year, we will deduct a Contingent Deferred Sales Charge as follows:

- Hartford will Surrender the Annual Withdrawal Amount which is equal to 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.


- We will then Surrender the Premium Payments that have been in the Contract the longest.


- That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 7% on that amount or $700.00.

- The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 8% of the $2,000 or $160.00.

- The total Contingent Deferred Sales Charge is $860.00.


If you have any questions about these charges, please contact your financial adviser or Hartford.

________________________________________________________________________________


If you purchase your Contract in Oregon the percentage used to calculate the Contingent Deferred Sales Charge is equal to:



NUMBER OF YEARS FROM  CONTINGENT DEFERRED
  PREMIUM PAYMENT        SALES CHARGE
-----------------------------------------
         1                   8%
-----------------------------------------
         2                   8%
-----------------------------------------
         3                   8%
-----------------------------------------
         4                   7%
-----------------------------------------
         5                   6%
-----------------------------------------
         6                   5%
-----------------------------------------
         7                   4%
-----------------------------------------
     8 or more               0%
-----------------------------------------


THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:


- ANNUAL WITHDRAWAL AMOUNT -- During the first seven Contract Years from each Premium Payment, you may, each Contract Year, take partial Surrenders up to 10% of the total Premium Payments. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for Contracts issued to a Charitable Remainder Trust.


UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:

- Upon eligible confinement as described in the Waiver of Sales Charge Rider. We will waive any Contingent Deferred Sales Charge applicable to a partial or full Surrender if you, the joint owner or the Annuitant, is confined for at least 180 consecutive calendar days to a: (a) facility recognized as a general hospital by the proper authority of the state in which it is located; or
  (b) facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or (c) facility certified by Medicare as a hospital or long-term care facility; or (d) nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day. If you, the joint owner or the Annuitant is confined when you purchase the Contract, this waiver is not available. For it to apply, you must:
  (a) have owned the Contract continuously since it was issued, (b) provide written proof of confinement satisfactory to us, and (c) request the Surrender within 91 calendar days of the last day of confinement. This waiver may not be available in all states. Please contact your Registered Representative or us to determine if it is available for you. ONCE YOU ELECT THIS WAIVER, HARTFORD WILL NOT ACCEPT ANY SUBSEQUENT PREMIUM PAYMENTS. IN ADDITION, IF YOU REQUEST A FULL OR PARTIAL SURRENDER DURING CONFINEMENT, WE WILL DEDUCT FROM YOUR CONTRACT VALUE ANY PAYMENT ENHANCEMENTS CREDITED DURING THE TIME YOU WERE CONFINED.

- For Required Minimum Distributions. This allows Annuitants who are age 70 1/2 or older, with a Contract held under an Individual Retirement Account or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge. All requests for Required Minimum Distributions must be in writing.

THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:

- Upon death of the Annuitant or Contract Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Contract Owner dies, unless the Contract Owner is not a natural person (e.g. a trust).


- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. We will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred

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  Sales Charge period under an Annuity Payout Option which allows Surrenders.


- Upon cancellation during the Right to Cancel Period.

SURRENDER ORDER -- During the first seven Contract Years all Surrenders in excess of the Annual Withdrawal Amount will be taken first from Premium Payments, then from earnings and then from Payment Enhancements. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.


After the Seventh Contract Year, all Surrenders in excess of the Annual Withdrawal Amount will be taken first from earnings, then from Premium Payments held in your Contract for more than seven years, then from the Payment Enhancements credited for more than seven years, then from Premium Payments invested for less than seven years and then from the Payment Enhancements credited for less than seven years. Only Premium Payments invested for less than seven years are subject to a Contingent Deferred Sales Charge.


MORTALITY AND EXPENSE RISK CHARGE


For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.45% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:


- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.


Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.


- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual $30 charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we reserve the right to limit the number of waivers to a total of six Contracts. We also reserve the right to waive the Annual Maintenance Fee under certain other conditions.

PREMIUM TAXES


We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect when at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5% and 4% in Puerto Rico.


CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectus accompanying this prospectus.

OPTIONAL DEATH BENEFIT CHARGE

If you elect the Optional Death Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

EARNINGS PROTECTION BENEFIT CHARGE

If you elect the Earnings Protection Benefit, we will subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.20% of your Contract Value invested in the Funds.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   25
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PAYMENT ENHANCEMENTS


No specific charges are assessed to cover the expenses of the Payment Enhancement. Rather, the combination of charges and fees within the Contract, including the Mortality and Expense Risk Charge and the Contingent Deferred Sales Charge, are set at a level sufficient to cover the cost of offering the enhancements. As with all of its investment products, Hartford expects to make a profit on the sale of these Contracts, however, there are no additional profits inherent with the structure of this Contract when compared with any other product we offer.



WE MAY OFFER, IN OUR DISCRETION, REDUCED FEES AND CHARGES INCLUDING, BUT NOT LIMITED TO CONTINGENT DEFERRED SALES CHARGES, THE MORTALITY AND EXPENSE RISK CHARGE, ANY APPLICABLE ADMINISTRATIVE CHARGES, AND THE ANNUAL MAINTENANCE FEE, FOR CERTAIN CONTRACTS (INCLUDING EMPLOYER SPONSORED SAVINGS PLANS) WHICH MAY RESULT IN DECREASED COSTS AND EXPENSES. REDUCTIONS IN THESE FEES AND CHARGES WILL NOT BE UNFAIRLY DISCRIMINATORY AGAINST ANY CONTRACT OWNER.


DEATH BENEFIT

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay upon the death of the Contract Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.

The calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:

- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;


- The Contract Value of your Contract minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit; or


- The Maximum Anniversary Value, which is described below, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit.

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments, Payment Enhancements and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary, increased by the dollar amount of any Premium Payments made and Payment Enhancements credited since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.


You may also elect the Optional Death Benefit for an additional charge. The Optional Death Benefit adds the Interest Accumulation Value to the Death Benefit calculation.



The Interest Accumulation Value calculation will be:



- Your Contract Value on the date we add the Optional Death Benefit to your Contract



- Minus any Payment Enhancements credited on or before we add the Optional Death Benefit;



- Plus any Premium Payments made after the Optional Death Benefit is added, but not including any Payment Enhancements credited;



- Minus any partial Surrenders after the Optional Death Benefit is added;



- Compounded daily at an annual interest rate of 5%.


If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.

On or after the deceased's 81st birthday or date of death, the Interest Accumulation Value will not continue to compound, but will be adjusted to add any Premium Payments and Payment Enhancements or subtract any partial Surrenders.


The Optional Death Benefit is limited to a maximum of 200% of any Premium Payments made less proportional adjustments for any Surrenders. For examples on how the Optional Death Benefit is calculated see "Appendix II".



The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington. Once you elect the Optional Death Benefit, you cannot cancel it.


You may also elect the Earnings Protection Benefit at an additional charge. The Earnings Protection Benefit may not currently be available in your state and is not available in Washington. You cannot elect the Earnings Protection Benefit if you or your Annuitant is age 76 or older. Once you elect the Earnings Protection Benefit, you cannot cancel it. If you elect the Earnings Protection Benefit in Pennsylvania, you may cancel it within 10 days after you receive it.


If you and your Annuitant are age 69 or under on the date the Earnings Protection Benefit is added to your Contract, the Earnings Protection Benefit is the greatest of:


- The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders; or

- The Maximum Anniversary Value, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, or

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- Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain since the date the Earnings Protection Benefit was added to your Contract.


We determine any Contract gain by comparing your Contract Value on the date you added the Earnings Protection Benefit to your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments made and any Payment Enhancements credited, and add any adjustments for partial Surrenders made during that time.


We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender.

Your Contract gain is limited to or "capped" at a maximum of 200% of Contract Value on the date the Earnings Protection Benefit was added to your Contract plus Premium Payments not previously withdrawn made after the Earnings Protection Benefit was added to your Contract, excluding any Premium Payments made in the 12 months before the date of death. We subtract any Payment Enhancements and any adjustments for partial Surrenders.


Hartford takes 40% of either the Contract gain or the capped amount and adds it back to your Contract Value to complete the Death Benefit calculation. If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time the Earnings Protection Benefit is added to your Contract.

________________________________________________________________________________

FOR EXAMPLE: Assuming that:

- The Contract Value on the date we received proof of death, minus any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit, plus 40% of the Contract gain was the greatest of the three death benefit calculations,


- You elected the Earnings Protection Benefit when you purchased your Contract,


- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit,

- You took no partial Surrenders,
- The Contract Value on the date we receive proof of death was $400,000.

Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($400,000),

- minus the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- minus any Premium Payments ($0)

- minus any Payment Enhancements credited on or before the date the Earnings Protection Benefit was added to your Contract ($4,000).

The Contract gain is $300,000.

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

In this situation the cap applies, so Hartford takes 40% of $200,000 or $80,000 and adds that to the Contract Value on the date we receive proof of death and the total Earnings Protection Benefit is $480,000.
________________________________________________________________________________

Before you purchase the Earnings Protection Benefit, you should also consider the following:

- If your Contract has no gain when Hartford calculates the Death Benefit, Hartford will not pay an Earnings Protection Benefit.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
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- Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

- If you transfer ownership of your Contract to someone other than your spouse who would have been ineligible for the Earnings Protection Benefit when it was added to your Contract, the Earnings Protection Benefit charge will continue to be deducted even though no Earnings Protection Benefit will be payable.

For more information on how these optional benefits may affect your taxes, please see the section entitled, "Federal Tax Considerations," under the sub-section entitled "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans."

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.


The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit with us for up to five years from date of death if the death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.


REQUIRED DISTRIBUTIONS -- If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payout Option that results in complete Annuity Payout within five years.

If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option with a Death Benefit, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner's death.

If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.


SPOUSAL CONTRACT CONTINUATION -- If a Beneficiary is the Contract Owner's spouse, that portion of the Contract for which the spouse is considered the Beneficiary will continue with the spouse as Contract Owner, unless the spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract.



Hartford will not recapture Payment Enhancements if your spouse continues the Contract and the Contract Value is greater than the Death Benefit at the time we calculate the Death Benefit.


If your spouse continues any portion of the Contract as Contract Owner and elects the Earnings Protection Benefit, Hartford will use the date the Contract is continued with your spouse as Contract Owner as the date the Earnings Protection Benefit was added to the Contract. The percentage used for the Earnings Protection Benefit will be determined by the oldest age of any remaining joint owner or Annuitant at the time the Contract is continued.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .          AND . . .                   AND . . .                 THEN THE . . .
Contract Owner                There is a surviving joint  The Annuitant is living or  Joint Contract Owner
                              Contract Owner              deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Designated Beneficiary
                              joint Contract Owner        deceased                    receives the Death
                                                                                      Benefit.
Contract Owner                There is no surviving       The Annuitant is living or  Contract Owner's estate
                              joint Contract Owner and    deceased                    receives the Death
                              the Beneficiary                                         Benefit.
                              predeceases the Contract
                              Owner
Annuitant                     The Contract Owner is       There is no named           Death Benefit is paid to
                              living                      Contingent Annuitant        the Contract Owner(s) and
                                                                                      not the designated
                                                                                      Beneficiary.
Annuitant                     The Contract Owner is       The Contingent Annuitant    Contingent Annuitant
                              living                      is living                   becomes the Annuitant, and
                                                                                      the Contract continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                 AND . . .                               THEN THE . . .
Contract Owner                The Annuitant is living                   Designated Beneficiary becomes the
                                                                        Contract Owner
Annuitant                     The Contract Owner is living              Contract Owner receives the Death
                                                                        Benefit.
Annuitant                     The Annuitant is also the Contract Owner  Designated Beneficiary receives the
                                                                        Death Benefit.

THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYOUT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT YOUR REGISTERED REPRESENTATIVE OR US.

SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be paid in a lump sum. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. A Contingent Deferred Sales Charge may be deducted. There are two restrictions:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- The Contract must have a minimum Contract Value of $500 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after the Surrender. If your Contract was issued in Texas, a remaining value of $500 is not required to continue the Contract if Premium Payments were made in the last two Contract Years.


FULL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the variable-dollar amount Annuity Payouts under the Payments For a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.


PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Option. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" or the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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To qualify for partial Surrenders under these Annuity Payout Options you must elect a variable dollar amount Annuity Payout and you must make the Surrender request during the Period Certain.

Hartford will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, Hartford will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

Please check with your tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO I REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

- your tax withholding amount or percentage, if any, and

- your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.

TELEPHONE REQUESTS -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program; or you are no longer the owner of the Contract. There are some restrictions on telephone surrenders. Please call us with any questions.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone Surrender instructions received before the close of the New York Stock Exchange will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.


COMPLETING A POWER OF ATTORNEY FORM FOR ANOTHER PERSON TO ACT ON YOUR BEHALF MAY PREVENT YOU FROM MAKING SURRENDERS VIA TELEPHONE.


WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders:

PRIOR TO AGE 59 1/2 -- If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.

MORE THAN ONE CONTRACT ISSUED IN THE SAME CALENDAR YEAR -- If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.

INTERNAL REVENUE CODE SECTION 403(b) ANNUITIES -- As of December 31, 1988, all
section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are:
(a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2). Distributions prior to age
59 1/2 due to financial hardship; unemployment or retirement may still be subject to a federal income tax penalty of 10%.

WE ENCOURAGE YOU TO CONSULT WITH YOUR QUALIFIED TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

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ANNUITY PAYOUTS

THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYOUTS FROM YOUR CONTRACT. YOU, AS THE CONTRACT OWNER, SHOULD ANSWER FIVE
QUESTIONS:

- When do you want Annuity Payouts to begin?

- Which Annuity Payout Option do you want to use?

- How often do you want to receive Annuity Payouts?

- What is the Assumed Investment Return?

- Do you want fixed dollar amount or variable dollar amount Annuity Payouts?

Please check with your financial adviser to select the Annuity Payout Option that best meets your income needs.

1.  WHEN DO YOU WANT ANNUITY PAYOUTS TO BEGIN?


You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may change the Annuity Commencement Date by notifying us within thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 10th Contract Year, whichever is later, unless you elect a later date to begin receiving payments subject to the laws and regulations then in effect and our approval. In Maryland, Massachusetts, Oregon and Alabama, the Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th birthday or the end of the 12th Contract Year. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant's 100th birthday.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date. We will deduct any Payment Enhancements credited in the 24 months before the Annuity Calculation Date from your Contract Value when we determine the amount available for Annuity Payouts.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with more than 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

2.  WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?


Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the "Death Benefit" section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.


LIFE ANNUITY -- We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.


LIFE ANNUITY WITH A CASH REFUND -- We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value on the Annuity Calculation Date minus any Premium Tax and the Annuity Payouts already made. This option is only available for Variable Dollar Amount Annuity Payouts using the 5% Assumed Investment Return or fixed dollar Annuity Payouts.



LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select with a minimum of 10 years. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.



JOINT AND LAST SURVIVOR LIFE ANNUITY -- We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts to the other Annuitant until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:


- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN -- We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 10 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

- Remain the same at 100%, or

- Decrease to 66.67%, or

- Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed-dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.


PAYMENT FOR A PERIOD CERTAIN -- We agree to make Annuity Payouts for a specified time. You can select any number of years between 10 years and 100 years minus the Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the commuted value in one sum.


IMPORTANT INFORMATION:

- YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE MAY BE DEDUCTED.


- For Qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.



- AUTOMATIC ANNUITY PAYOUTS -- If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed-dollar amount Annuity Payouts, variable-dollar amount Annuity Payouts, or a combination of fixed or variable-dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date.


3.  HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

- monthly,

- quarterly,

- semi-annually, or

- annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

4.  WHAT IS THE ASSUMED INVESTMENT RETURN?

The Assumed Investment Return ("AIR") is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.

Subject to the approval of your State, you can select one of three AIRs: 3%, 5% or 6%. The greater the AIR, the greater the initial Annuity Payout. A higher AIR may result in smaller potential growth in the Annuity Payouts. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater.


For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.


Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR.

5. DO YOU WANT ANNUITY PAYOUTS TO BE FIXED-DOLLAR AMOUNT OR VARIABLE-DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed-dollar amounts or variable-dollar amounts, depending on your income needs.


FIXED-DOLLAR AMOUNT ANNUITY PAYOUTS -- Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.


VARIABLE-DOLLAR AMOUNT ANNUITY PAYOUTS -- A variable-dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the

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underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

- the Annuity Payout Option chosen,

- the Annuitant's attained age and gender (if applicable), and,

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table

- the Assumed Investment Return

The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of:

Annuity Units for each Sub-Account multiplied by Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.

TRANSFER OF ANNUITY UNITS -- After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day.

OTHER PROGRAMS AVAILABLE
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INVESTEASE-REGISTERED TRADEMARK- PROGRAM -- InvestEase-Registered Trademark- is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.

AUTOMATIC INCOME PROGRAM -- The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The Automatic Income Program may change based on your instructions after your seventh Contract Year.


ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor -- ranging from conservative to aggressive. Over time, Sub-
Account performance may cause your Contract's allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that may not be part of the model. You can only participate in one asset allocation model at a time.


ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-
Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.


DOLLAR COST AVERAGING PROGRAMS -- We currently offer two different types of Dollar Cost Averaging Programs in addition to the DCA Plus Program. If you enroll, you may select either the Fixed Amount DCA Program or the Earnings/Interest DCA Program. The Fixed Amount DCA Program allows you to regularly transfer an amount you select from the Fixed Accumulation Feature or any Fund into a different Fund. The Earnings/Interest DCA Program allows you to regularly transfer the interest from the Fixed Accumulation Feature or the earnings from a Money Market Fund into a different Fund. For either Program, you may select transfers on a monthly, quarterly, semi-annual or annual basis, but you must at least make three transfers during the Program. The Fixed Amount DCA Program begins 15 days after the Contract Anniversary the month after you enroll in the Program. The Earnings/Interest DCA Program begins at the end of the length of the transfer period you selected plus two business days. That means if you select a monthly transfer, your Earnings/Interest DCA Program will begin one month plus two business days after your enrollment.



Effective as of the close of the New York Stock Exchange on June 29, 2001, Hartford MidCap HLS Fund Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value. However, you are allowed to continue any

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Dollar Cost Averaging Program, InvestEase Program, Asset Rebalancing Program, or Automatic Income Program into the Hartford MidCap HLS Fund Sub-Account if you enroll on or before June 29, 2001.


OTHER INFORMATION
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ASSIGNMENT -- A Non-Qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a Non-Qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.



A Qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.



CONTRACT MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.



We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will effect the method by which Contract Values are determined.


HOW CONTRACTS ARE SOLD -- Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours. The securities will be sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers that have entered into distribution agreements with HSD.

Commissions will be paid by Hartford and will not be more than 7% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on Premium Payments made by policyholders or Contract Owners. This compensation is usually paid from the sales charges described in this prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or Contract Owners to purchase, hold or Surrender variable insurance products.


LEGAL MATTERS -- There are no material legal proceedings pending to which the Separate Account is a party.



Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life and Annuity Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



MORE INFORMATION -- You may call your Registered Representative if you have any questions or write or call us at the address below:


Hartford Life and Annuity Insurance Company
Attn: Individual Product Services
P.O. Box 5085
Hartford, Connecticut 06102-5085
Telephone: (800) 862-6668 (Contract Owners)
         (800) 862-7155 (Registered Representatives)

FEDERAL TAX CONSIDERATIONS
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What are some of the federal tax consequences which affect these Contracts?

A.  GENERAL

Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

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B.  TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:

- certain annuities held by structured settlement companies,

- certain annuities held by an employer with respect to a terminated qualified retirement plan and

- certain immediate annuities.

A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

  i. Total premium payments less amounts received which were not includible in gross income equal the investment in the contract under Section 72 of the Code.

 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the investment in the contract, such excess constitutes the income on the contract.

 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such income on the contract and then from investment in the contract, and for these purposes such income on the contract shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such income on the contract, and (2) shall not be includable in gross income to the extent that such amount does exceed any such income on the contract. If at the time that any amount is received or deemed received there is no income on the contract (e.g., because the gross value of the Contract does not exceed the investment in the contract and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the investment in the contract.

 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

 vi. In general, any amount actually received under the Contract as a Death Benefit, including any Optional Death Benefit or Earnings Protection Benefit, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. As a result, Hartford believes that for federal tax purposes the Optional Death Benefit and the Earnings Protection Benefit should be treated as an integral part of the Contract's benefits (e.g., as investment protection benefit) and that any charges under the Contract for the Optional Death Benefit or the Earnings Protection Benefit should not be treated as an amount received by the Contract Owner for purposes of this subparagraph a. However,

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
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    it is possible that the IRS could take a contrary position that some or all of these charges for the Optional Death Benefit or the Earnings Protection Benefit should be treated for federal tax purposes as an amount received under the Contract (e.g., as an amount distributed from the Contract to pay for an additional benefit that should be treated as a benefit that is being provided by a separate contract for tax purposes, i.e., by a separate contract that is not part of the annuity Contract for tax purposes). If the IRS takes such a contrary position, however, then any Beneficiary of an Optional Death Benefit or an Earnings Protection Benefit may be entitled to claim that some part of such Death Benefit is excludable from gross income for federal tax purposes (e.g., as a death benefit that should be treated for tax purposes as if it were being provided by a separate contract that qualifies as a life insurance contract for tax purposes).

    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the investment in the contract to the total amount of the payments to be made after the Annuity Commencement Date (the exclusion ratio).

  i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining investment in the contract shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this prospectus, there are no regulations interpreting this provision.

    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.

  i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

    5. Distributions of amounts which are allocable to the investment in the contract prior to August 14, 1982 (see next subparagraph e.).

    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the investment in the contract prior to August 14, 1982 (pre-8/14/82 investment) carried over from the prior Contract, (2) then from the portion of the income on the contract (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining income on the contract and
(4) last from the remaining investment in the contract. As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such

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amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the income on the contract attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

    f. REQUIRED DISTRIBUTIONS.

  i. Death of Contract Owner or Primary Annuitant
    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

     1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

     2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

     3. If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

 ii. Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Distributions must begin within a year of the Contract Owner's death.


 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this contract.


 3. DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account. The explanation further indicates that the temporary regulations provide that

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
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in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract.

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.

D.  FEDERAL INCOME TAX WITHHOLDING


Any portion of a distribution that is current taxable income to the Contract Owner will be subject to federal income tax withholding and reporting under the Code. Generally, however, a Contract Owner may elect not to have income taxes withheld or to have income taxes withheld at a different rate by filing a completed election form with us. Election forms will be provided at the time distributions are required.


E.  GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F.  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

G.  GENERATION-SKIPPING TRANSFERS

Under certain circumstances, the Internal Revenue Code may impose a "generation skipping transfer tax" when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Federal tax law may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION


----------------------------------------------------------------------
GENERAL INFORMATION
----------------------------------------------------------------------
    Safekeeping of Assets
----------------------------------------------------------------------
    Independent Public Accountants
----------------------------------------------------------------------
    Non-Participation
----------------------------------------------------------------------
    Misstatement of Age or Sex
----------------------------------------------------------------------
    Principal Underwriter
----------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION
----------------------------------------------------------------------
    Total Return for all Sub-Accounts
----------------------------------------------------------------------
    Yield for Sub-Accounts
----------------------------------------------------------------------
    Money Market Sub-Accounts
----------------------------------------------------------------------
    Additional Materials
----------------------------------------------------------------------
    Performance Comparisons
----------------------------------------------------------------------
PERFORMANCE TABLES
----------------------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
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APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.

Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.

We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.

1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.

2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,500 (indexed) or 20% of the employee's includable compensation for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.

Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:

- after the participating employee attains age 59 1/2;

- upon separation from service;

- upon death or disability; or

- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).

Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.

3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.


Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation or, for 2001, $8,500 (indexed), whichever is less. The plan may provide for additional catch-up contributions during the three taxable years ending before the year in which the participant attains normal retirement age.


All of the assets and income of an eligible Deferred Compensation Plan of a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:

- attains age 70 1/2,

- separates from service,

- dies, or

- suffers an unforeseeable financial emergency as defined in the Code.

Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.

4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408

TRADITIONAL IRAs -- Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA.
Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be rolled-over to an IRA on a tax-deferred basis.

SIMPLE IRAs -- Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. Hartford is a non-designated financial institution for purposes of the SIMPLE IRA rules.

ROTH IRAs -- Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

INFORMATION ABOUT DEATH BENEFITS AND IRAS -- IRAs generally may not invest in life insurance contracts. However, an annuity that is used as an IRA may provide for a death benefit that equals the greater of the premiums paid and the annuity's cash value. The Contract offers an Optional Death Benefit and an Earnings Protection Benefit. The Optional Death Benefit and the Earnings Protection Benefit may exceed the greater of the Contract Value and total Premium Payments less prior surrenders. WE HAVE FILED THE CONTRACT WITH THE OPTIONAL DEATH BENEFIT AND THE EARNINGS PROTECTION BENEFIT WITH THE INTERNAL REVENUE SERVICE FOR APPROVAL FOR USE AS AN IRA. NO ASSURANCE IS GIVEN THAT THESE BENEFITS MEET THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the Optional Death Benefit and the Earnings Protection Benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax-qualification or resulting in certain deemed distributions and penalty taxes. You should consult a qualifed tax adviser if you are considering adding the Optional Death Benefit or the Earnings Protection Benefit to your Contract if it is an IRA.

5. FEDERAL TAX PENALTIES AND WITHHOLDING -- Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.

(a) PENALTY TAX ON EARLY DISTRIBUTIONS Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distribution that is:

- Made on or after the date on which the employee reaches age 59 1/2;

- Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;

- Attributable to the employee's becoming disabled (as defined in the Code);

- Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;

- Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or

- Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.

IN ADDITION, THE 10% PENALTY TAX DOES NOT APPLY TO A DISTRIBUTION FROM AN IRA THAT IS:

- Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

- Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or

- A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.

If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
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to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.

(b) MINIMUM DISTRIBUTION PENALTY TAX If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.

An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

- the calendar year in which the individual attains age 70 1/2; or

- the calendar year in which the individual retires from service with the employer sponsoring the plan.

The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2.

The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:

- the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or

- over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.

Each annual distribution must equal or exceed a minimum distribution amount which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.

If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.


On January 17, 2001, the Internal Revenue Service published a new set of proposed regulations in the Federal Register relating to minimum required distributions. The discussion above does not take these new proposed regulations into account. Please consult with your tax or legal adviser with any questions regarding the new proposed regulations.


(c) WITHHOLDING In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.


Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from section 401 or 403(b) tax-qualified retirement plans unless such distributions are:


- the non-taxable portion of the distribution;

- required minimum distributions; or

- direct transfer distributions.

Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).

Certain states require withholding of state taxes when federal income tax is withheld.

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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APPENDIX II -- OPTIONAL DEATH BENEFITS -- EXAMPLES

OPTIONAL DEATH BENEFIT EXAMPLES

EXAMPLE 1
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $108,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$108,000       Contract Value prior to Surrender equals
  .09259       multiplied by
$105,000       Interest Accumulation Value for a total of
$  9,722       to be deducted from the Interest Accumulation Value equals
$ 95,278       the new Interest Accumulation Value

EXAMPLE 2
Assume that you make a Premium Payment of $100,000. On the first Contract Anniversary assume your Contract Value is $92,000. The Interest Accumulation Value is $105,000 or 5% accumulation on the $100,000 Premium Payment.

$100,000       Premium Payment
$  5,000       Interest of 5%
--------
$105,000       Interest Accumulation Value

If you request a partial Surrender of $10,000 the next day, your Interest Accumulation Value will change. The adjustment for the partial Surrender is determined by dividing the partial Surrender amount by the Contract Value prior to the Surrender and multiplying that amount by the Interest Accumulation Value prior to the Surrender. To determine the new Interest Accumulation Value, that total is then subtracted from the Interest Accumulation Value prior to the Surrender.

$ 10,000       partial Surrender divided by
$ 92,000       Contract Value prior to Surrender equals
  .10870       multiplied by
$105,000       Interest Accumulation Value for a total of
$ 11,413       to be deducted from the Interest Accumulation Value equals
$ 93,587       the New Interest Accumulation Value

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
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EARNINGS PROTECTION BENEFIT EXAMPLES

EXAMPLE 1

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $40,000,

- On the day we calculate the Death Benefit, your Contract Value was $140,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($40,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000),

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals -$6,000 which is less than zero, so there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($140,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($0)

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $40,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($0)

- minus any Payment Enhancements ($4,000).

Which equals $100,000. The cap is 200% of $100,000 which is $200,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $40,000 or $16,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $156,000.

44                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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EXAMPLE 2

Assume that:

- You elected the Earnings Protection Benefit when you purchased your Contract,

- You made a single Premium Payment of $100,000,

- You received a Payment Enhancement of $4,000 more than 12 months before the date we calculate the Death Benefit

- On your fifth Contract anniversary, your Contract Value was $150,000,

- On the day after your fifth Contract Anniversary, you made a partial Surrender of $60,000,

- On the day we calculate the Death Benefit, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three death benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- Add the amount of the partial Surrender ($60,000) to

- The Contract Value on the date the Earnings Protection Benefit is added to your Contract ($104,000)

- Add Premium Payments made after the Earnings Protection Benefit is added to your Contract before you make the partial Surrender ($0),

- Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

- Subtract the sum of any prior adjustments for all prior partial Surrenders made after the Earnings Protection Benefit is added to your Contract ($0),

Which equals +$14,000 which is greater than zero, so there is a $14,000 adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

So Hartford would calculate the Contract gain as follows:

- Contract Value on the date we receive proof of death ($120,000),

- Subtract the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- Add any Payment Enhancements credited on or after the date the Earnings Protection Benefit was added to your Contract ($4,000),

- Add any adjustments for partial Surrenders ($14,000),

- Subtract any Payment Enhancements credited in the 12 months prior to the date we calculate the Death Benefit ($0).

So the Contract gain equals $34,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- Hartford calculates the Contract Value on the date the Earnings Protection Benefit was added to your Contract ($104,000),

- plus Premium Payments made since that date ($0),

- minus Premium Payments made in the 12 months prior to death ($0),

- minus any adjustments for partial Surrenders ($14,000),

- minus any Payment Enhancements ($4,000).

Which equals $86,000. The cap is 200% of $86,000 which is $172,000.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so Hartford takes 40% of $34,000 or $13,600 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $133,600.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   45
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APPENDIX III -- ACCUMULATION UNIT VALUES



The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information for Prudential Jennison International Growth Portfolio, Prudential Value Portfolio, Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not yet commenced operations.



                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                    --
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                    --
--------------------------------------------------------------------------------
PRUDENTIAL 20/20 FOCUS PORTFOLIO
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                     --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                    --
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                     --
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                    --
--------------------------------------------------------------------------------
HARTFORD ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                33,703
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 5,808
--------------------------------------------------------------------------------
HARTFORD BOND HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.091
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 3,844
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.089
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   373
--------------------------------------------------------------------------------

46                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.952
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                36,229
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.951
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 8,753
--------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.193
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 6,273
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.192
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,619
--------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 2,631
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.897
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   652
--------------------------------------------------------------------------------
HARTFORD GLOBAL HEALTH HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(b)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.466
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 2,616
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.464
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   653
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   47
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                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND SUB-ACCOUNT
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.822
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                15,816
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 2,338
--------------------------------------------------------------------------------
HARTFORD GLOBAL TECHNOLOGY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(b)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.620
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 4,339
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,003
--------------------------------------------------------------------------------
HARTFORD GROWTH AND INCOME HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 9,004
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.962
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,182
--------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.008
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,407
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   151
--------------------------------------------------------------------------------

48                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 8,498
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.941
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,198
--------------------------------------------------------------------------------
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 6,533
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   995
--------------------------------------------------------------------------------
HARTFORD MIDCAP HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                21,956
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 5,158
--------------------------------------------------------------------------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   49
--------------------------------------------------------------------------------


                                                                  YEAR ENDED
SUB-ACCOUNT                                                   DECEMBER 31, 2000
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                15,511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 1,425
--------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    ccumulation Unit Value at end of period                        $1.082
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                   511
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $1.081
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                    22
--------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.717
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                14,344
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.716
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 2,037
--------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
  WITHOUT ANY OPTIONAL BENEFITS
    Accumulation Unit Value at beginning of period                 $1.000(a)
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.965
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                32,806
--------------------------------------------------------------------------------
  WITH OPTIONAL DEATH BENEFIT
    Accumulation Unit Value at beginning of period                 $1.000
--------------------------------------------------------------------------------
    Accumulation Unit Value at end of period                       $0.964
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Number Accumulation Units outstanding at end of period
     (in thousands)                                                 6,390
--------------------------------------------------------------------------------



(a) Inception date March 6, 2000.



(b) Inception date May 1, 2000.

To obtain a Statement of Additional Information for Director Elite Plus variable annuity, please complete the form below and mail to:

    Hartford Life and Annuity Insurance Company
    Attn: Investment Product Services
    P.O. Box 5085
    Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information to me at the following address:

----------------------------------------------------
                                      Name

----------------------------------------------------
                                    Address

----------------------------------------------------
                            City/State      Zip Code

                       STATEMENT OF ADDITIONAL INFORMATION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                              SEPARATE ACCOUNT ONE

                               DIRECTOR ELITE PLUS



This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to Hartford Life and Annuity Insurance Company, Attn: Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2001
Date of Statement of Additional Information: May 1, 2001



                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2
      Safekeeping of Assets...................................................2
      Independent Public Accountants..........................................2
      Non-Participating.......................................................2
      Misstatement of Age or Sex..............................................2
      Principal Underwriter...................................................3
PERFORMANCE RELATED INFORMATION...............................................3
      Total Return for all Sub-Accounts.......................................3
      Yield for Sub-Accounts..................................................4
      Money Market Sub-Accounts...............................................4
      Additional Materials....................................................5
      Performance Comparisons.................................................5
PERFORMANCE TABLES............................................................7
FINANCIAL STATEMENTS.......................................................SA-1

                               GENERAL INFORMATION

SAFEKEEPING OF ASSETS

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity

Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2000:
$190,239,543; 1999: $226,178,603; and 1998: $107,925,386.

                         PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                          n
The formula Hartford uses to calculate standardized total return is P(1+T) = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period. This figure reflects deductions for the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee.

                                                                      6
The formula Hartford uses to calculate yield is: YIELD = 2[(a-b/cd + 1)  -1].

In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

A money market fund Sub-Account may advertise yield and effective yield. Yield and effective yield figures reflect the deductions for the Contract, which include the mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR X (365/7), where BPR = (A-B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      ] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

Hartford may also compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance, such as:

X The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

X The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The Index is market-value weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The Nasdaq Composite includes over 5,000 companies. On February 5, 1971, the Nasdaq Composite Index began with a base of 100.00.

X The Morgan Stanley Capital International EAFE Index (the "EAFE Index") of major markets in Europe, Australia and the Far East is a benchmark of international stock performance. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

X The Lehman Brothers High Yield Corporate Index is a broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

X The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

                               PERFORMANCE TABLES

The following tables illustrate the performance of the Sub-Accounts. Past performance is no guarantee of future performance. There is no information for Prudential Jennison International Growth Portfolio, Prudential Value Portfolio, Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund and Hartford Value HLS Fund Sub-Accounts because as of December 31, 2000, the Sub-Accounts had not commenced operation.

                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                              SUB-ACCOUNT        1 YEAR         5 YEAR         10 YEAR         SINCE
                                       INCEPTION DATE                                                   INCEPTION
---------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio            04/25/1995        -27.93%         15.29%           N/A          17.68%
---------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio         05/03/1999        -16.14%           N/A            N/A          -1.00%
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983        -13.35%          9.62%           N/A           9.04%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         -0.82%          0.50%           N/A           3.24%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984          0.40%         16.59%           N/A          17.09%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/09/1994         -1.84%         12.18%           N/A          13.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995        -19.14%          3.89%           N/A           5.31%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000           N/A            N/A            N/A          35.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998        -19.55%           N/A            N/A          24.25%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000           N/A            N/A            N/A         -49.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998        -18.16%           N/A            N/A           5.24%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998        -11.60%           N/A            N/A          -3.71%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -21.96%         12.89%           N/A          11.84%
---------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
HLS Fund                                 07/02/1990        -29.44%          2.61%           N/A           4.54%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         12.40%           N/A            N/A          26.98%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980         -6.58%         -0.72%           N/A          -0.02%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985         -2.50%          0.51%           N/A           2.50%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -25.52%           N/A            N/A          12.00%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977        -19.55%         14.65%           N/A          12.41%
---------------------------------------------------------------------------------------------------------------------

---------------------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        FOR YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                            FUND INCEPTION       1 YEAR         5 YEAR         10 YEAR         SINCE
                                            DATE                                                        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio            04/25/1995        -18.93%         17.41%           N/A          19.60%
---------------------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Portfolio         05/03/1999         -7.14%           N/A            N/A           5.43%
---------------------------------------------------------------------------------------------------------------------
Hartford Advisers HLS Fund               03/31/1983         -2.35%         12.86%         11.92%         10.97%
---------------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                   08/31/1977         10.18%          4.75%          6.01%          6.91%
---------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation HLS
Fund                                     04/02/1984         11.40%         19.59%         20.69%         16.48%
---------------------------------------------------------------------------------------------------------------------
Hartford Dividend and Growth HLS
Fund                                     03/08/1994          9.16%         15.24%           N/A          15.95%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund
(formerly Hartford International
Advisers HLS Fund)                       03/01/1995         -8.14%          7.22%           N/A           8.60%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Health HLS Fund          05/01/2000           N/A            N/A            N/A          46.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Leaders HLS Fund         10/01/1998         -8.55%           N/A            N/A          29.08%
---------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS Fund      05/01/2000           N/A            N/A            N/A         -38.05%
---------------------------------------------------------------------------------------------------------------------
Hartford Growth and Income HLS Fund      05/29/1998         -7.16%           N/A            N/A          11.04%
---------------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund             10/01/1998         -0.60%           N/A            N/A           2.57%
---------------------------------------------------------------------------------------------------------------------
Hartford Index HLS Fund                  05/01/1987        -10.96%         15.82%         14.86%         12.08%
---------------------------------------------------------------------------------------------------------------------
Hartford International Opportunities
HLS Fund                                 07/02/1990        -18.44%          6.50%          7.38%          5.68%
---------------------------------------------------------------------------------------------------------------------
Hartford MidCap HLS Fund(1)              07/30/1997         23.40%           N/A            N/A          30.88%
---------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund           06/30/1980          4.42%          3.65%          3.21%          5.58%
---------------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS
Fund                                     01/01/1985          8.50%          4.75%          5.43%          6.76%
---------------------------------------------------------------------------------------------------------------------
Hartford Small Company HLS Fund          08/09/1996        -14.52%           N/A            N/A          15.70%
---------------------------------------------------------------------------------------------------------------------
Hartford Stock HLS Fund                  08/31/1977         -8.55%         17.49%         15.59%         13.31%
---------------------------------------------------------------------------------------------------------------------

--------------
(1) Effective June 29, 2001, closed to new investments or transfer of existing Contract Values.

Performance figures above do not reflect any deductions for any optional charges. Performance would have been lower had any optional death benefit been available and been chosen.

  YIELD AND EFFECTIVE YIELD FOR THE SEVEN-DAY PERIOD ENDED DECEMBER 31, 2000.

--------------------------------------------------------------------------------
SUB-ACCOUNT                            YIELD                 EFFECTIVE YIELD
--------------------------------------------------------------------------------
Hartford Money Market HLS Fund         4.58%                      4.68%
--------------------------------------------------------------------------------


       YIELD QUOTATION BASED ON A 30-DAY PERIOD ENDED DECEMBER 31, 2000.

--------------------------------------------------------------------------------
SUB-ACCOUNT                                                         YIELD
--------------------------------------------------------------------------------
Hartford Bond HLS Fund                                              4.43%
--------------------------------------------------------------------------------
Hartford High Yield HLS Fund                                        8.97%
--------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                               4.96%
--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account One (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Global Leaders Fund, High Yield Fund, Growth and Income Fund, Mentor VIP Capital Growth Fund, Mentor VIP Perpetual International Fund, Mentor VIP Growth Fund, Mercury V.I. U.S. Large Cap Fund, Merrill Lynch Global Growth Focus Fund, Global Health Fund, Global Technology Fund, Evergreen VA Foundation Growth Fund, Evergreen VA Omega Fund, Evergreen VA Special Equity Fund, First American International Portfolio, First American Large Cap Growth Portfolio and First American Technology Portfolio sub-accounts) (collectively, the Account), as of December 31, 2000, and the related statements of operations for the periods presented in the year then ended and the statements of changes in net assets for the periods presented in the two years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, and the results of their operations and the changes in their net assets for the periods presented in conformity with accounting principles generally accepted in the United States.

Hartford, Connecticut
February 21, 2001                                            ARTHUR ANDERSEN LLP

_____________________________________ SA-1 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                     BOND FUND
                                                    SUB-ACCOUNT
                                                    ------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -- Class IA
    Shares 422,989,666
    Cost $444,549,544
      Market Value................................  $468,631,097
    Hartford Bond HLS Fund, Inc. -- Class IB
    Shares 5,254,494
    Cost $5,565,087
      Market Value................................     5,814,839
    Hartford Stock HLS Fund, Inc. -- Class IA
    Shares 771,963,737
    Cost $3,831,058,959
      Market Value................................       --
    Hartford Stock HLS Fund, Inc. -- Class IB
    Shares 7,699,197
    Cost $48,658,686
      Market Value................................       --
    Hartford Money Market HLS Fund, Inc. --
     Class IA
    Shares 457,778,635
    Cost $457,778,635
      Market Value................................       --
    Hartford Money Market HLS Fund, Inc. --
     Class IB
    Shares 20,153,471
    Cost $20,153,471
      Market Value................................       --
    Hartford Advisers HLS Fund, Inc. -- Class IA
    Shares 2,493,600,724
    Cost $5,779,506,672
      Market Value................................       --
    Hartford Advisers HLS Fund, Inc. -- Class IB
    Shares 18,970,134
    Cost $52,016,747
      Market Value................................       --
    Hartford Capital Appreciation HLS
     Fund, Inc. -- Class IA
    Shares 841,552,527
    Cost $3,578,792,687
      Market Value................................       --
    Hartford Capital Appreciation HLS
     Fund, Inc. -- Class IB
    Shares 8,668,160
    Cost $53,204,110
      Market Value................................       --
  Due from Hartford Life and Annuity Insurance
   Company........................................     1,387,919
  Receivable from fund shares sold................       --
                                                    ------------
  Total Assets....................................   475,833,855
                                                    ------------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company........................................       --
  Payable for fund shares purchased...............     1,387,250
                                                    ------------
  Total Liabilities...............................     1,387,250
                                                    ------------
  Net Assets (variable annuity contract
   liabilities)...................................  $474,446,605
                                                    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-2 _____________________________________

                                                                    MONEY MARKET                       CAPITAL
                                                      STOCK FUND        FUND      ADVISERS FUND   APPRECIATION FUND
                                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                                    --------------  ------------  --------------  -----------------
ASSETS:
  Investments:
    Hartford Bond HLS Fund, Inc. -- Class IA
    Shares 422,989,666
    Cost $444,549,544
      Market Value................................        --            --             --               --
    Hartford Bond HLS Fund, Inc. -- Class IB
    Shares 5,254,494
    Cost $5,565,087
      Market Value................................        --            --             --               --
    Hartford Stock HLS Fund, Inc. -- Class IA
    Shares 771,963,737
    Cost $3,831,058,959
      Market Value................................  $4,539,251,760      --             --               --
    Hartford Stock HLS Fund, Inc. -- Class IB
    Shares 7,699,197
    Cost $48,658,686
      Market Value................................      45,262,006      --             --               --
    Hartford Money Market HLS Fund, Inc. --
     Class IA
    Shares 457,778,635
    Cost $457,778,635
      Market Value................................        --        $457,778,635       --               --
    Hartford Money Market HLS Fund, Inc. --
     Class IB
    Shares 20,153,471
    Cost $20,153,471
      Market Value................................        --         20,153,471        --               --
    Hartford Advisers HLS Fund, Inc. -- Class IA
    Shares 2,493,600,724
    Cost $5,779,506,672
      Market Value................................        --            --        $6,645,585,571        --
    Hartford Advisers HLS Fund, Inc. -- Class IB
    Shares 18,970,134
    Cost $52,016,747
      Market Value................................        --            --           50,509,271         --
    Hartford Capital Appreciation HLS
     Fund, Inc. -- Class IA
    Shares 841,552,527
    Cost $3,578,792,687
      Market Value................................        --            --             --          $4,987,034,382
    Hartford Capital Appreciation HLS
     Fund, Inc. -- Class IB
    Shares 8,668,160
    Cost $53,204,110
      Market Value................................        --            --             --              51,340,681
  Due from Hartford Life and Annuity Insurance
   Company........................................       1,026,211   57,726,073        --               --
  Receivable from fund shares sold................        --            --            2,645,766         4,831,639
                                                    --------------  ------------  --------------   --------------
  Total Assets....................................   4,585,539,977  535,658,179   6,698,740,608     5,043,206,702
                                                    --------------  ------------  --------------   --------------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company........................................        --            --            2,647,036         4,556,155
  Payable for fund shares purchased...............       1,017,927   57,638,511        --               --
                                                    --------------  ------------  --------------   --------------
  Total Liabilities...............................       1,017,927   57,638,511       2,647,036         4,556,155
                                                    --------------  ------------  --------------   --------------
  Net Assets (variable annuity contract
   liabilities)...................................  $4,584,522,050  $478,019,668  $6,696,093,572   $5,038,650,547
                                                    ==============  ============  ==============   ==============

_____________________________________ SA-3 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                                                       MORTGAGE
                                                    SECURITIES FUND
                                                      SUB-ACCOUNT
                                                    ---------------
ASSETS:
  Investments:
    Hartford Mortgage Securities HLS
     Fund, Inc. -- Class IA
    Shares 99,659,859
    Cost $108,127,060
      Market Value................................   $113,437,435
    Hartford Mortgage Securities HLS
     Fund, Inc. -- Class IB
    Shares 603,807
    Cost $658,592
      Market Value................................        686,020
    Hartford Index HLS Fund, Inc. -- Class IA
    Shares 278,988,832
    Cost $785,730,797
      Market Value................................       --
    Hartford Index HLS Fund, Inc. -- Class IB
    Shares 2,751,169
    Cost $11,086,069
      Market Value................................       --
    Hartford International Opportunities HLS
     Fund, Inc. -- Class IA
    Shares 560,468,737
    Cost $745,847,205
      Market Value................................       --
    Hartford International Opportunities HLS
     Fund, Inc. -- Class IB
    Shares 5,119,150
    Cost $7,791,948
      Market Value................................       --
    Hartford Dividend and Growth HLS
     Fund, Inc. -- Class IA
    Shares 923,643,512
    Cost $1,578,273,260
      Market Value................................       --
    Hartford Dividend and Growth HLS
     Fund, Inc. -- Class IB
    Shares 5,279,087
    Cost $10,892,315
      Market Value................................       --
    Hartford International Advisers HLS
     Fund, Inc. -- Class IA
    Shares 229,851,426
    Cost $270,142,263
      Market Value................................       --
    Hartford International Advisers HLS
     Fund, Inc. -- Class IB
    Shares 2,750,553
    Cost $3,461,966
      Market Value................................       --
  Due from Hartford Life and Annuity Insurance
   Company........................................       --
  Receivable from fund shares sold................         78,796
                                                     ------------
  Total Assets....................................    114,202,251
                                                     ------------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company........................................         80,468
  Payable for fund shares purchased...............       --
                                                     ------------
  Total Liabilities...............................         80,468
                                                     ------------
  Net Assets (variable annuity contract
   liabilities)...................................   $114,121,783
                                                     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-4 _____________________________________

                                                                       INTERNATIONAL       DIVIDEND AND    INTERNATIONAL
                                                      INDEX FUND     OPPORTUNITIES FUND    GROWTH FUND     ADVISERS FUND
                                                      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                                    ---------------  ------------------  ----------------  -------------
ASSETS:
  Investments:
    Hartford Mortgage Securities HLS
     Fund, Inc. -- Class IA
    Shares 99,659,859
    Cost $108,127,060
      Market Value................................        --               --                  --               --
    Hartford Mortgage Securities HLS
     Fund, Inc. -- Class IB
    Shares 603,807
    Cost $658,592
      Market Value................................        --               --                  --               --
    Hartford Index HLS Fund, Inc. -- Class IA
    Shares 278,988,832
    Cost $785,730,797
      Market Value................................  $1,039,153,610         --                  --               --
    Hartford Index HLS Fund, Inc. -- Class IB
    Shares 2,751,169
    Cost $11,086,069
      Market Value................................      10,235,121         --                  --               --
    Hartford International Opportunities HLS
     Fund, Inc. -- Class IA
    Shares 560,468,737
    Cost $745,847,205
      Market Value................................        --            $764,267,500           --               --
    Hartford International Opportunities HLS
     Fund, Inc. -- Class IB
    Shares 5,119,150
    Cost $7,791,948
      Market Value................................        --               6,988,776           --               --
    Hartford Dividend and Growth HLS
     Fund, Inc. -- Class IA
    Shares 923,643,512
    Cost $1,578,273,260
      Market Value................................        --               --             $1,961,457,675        --
    Hartford Dividend and Growth HLS
     Fund, Inc. -- Class IB
    Shares 5,279,087
    Cost $10,892,315
      Market Value................................        --               --                 11,213,404        --
    Hartford International Advisers HLS
     Fund, Inc. -- Class IA
    Shares 229,851,426
    Cost $270,142,263
      Market Value................................        --               --                  --          $264,068,489
    Hartford International Advisers HLS
     Fund, Inc. -- Class IB
    Shares 2,750,553
    Cost $3,461,966
      Market Value................................        --               --                  --             3,156,059
  Due from Hartford Life and Annuity Insurance
   Company........................................        --               --                    301,714        --
  Receivable from fund shares sold................         349,971        47,803,886           --               136,468
                                                    --------------      ------------      --------------   ------------
  Total Assets....................................   1,049,738,702       819,060,162       1,972,972,793    267,361,016
                                                    --------------      ------------      --------------   ------------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company........................................         344,938        48,018,097           --               136,599
  Payable for fund shares purchased...............        --               --                    295,968        --
                                                    --------------      ------------      --------------   ------------
  Total Liabilities...............................         344,938        48,018,097             295,968        136,599
                                                    --------------      ------------      --------------   ------------
  Net Assets (variable annuity contract
   liabilities)...................................  $1,049,393,764      $771,042,065      $1,972,676,825   $267,224,417
                                                    ==============      ============      ==============   ============

_____________________________________ SA-5 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                              SMALL          MIDCAP         GLOBAL
                           COMPANY FUND       FUND       LEADERS FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
ASSETS:
  Investments:
    Hartford Small
     Company HLS
     Fund, Inc. -
     Class IA
    Shares 333,162,712
    Cost $545,364,147
      Market Value.......  $562,075,813        --             --
    Hartford Small
     Company HLS
     Fund, Inc. -
     Class IB
    Shares 8,212,291
    Cost $15,473,835
      Market Value.......   13,820,580         --             --
    Hartford MidCap HLS
     Fund, Inc. -
     Class IA
    Shares 425,784,273
    Cost $855,584,119
      Market Value.......      --        $1,050,412,782       --
    Hartford MidCap HLS
     Fund, Inc. -
     Class IB
    Shares 14,081,692
    Cost $34,577,487
      Market Value.......      --            34,668,266       --
    Harford Global
     Leaders HLS Fund -
     Class IA
    Shares 202,396,080
    Cost $367,478,450
      Market Value.......      --              --        $356,081,698
    Harford Global
     Leaders HLS Fund -
     Class IB
    Shares 10,356,530
    Cost $19,287,874
      Market Value.......      --              --          18,193,782
    Harford High Yield
     HLS Fund - Class IA
    Shares 40,038,565
    Cost $40,809,532
      Market Value.......      --              --             --
    Harford High Yield
     HLS Fund - Class IB
    Shares 1,962,596
    Cost $1,960,236
      Market Value.......      --              --             --
    Hartford Growth and
     Income HLS Fund
     -Class IA
    Shares 184,562,542
    Cost $247,670,395
      Market Value.......      --              --             --
    Hartford Growth and
     Income HLS Fund
     -Class IB
    Shares 8,700,875
    Cost $12,343,742
      Market Value.......      --              --             --
    Mentor VIP Capital
     Growth HLS
     Fund, Inc.
    Shares 97,168
    Cost $1,226,212
      Market Value.......      --              --             --
    Mentor VIP Perpetual
     International HLS
     Fund, Inc.
    Shares 110,457
    Cost $1,522,898
      Market Value.......      --              --             --
    Mentor VIP Growth
     Fund, Inc.
    Shares 70,986
    Cost $793,577
      Market Value.......      --              --             --
    Mercury VI US Large
     Cap Fund - Class A
    Shares 154,145
    Cost $1,753,668
      Market Value.......      --              --             --
    Merrill Lynch Global
     Growth Focus Fund -
     Class A
    Shares 115,424
    Cost $1,641,810
      Market Value.......      --              --             --
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --              --             417,471
  Receivable from fund
   shares sold...........    4,437,310        2,088,661       --
                           ------------  --------------  ------------
  Total Assets...........  580,333,703    1,087,169,709   374,692,951
                           ------------  --------------  ------------

LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............    4,437,241        2,087,002       --
  Payable for fund shares
   purchased.............      --              --             417,077
                           ------------  --------------  ------------
  Total Liabilities......    4,437,241        2,087,002       417,077
                           ------------  --------------  ------------
  Net Assets (variable
   annuity contract
   liabilities)..........  $575,896,462  $1,085,082,707  $374,275,874
                           ============  ==============  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-6 _____________________________________

                                                      MENTOR VIP       MENTOR VIP                                   MERRILL LYNCH
                              HIGH       GORWTH AND     CAPITAL        PERPETUAL       MENTOR VIP   MERCURY VI US   GLOBAL GROWTH
                           YIELD FUND   INCOME FUND   GROWTH FUND  INTERNATIONAL FUND  GROWTH FUND  LARGE CAP FUND   FOCUS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                           -----------  ------------  -----------  ------------------  -----------  --------------  -------------
ASSETS:
  Investments:
    Hartford Small
     Company HLS
     Fund, Inc. -
     Class IA
    Shares 333,162,712
    Cost $545,364,147
      Market Value.......      --           --            --             --                --            --             --
    Hartford Small
     Company HLS
     Fund, Inc. -
     Class IB
    Shares 8,212,291
    Cost $15,473,835
      Market Value.......      --           --            --             --                --            --
    Hartford MidCap HLS
     Fund, Inc. -
     Class IA
    Shares 425,784,273
    Cost $855,584,119
      Market Value.......      --           --            --             --                --            --             --
    Hartford MidCap HLS
     Fund, Inc. -
     Class IB
    Shares 14,081,692
    Cost $34,577,487
      Market Value.......      --           --            --             --                --            --
    Harford Global
     Leaders HLS Fund -
     Class IA
    Shares 202,396,080
    Cost $367,478,450
      Market Value.......      --           --            --             --                --            --             --
    Harford Global
     Leaders HLS Fund -
     Class IB
    Shares 10,356,530
    Cost $19,287,874
      Market Value.......      --           --            --             --                --            --
    Harford High Yield
     HLS Fund - Class IA
    Shares 40,038,565
    Cost $40,809,532
      Market Value.......  $37,612,148      --            --             --                --            --             --
    Harford High Yield
     HLS Fund - Class IB
    Shares 1,962,596
    Cost $1,960,236
      Market Value.......   1,840,597       --            --             --                --            --             --
    Hartford Growth and
     Income HLS Fund
     -Class IA
    Shares 184,562,542
    Cost $247,670,395
      Market Value.......      --       $244,765,551      --             --                --            --             --
    Hartford Growth and
     Income HLS Fund
     -Class IB
    Shares 8,700,875
    Cost $12,343,742
      Market Value.......      --        11,510,178       --             --                --            --             --
    Mentor VIP Capital
     Growth HLS
     Fund, Inc.
    Shares 97,168
    Cost $1,226,212
      Market Value.......      --           --        $1,596,477         --                --            --             --
    Mentor VIP Perpetual
     International HLS
     Fund, Inc.
    Shares 110,457
    Cost $1,522,898
      Market Value.......      --           --            --           $1,737,486          --            --             --
    Mentor VIP Growth
     Fund, Inc.
    Shares 70,986
    Cost $793,577
      Market Value.......      --           --            --             --            $1,115,188        --             --
    Mercury VI US Large
     Cap Fund - Class A
    Shares 154,145
    Cost $1,753,668
      Market Value.......      --           --            --             --                --         $1,533,738        --
    Merrill Lynch Global
     Growth Focus Fund -
     Class A
    Shares 115,424
    Cost $1,641,810
      Market Value.......      --           --            --             --                --            --          $1,350,463
  Due from Hartford Life
   and Annuity Insurance
   Company...............     170,150       257,978       --             --                --              1,025        --
  Receivable from fund
   shares sold...........      --           --               166              180          --            --             --
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Total Assets...........  39,622,895   256,533,707    1,596,643        1,737,666       1,115,188      1,534,763      1,350,463
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------

LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............      --           --               189              287             135        --                 146
  Payable for fund shares
   purchased.............     169,955       257,233       --             --                --              1,029        --
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Total Liabilities......     169,955       257,233          189              287             135          1,029            146
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Net Assets (variable
   annuity contract
   liabilities)..........  $39,452,940  $256,276,474  $1,596,454       $1,737,379      $1,115,053     $1,533,734     $1,350,317
                           ===========  ============  ==========       ==========      ==========     ==========     ==========

_____________________________________ SA-7 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                                                                                      EVERGREEN VA
                                                    GLOBAL HEALTH  GLOBAL TECHNOLOGY   FOUNDATION
                                                        FUND             FUND         GROWTH FUND
                                                     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                    -------------  -----------------  ------------
ASSETS:
  Investments:
    Hartford Global Health HLS Fund -- Class IA
    Shares 51,890,836
    Cost $67,405,800
      Market Value................................   $74,836,444         --              --
    Hartford Global Health HLS Fund -- Class IB
    Shares 5,043,195
    Cost $6,797,716
      Market Value................................     7,267,405         --              --
    Hartford Global Technology HLS Fund --
     Class IA
    Shares 59,161,555
    Cost $56,289,812
      Market Value................................       --           $37,688,336        --
    Hartford Global Technology HLS Fund --
     Class IB
    Shares 7,754,537
    Cost $6,613,148
      Market Value................................       --             4,933,987        --
    Evergreen VA Foundation Growth Fund
    Shares 1,946
    Cost $27,844
      Market Value................................       --              --             $28,408
    Evergreen VA Omega Fund
    Shares 12,984
    Cost $229,301
      Market Value................................       --              --              --
    Evergreen VA Special Equity Fund
    Shares 1,584
    Cost $16,000
      Market Value................................       --              --              --
    International Portfolio
    Shares 120,587
    Cost $968,362
      Market Value................................       --              --              --
    Large Cap Growth Portfolio
    Shares 93,184
    Cost $881,566
      Market Value................................       --              --              --
    Technology Portfolio
    Shares 150,708
    Cost $1,300,182
      Market Value................................       --              --              --
  Due from Hartford Life and Annuity Insurance
   Company .......................................       442,152          480,698        --
  Receivable from fund shares sold ...............       --              --              --
                                                     -----------      -----------       -------
  Total Assets ...................................    82,546,001       43,103,021        28,408
                                                     -----------      -----------       -------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company .......................................       --              --                  11
  Payable for fund shares purchased...............       442,102          480,890        --
                                                     -----------      -----------       -------
  Total Liabilities...............................       442,102          480,890            11
                                                     -----------      -----------       -------
  Net Assets (variable annuity contract
   liabilities) ..................................   $82,103,899      $42,622,131       $28,397
                                                     ===========      ===========       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-8 _____________________________________

                                                                                                                 FIRST AMERICAN
                                                    EVERGREEN VA     EVERGREEN VA          FIRST AMERICAN          LARGE CAP
                                                     OMEGA FUND   SPECIAL EQUITY FUND  INTERNATIONAL PORTFOLIO  GROWTH PORTFOLIO
                                                    SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
                                                    ------------  -------------------  -----------------------  ----------------
ASSETS:
  Investments:
    Hartford Global Health HLS Fund -- Class IA
    Shares 51,890,836
    Cost $67,405,800
      Market Value................................      --             --                    --                      --
    Hartford Global Health HLS Fund -- Class IB
    Shares 5,043,195
    Cost $6,797,716
      Market Value................................      --             --                    --                      --
    Hartford Global Technology HLS Fund --
     Class IA
    Shares 59,161,555
    Cost $56,289,812
      Market Value................................      --             --                    --                      --
    Hartford Global Technology HLS Fund --
     Class IB
    Shares 7,754,537
    Cost $6,613,148
      Market Value................................      --             --                    --                      --
    Evergreen VA Foundation Growth Fund
    Shares 1,946
    Cost $27,844
      Market Value................................      --             --                    --                      --
    Evergreen VA Omega Fund
    Shares 12,984
    Cost $229,301
      Market Value................................    $220,340         --                    --                      --
    Evergreen VA Special Equity Fund
    Shares 1,584
    Cost $16,000
      Market Value................................      --              $16,808              --                      --
    International Portfolio
    Shares 120,587
    Cost $968,362
      Market Value................................      --             --                     $975,546               --
    Large Cap Growth Portfolio
    Shares 93,184
    Cost $881,566
      Market Value................................      --             --                    --                     $771,567
    Technology Portfolio
    Shares 150,708
    Cost $1,300,182
      Market Value................................      --             --                    --                      --
  Due from Hartford Life and Annuity Insurance
   Company .......................................      --             --                        7,580               --
  Receivable from fund shares sold ...............      --             --                    --                      --
                                                      --------          -------               --------              --------
  Total Assets ...................................     220,340           16,808                983,126               771,567
                                                      --------          -------               --------              --------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company .......................................          27                4              --                           81
  Payable for fund shares purchased...............      --             --                        7,581               --
                                                      --------          -------               --------              --------
  Total Liabilities...............................          27                4                  7,581                    81
                                                      --------          -------               --------              --------
  Net Assets (variable annuity contract
   liabilities) ..................................    $220,313          $16,804               $975,545              $771,486
                                                      ========          =======               ========              ========


                                                       FIRST AMERICAN
                                                    TECHNOLOGY PORTFOLIO
                                                        SUB-ACCOUNT
                                                    --------------------
ASSETS:
  Investments:
    Hartford Global Health HLS Fund -- Class IA
    Shares 51,890,836
    Cost $67,405,800
      Market Value................................        --
    Hartford Global Health HLS Fund -- Class IB
    Shares 5,043,195
    Cost $6,797,716
      Market Value................................        --
    Hartford Global Technology HLS Fund --
     Class IA
    Shares 59,161,555
    Cost $56,289,812
      Market Value................................        --
    Hartford Global Technology HLS Fund --
     Class IB
    Shares 7,754,537
    Cost $6,613,148
      Market Value................................        --
    Evergreen VA Foundation Growth Fund
    Shares 1,946
    Cost $27,844
      Market Value................................        --
    Evergreen VA Omega Fund
    Shares 12,984
    Cost $229,301
      Market Value................................        --
    Evergreen VA Special Equity Fund
    Shares 1,584
    Cost $16,000
      Market Value................................        --
    International Portfolio
    Shares 120,587
    Cost $968,362
      Market Value................................        --
    Large Cap Growth Portfolio
    Shares 93,184
    Cost $881,566
      Market Value................................        --
    Technology Portfolio
    Shares 150,708
    Cost $1,300,182
      Market Value................................        $872,599
  Due from Hartford Life and Annuity Insurance
   Company .......................................           4,185
  Receivable from fund shares sold ...............        --
                                                          --------
  Total Assets ...................................         876,784
                                                          --------
LIABILITIES:
  Due to Hartford Life and Annuity Insurance
   Company .......................................        --
  Payable for fund shares purchased...............           4,181
                                                          --------
  Total Liabilities...............................           4,181
                                                          --------
  Net Assets (variable annuity contract
   liabilities) ..................................        $872,603
                                                          ========

_____________________________________ SA-9 _____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                                         UNITS
                                       OWNED BY       UNIT        CONTRACT
                                     PARTICIPANTS     PRICE       LIABILITY
                                     -------------  ---------  ---------------
DEFERRED ANNUITY CONTRACTS IN THE
 ACCUMULATION PERIOD:
  Bond Fund .8%....................        736,784  $1.119183  $       824,596
  Bond Fund .95%...................          5,321   1.117162            5,945
  Bond Fund 1.25%..................    184,934,291   2.416104      446,820,480
  Bond Fund 1.4%...................      2,827,212   2.410093        6,813,845
  Bond Fund 1.5%...................     11,117,409   1.097630       12,202,801
  Bond Fund 1.65%..................        174,735   1.095576          191,436
  Bond Fund 1.45%..................      3,843,856   1.090698        4,192,487
  Bond Fund 1.45%..................      1,087,120   1.090698        1,185,720
  Bond Fund 1.6%...................        373,337   1.089351          406,695
  Bond Fund 1.6%...................         27,492   1.089351           29,948
  Stock Fund .8%...................     16,184,240   1.048346       16,966,684
  Stock Fund .95%..................      1,010,958   1.046429        1,057,896
  Stock Fund 1.25%.................    655,469,373   6.587240    4,317,734,076
  Stock Fund 1.4%..................     14,517,213   6.570867       95,390,676
  Stock Fund 1.5%..................     74,914,733   1.120279       83,925,402
  Stock Fund 1.65%.................      3,132,015   1.118180        3,502,156
  Stock Fund 1.45%.................     32,806,028   0.965236       31,665,559
  Stock Fund 1.45%.................      6,669,460   0.965236        6,437,603
  Stock Fund 1.6%..................      6,389,796   0.964062        6,160,160
  Stock Fund 1.6%..................      1,035,885   0.964062          998,657
  Money Market Fund .8%............        300,383   1.062762          319,235
  Money Market Fund .95%...........          4,369   1.060835            4,635
  Money Market Fund 1.25%..........    180,014,438   1.862550      335,285,891
  Money Market Fund 1.4%...........      2,939,538   1.857923        5,461,435
  Money Market Fund 1.5%...........    102,667,629   1.097984      112,727,414
  Money Market Fund 1.65%..........      1,750,967   1.095939        1,918,953
  Money Market Fund 1.45%..........     15,510,618   1.036775       16,081,021
  Money Market Fund 1.45%..........      2,114,039   1.036775        2,191,783
  Money Market Fund 1.6%...........      1,424,960   1.035502        1,475,549
  Money Market Fund 1.6%...........        392,043   1.035502          405,962
  Advisers Fund .8%................     16,319,099   1.067236       17,416,330
  Advisers Fund .95%...............        759,852   1.065301          809,471
  Advisers Fund 1.25%..............  1,358,394,651   4.708024    6,395,354,621
  Advisers Fund 1.4%...............     16,402,486   4.696316       77,031,256
  Advisers Fund 1.5%...............    117,491,697   1.102794      129,569,138
  Advisers Fund 1.65%..............      2,698,970   1.100730        2,970,837
  Advisers Fund 1.45%..............     33,702,869   1.007339       33,950,214
  Advisers Fund 1.45%..............      7,992,616   1.007339        8,051,274
  Advisers Fund 1.6%...............      5,808,116   1.006094        5,843,511
  Advisers Fund 1.6%...............      2,588,860   1.006094        2,604,636
  Capital Appreciation Fund .8%....     10,935,977   1.388674       15,186,507
  Capital Appreciation Fund .95%...        574,615   1.386155          796,505
  Capital Appreciation Fund
   1.25%...........................    573,418,830   8.387961    4,809,814,784
  Capital Appreciation Fund 1.4%...      7,125,247   8.367132       59,617,881
  Capital Appreciation Fund 1.5%...     56,467,154   1.488484       84,050,455
  Capital Appreciation Fund
   1.65%...........................      2,516,576   1.485710        3,738,903

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-10 ____________________________________

                                         UNITS
                                       OWNED BY       UNIT        CONTRACT
                                     PARTICIPANTS     PRICE       LIABILITY
                                     -------------  ---------  ---------------
  Capital Appreciation Fund
   1.45%...........................     36,229,247  $0.952312  $    34,501,546
  Capital Appreciation Fund
   1.45%...........................      7,571,485   0.952312        7,210,416
  Capital Appreciation Fund 1.6%...      8,752,961   0.951145        8,325,335
  Capital Appreciation Fund 1.6%...      1,370,458   0.951145        1,303,505
  Mortgage Securities Fund .8%.....         20,720   1.101761           22,828
  Mortgage Securities Fund 1.25%...     43,650,929   2.414213      105,382,643
  Mortgage Securities Fund 1.4%....        605,872   2.408219        1,459,073
  Mortgage Securities Fund 1.5%....      5,286,309   1.110776        5,871,906
  Mortgage Securities Fund 1.65%...         78,362   1.108703           86,880
  Mortgage Securities Fund 1.45%...        511,156   1.082101          553,122
  Mortgage Securities Fund 1.45%...         98,475   1.082101          106,559
  Mortgage Securities Fund 1.6%....         21,905   1.080770           23,674
  Mortgage Securities Fund 1.6%....          2,464   1.080770            2,663
  Index Fund .8%...................      1,594,206   1.027664        1,638,308
  Index Fund .95%..................         88,195   1.025805           90,471
  Index Fund 1.25%.................    194,773,597   5.011763      976,159,107
  Index Fund 1.4%..................      3,551,635   4.999284       17,755,634
  Index Fund 1.58%.................     35,294,968   1.105808       39,029,458
  Index Fund 1.65%.................        824,813   1.103756          910,393
  Index Fund 1.45%.................      8,498,454   0.941700        8,002,994
  Index Fund 1.45%.................      1,008,869   0.941700          950,052
  Index Fund 1.6%..................      1,198,403   0.940541        1,127,147
  Index Fund 1.6%..................        164,720   0.940541          154,925
  International Opportunities Fund
   .8%.............................      2,120,383   0.987109        2,093,050
  International Opportunities Fund
   .95%............................         53,126   0.985321           52,346
  International Opportunities Fund
   1.25%...........................    399,368,044   1.855796      741,145,619
  International Opportunities Fund
   1.4%............................      4,366,240   1.851185        8,082,718
  International Opportunities Fund
   1.5%............................      9,259,227   1.039946        9,629,096
  International Opportunities Fund
   1.65%...........................        671,323   1.038023          696,849
  International Opportunities Fund
   1.45%...........................      6,533,413   0.790523        5,164,814
  International Opportunities Fund
   1.45%...........................        953,475   0.790523          753,744
  International Opportunities Fund
   1.6%............................        994,725   0.789546          785,381
  International Opportunities Fund
   1.6%............................        360,776   0.789546          284,848
  Dividend and Growth Fund .8%.....      3,374,538   1.171538        3,953,399
  Dividend and Growth Fund .95%....         97,701   1.169403          114,251
  Dividend and Growth Fund 1.25%...    678,899,436   2.816032    1,911,802,538
  Dividend and Growth Fund 1.4%....      5,687,332   2.809008       15,975,762
  Dividend and Growth Fund 1.50%...     20,320,656   1.143356       23,233,744
  Dividend and Growth Fund 1.65%...        763,794   1.141217          871,655
  Dividend and Growth Fund 1.45%...      6,273,194   1.193030        7,484,109
  Dividend and Growth Fund 1.45%...      1,321,945   1.193030        1,577,120
  Dividend and Growth Fund 1.6%....      1,618,695   1.191565        1,928,780
  Dividend and Growth Fund 1.6%....        187,468   1.191565          223,381
  International Advisers Fund
   .8%.............................        860,778   1.039470          894,753
  International Advisers Fund
   .95%............................        130,775   1.037581          135,689
  International Advisers Fund
   1.25%...........................    152,813,759   1.655804      253,029,634
  International Advisers Fund
   1.4%............................      2,288,205   1.651681        3,779,385

_____________________________________ SA-11 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                                         UNITS
                                       OWNED BY       UNIT        CONTRACT
                                     PARTICIPANTS     PRICE       LIABILITY
                                     -------------  ---------  ---------------
  International Advisers Fund
   1.5%............................      4,929,601  $1.083950  $     5,343,441
  International Advisers Fund
   1.65%...........................        292,965   1.081938          316,970
  International Advisers Fund
   1.45%...........................      2,630,609   0.898079        2,362,495
  International Advisers Fund
   1.45%...........................        206,235   0.898079          185,215
  International Advisers Fund
   1.6%............................        651,823   0.896978          584,671
  International Advisers Fund
   1.6%............................         26,396   0.896978           23,676
  Small Company Fund .8%...........      1,903,598   1.176337        2,239,272
  Small Company Fund .95%..........         30,597   1.174196           35,927
  Small Company Fund 1.25%.........    269,722,837   1.931042      520,846,129
  Small Company Fund 1.4%..........      6,959,869   1.926246       13,406,419
  Small Company Fund 1.5%..........     16,289,565   1.363512       22,211,017
  Small Company Fund 1.65%.........        651,440   1.360977          886,594
  Small Company Fund 1.45%.........     14,344,123   0.716468       10,277,105
  Small Company Fund 1.45%.........      2,567,509   0.716468        1,839,538
  Small Company Fund 1.6%..........      2,037,220   0.715580        1,457,794
  Small Company Fund 1.6%..........        344,043   0.715580          246,190
  MidCap Fund .8%..................      5,089,675   1.608244        8,185,439
  MidCap Fund .95%.................        286,497   1.605332          459,923
  MidCap Fund 1.25%................    377,346,868   2.546060      960,747,766
  MidCap Fund 1.4%.................     11,573,880   2.539716       29,394,367
  MidCap Fund 1.5%.................     24,723,147   1.878769       46,449,083
  MidCap Fund 1.65%................      1,266,161   1.875287        2,374,415
  MidCap Fund 1.45%................     21,956,002   1.020164       22,398,723
  MidCap Fund 1.45%................      5,862,951   1.020164        5,981,172
  MidCap Fund 1.6%.................      5,157,931   1.018922        5,255,530
  MidCap Fund 1.6%.................      1,013,588   1.018922        1,032,768
  Global Leaders Fund .8%..........      5,436,024   1.192925        6,484,769
  Global Leaders Fund .95%.........        398,032   1.190772          473,965
  Global Leaders Fund 1.25%........    174,668,750   1.792022      313,010,241
  Global Leaders Fund 1.4%.........      7,681,593   1.787557       13,731,285
  Global Leaders Fund 1.5%.........     11,268,255   1.781908       20,078,994
  Global Leaders Fund 1.65%........        730,582   1.778597        1,299,411
  Global Leaders Fund 1.45%........     15,816,232   0.821971       13,000,484
  Global Leaders Fund 1.45%........      3,602,955   0.821971        2,961,525
  Global Leaders Fund 1.6%.........      2,338,219   0.820958        1,919,580
  Global Leaders Fund 1.6%.........        380,325   0.820958          312,232
  High Yield Fund .8%..............        186,086   1.022383          190,251
  High Yield Fund .95%.............         34,843   1.020522           35,558
  High Yield Fund 1.25%............     29,643,549   1.067758       31,652,136
  High Yield Fund 1.4%.............      2,132,075   1.065093        2,270,859
  High Yield Fund 1.5%.............      2,684,246   1.061776        2,850,068
  High Yield Fund 1.65%............        378,962   1.059784          401,618
  High Yield Fund 1.45%............      1,406,866   1.007696        1,417,693
  High Yield Fund 1.45%............        262,791   1.007696          264,813
  High Yield Fund 1.6%.............        150,760   1.006461          151,734
  High Yield Fund 1.6%.............          6,311   1.006461            6,353
  Growth and Income Fund .8%.......      5,087,801   1.084574        5,518,096

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-12 ____________________________________

                                         UNITS
                                       OWNED BY       UNIT        CONTRACT
                                     PARTICIPANTS     PRICE       LIABILITY
                                     -------------  ---------  ---------------
  Growth and Income Fund .95%......        411,826  $1.082597  $       445,842
  Growth and Income Fund 1.25%.....    156,472,654   1.324971      207,321,731
  Growth and Income Fund 1.4%......      8,837,940   1.321665       11,680,796
  Growth and Income Fund 1.5%......     14,794,180   1.216259       17,993,555
  Growth and Income Fund 1.65%.....        870,916   1.213986        1,057,280
  Growth and Income Fund 1.45%.....      9,004,394   0.963622        8,676,832
  Growth and Income Fund 1.45%.....      1,506,938   0.963622        1,452,118
  Growth and Income Fund 1.6%......      1,182,317   0.962439        1,137,908
  Growth and Income Fund 1.6%......        252,846   0.962439          243,349
  Mentor VIP Capital Growth Fund
   1.25%...........................      1,130,471   1.314418        1,485,912
  Mentor VIP Capital Growth Fund
   1.4%............................          8,587   1.311158           11,259
  Mentor VIP Capital Growth Fund
   1.45%...........................         75,244   1.319479           99,283
  Mentor VIP Perpetual
   International Fund 1.25%........      1,240,360   1.316303        1,632,689
  Mentor VIP Perpetual
   International Fund 1.4%.........          8,183   1.313034           10,745
  Mentor VIP Perpetual
   International Fund 1.45%........         76,502   0.819218           62,672
  Mentor VIP Perpetual
   International Fund 1.6%.........         38,222   0.818202           31,273
  Mentor VIP Growth Fund 1.25%.....        872,273   1.214916        1,059,738
  Mentor VIP Growth Fund 1.4%......         19,574   1.211899           23,722
  Mentor VIP Growth Fund 1.45%.....         33,105   0.881575           29,184
  Mercury V.I. U.S. Large Cap Fund
   1.25%...........................      1,388,708   0.917478        1,274,109
  Mercury V.I. U.S. Large Cap Fund
   1.4%............................        283,471   0.915877          259,625
  Merrill Lynch Global Growth Focus
   Fund 1.25%......................        963,316   1.048600        1,010,133
  Merrill Lynch Global Growth Focus
   Fund 1.4%.......................        324,986   1.046764          340,184
  Global Health Fund .8%...........        574,713   1.473900          847,070
  Global Health Fund .95%..........         12,487   1.472422           18,386
  Global Health Fund 1.25%.........     45,573,827   1.469499       66,970,694
  Global Health Fund 1.4%..........      2,126,679   1.468030        3,122,029
  Global Health Fund 1.5%..........      2,449,614   1.467046        3,593,696
  Global Health Fund 1.65%.........         72,044   1.465597          105,587
  Global Health Fund 1.45%.........      2,615,736   1.465803        3,834,153
  Global Health Fund 1.45%.........      1,409,282   1.465803        2,065,730
  Global Health Fund 1.6%..........        652,618   1.464335          955,651
  Global Health Fund 1.6%..........        281,276   1.464335          411,882
  Global Technology Fund .8%.......        529,325   0.622944          329,740
  Global Technology Fund .95%......          9,809   0.622322            6,105
  Global Technology Fund 1.25%.....     53,985,387   0.621071       33,528,757
  Global Technology Fund 1.4%......      2,602,776   0.620454        1,614,902
  Global Technology Fund 1.5%......      3,229,101   0.620040        2,002,172
  Global Technology Fund 1.65%.....        201,689   0.619421          124,931
  Global Technology Fund 1.45%.....      4,338,919   0.619512        2,688,013
  Global Technology Fund 1.45%.....      2,230,754   0.619512        1,381,979
  Global Technology Fund 1.6%......      1,002,535   0.618885          620,454
  Global Technology Fund 1.6%......        393,501   0.618885          243,531
  Evergreen VA Foundation Growth
   Fund 1.45%......................         29,667   0.957173           28,397
  Evergreen VA Omega Fund 1.45%....        239,136   0.684644          163,723
  Evergreen VA Omega Fund 1.6%.....         82,758   0.683799           56,590
  Evergreen VA Special Equity Fund
   1.45%...........................         21,561   0.779349           16,804

_____________________________________ SA-13 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000

                                         UNITS
                                       OWNED BY       UNIT        CONTRACT
                                     PARTICIPANTS     PRICE       LIABILITY
                                     -------------  ---------  ---------------
  First American International
   Portfolio 1.25%.................      1,016,236  $0.802276  $       815,301
  First American International
   Portfolio 1.4%..................        192,895   0.801477          154,601
  First American Large Cap Growth
   Portfolio 1.25%.................        916,310   0.803450          736,210
  First American Large Cap Growth
   Portfolio 1.4%..................         40,369   0.802656           32,402
  First American Technology
   Portfolio 1.25%.................      1,380,078   0.540161          745,465
  First American Technology
   Portfolio 1.4%..................        231,569   0.539619          124,959
                                                               ---------------
  SUB-TOTAL........................                             23,830,805,481
                                                               ---------------
ANNUITY CONTRACTS IN THE ANNUITY
 PERIOD:
  Bond Fund 1.25%..................        733,682   2.416104        1,772,652
  Stock Fund 1.25%.................      3,134,582   6.587240       20,648,245
  Stock Fund .8%...................         33,325   1.046429           34,936
  Money Market Fund .4%............      1,153,145   1.862550        2,147,790
  Advisers Fund 1.25%..............      4,756,805   4.708024       22,395,153
  Advisers Fund .8%................         35,037   1.067236           37,393
  Advisers Fund 1.45%..............         59,303   1.007339           59,738
  Capital Appreciation Fund
   1.25%...........................      1,676,891   8.387961       14,065,699
  Capital Appreciation Fund .8%....         28,092   1.388674           39,011
  Mortgage Securities Fund 1.25%...        253,679   2.414213          612,435
  Index Fund 1.25%.................        713,377   5.011763        3,575,275
  International Opportunities Fund
   1.25%...........................      1,268,243   1.855796        2,353,600
  Dividend and Growth Fund 1.25%...      1,942,694   2.816032        5,470,687
  Dividend and Growth Fund .8%.....         35,338   1.171538           41,399
  International Advisers Fund
   1.25%...........................        343,330   1.655804          568,488
  Small Company Fund 1.25%.........      1,268,992   1.931042        2,450,477
  MidCap Fund 1.25%................      1,101,121   2.546060        2,803,521
  Global Leaders Fund 1.25%........        540,677   1.792022          968,904
  Global Leaders Fund .8%..........         28,907   1.192925           34,484
  High Yield Fund 1.25%............        198,412   1.067758          211,857
  Growth and Income Fund 1.25%.....        565,271   1.324971          748,967
  Global Health Fund 1.25%.........        121,825   1.469499          179,021
  Global Technology Fund 1.25%.....        131,301   0.621071           81,547
  Mentor VIP Capital Growth Fund
   1.25%...........................          1,983   1.214916            2,409
  International Portfolio 1.25%....          7,034   0.802276            5,643
  Large Cap Growth Portfolio
   1.25%...........................          3,577   0.803450            2,874
  Technology Portfolio 1.25%.......          4,035   0.540161            2,179
                                                               ---------------
  SUB-TOTAL........................                                 81,314,384
                                                               ---------------
GRAND TOTAL........................                            $23,912,119,865
                                                               ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-14 ____________________________________

                      [This page intentionally left blank]

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       MONEY MARKET
                            BOND FUND    STOCK FUND        FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------  -------------  ------------
INVESTMENT INCOME:
  Dividends..............  $ 2,022,355  $  31,430,620  $26,271,612
EXPENSES:
  Mortality and expense
   undertakings..........   (5,615,892)   (59,686,227)  (5,765,313)
                           -----------  -------------  -----------
    Net investment (loss)
     income..............   (3,593,537)   (28,255,607)  20,506,299
                           -----------  -------------  -----------
CAPITAL GAINS INCOME
 (LOSS)..................      --         525,864,668      (13,084)
                           -----------  -------------  -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      128,428     (1,718,314)     --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   48,761,767   (898,819,834)     --
                           -----------  -------------  -----------
    Net gain (loss) on
     investments.........   48,890,195   (900,538,148)     --
                           -----------  -------------  -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $45,296,658  $(402,929,087) $20,493,215
                           ===========  =============  ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-16 ____________________________________

                                               CAPITAL          MORTGAGE                        INTERNATIONAL      DIVIDEND AND
                           ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND    INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                            SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                           -------------  -----------------  ---------------  --------------  ------------------  --------------
INVESTMENT INCOME:
  Dividends..............  $  55,264,108    $  32,604,784      $   781,550    $   8,555,350     $  12,787,682      $ 30,751,380
EXPENSES:
  Mortality and expense
   undertakings..........    (86,215,645)     (60,716,464)      (1,417,932)     (14,145,599)      (11,078,370)      (23,323,815)
                           -------------    -------------      -----------    -------------     -------------      ------------
    Net investment (loss)
     income..............    (30,951,537)     (28,111,680)        (636,382)      (5,590,249)        1,709,312         7,427,565
                           -------------    -------------      -----------    -------------     -------------      ------------
CAPITAL GAINS INCOME
 (LOSS)..................    599,400,031      660,408,741         --             10,865,879       100,265,002       174,609,262
                           -------------    -------------      -----------    -------------     -------------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (354,380)      (1,784,633)        (408,797)        (457,665)        7,760,737         2,007,059
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (706,106,487)    (139,905,164)      10,499,940     (128,177,440)     (268,560,736)      (16,408,115)
                           -------------    -------------      -----------    -------------     -------------      ------------
    Net gain (loss) on
     investments.........   (706,460,867)    (141,689,797)      10,091,143     (128,635,105)     (260,799,999)      (14,401,056)
                           -------------    -------------      -----------    -------------     -------------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(138,012,373)   $ 490,607,264      $ 9,454,761    $(123,359,475)    $(158,825,685)     $167,635,771
                           =============    =============      ===========    =============     =============      ============

                           INTERNATIONAL
                           ADVISERS FUND
                            SUB-ACCOUNT
                           -------------
INVESTMENT INCOME:
  Dividends..............  $ 15,624,725
EXPENSES:
  Mortality and expense
   undertakings..........    (3,490,695)
                           ------------
    Net investment (loss)
     income..............    12,134,030
                           ------------
CAPITAL GAINS INCOME
 (LOSS)..................    18,555,131
                           ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (416,945)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (52,801,465)
                           ------------
    Net gain (loss) on
     investments.........   (53,218,410)
                           ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....  $(22,529,249)
                           ============

_____________________________________ SA-17 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2000

                               SMALL         MIDCAP        GLOBAL
                           COMPANY FUND       FUND      LEADERS FUND
                            SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -------------  ------------  ------------
INVESTMENT INCOME:
  Dividends..............  $    --        $    --       $  1,812,142
EXPENSES:
  Mortality and expense
   undertakings..........     (7,640,449)  (10,010,224)   (3,727,753)
                           -------------  ------------  ------------
    Net investment (loss)
     income..............     (7,640,449)  (10,010,224)   (1,915,611)
                           -------------  ------------  ------------
CAPITAL GAINS INCOME.....     73,300,228    33,566,247     1,740,008
                           -------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss)
   gain on security
   transactions..........       (984,819)   (1,157,431)     (175,953)
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................   (168,478,905)   98,418,503   (35,871,574)
                           -------------  ------------  ------------
    Net (loss) gain on
     investments.........   (169,463,724)   97,261,072   (36,047,527)
                           -------------  ------------  ------------
    Net (decrease)
     increase in net
     assets resulting
     from operations.....  $(103,803,945) $120,817,095  $(36,223,130)
                           =============  ============  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-18 ____________________________________

                                                      MENTOR VIP       MENTOR VIP                                      MERRILL LYNCH
                              HIGH       GROWTH AND     CAPITAL        PERPETUAL       MENTOR VIP   MERCURY V.I. U.S.  GLOBAL GROWTH
                           YIELD FUND   INCOME FUND   GROWTH FUND  INTERNATIONAL FUND  GROWTH FUND   LARGE CAP FUND     FOCUS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                           -----------  ------------  -----------  ------------------  -----------  -----------------  -------------
INVESTMENT INCOME:
  Dividends..............  $ 2,926,466  $    922,516   $    759        $--              $ --            $     482        $   5,065
EXPENSES:
  Mortality and expense
   undertakings..........     (394,112)   (2,707,375)   (19,475)         (25,310)        (13,093)         (10,327)         (10,125)
                           -----------  ------------   --------        ---------        --------        ---------        ---------
    Net investment (loss)
     income..............    2,532,354    (1,784,859)   (18,716)         (25,310)        (13,093)          (9,845)          (5,060)
                           -----------  ------------   --------        ---------        --------        ---------        ---------
CAPITAL GAINS INCOME.....      --          3,431,755     48,657          173,572          --               23,276           83,430
                           -----------  ------------   --------        ---------        --------        ---------        ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized (loss)
   gain on security
   transactions..........       (4,149)      (31,418)    44,672          (31,042)          9,953             (658)          (1,161)
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................   (2,471,801)  (18,778,174)   160,881         (407,219)        106,630         (220,306)        (295,297)
                           -----------  ------------   --------        ---------        --------        ---------        ---------
    Net (loss) gain on
     investments.........   (2,475,950)  (18,809,592)   205,553         (438,261)        116,583         (220,964)        (296,458)
                           -----------  ------------   --------        ---------        --------        ---------        ---------
    Net (decrease)
     increase in net
     assets resulting
     from operations.....  $    56,404  $(17,162,696)  $235,494        $(289,999)       $103,490        $(207,533)       $(218,088)
                           ===========  ============   ========        =========        ========        =========        =========

_____________________________________ SA-19 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2000

                           GLOBAL HEALTH  GLOBAL TECHNOLOGY
                               FUND             FUND
                           SUB-ACCOUNT*     SUB-ACCOUNT*
                           -------------  -----------------
INVESTMENT INCOME:
  Dividends..............   $  167,597      $   --
EXPENSES:
  Mortality and expense
   undertakings..........     (275,815)         (239,650)
                            ----------      ------------
    Net investment
     loss................     (108,218)         (239,650)
                            ----------      ------------
CAPITAL GAINS INCOME.....    1,939,035          --
                            ----------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........       12,659          (131,124)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    7,900,333       (20,280,637)
                            ----------      ------------
    Net gain (loss) on
     investments.........    7,912,992       (20,411,761)
                            ----------      ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $9,743,809      $(20,651,411)
                            ==========      ============

  *  From inception, May 1, 2000 to December 31, 2000.
 **  From inception, March 6, 2000 to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-20 ____________________________________

                           EVERGREEN VA                                                                 FIRST AMERICAN
                            FOUNDATION    EVERGREEN VA      EVERGREEN VA          FIRST AMERICAN          LARGE CAP
                            GROWTH FUND    OMEGA FUND    SPECIAL EQUITY FUND  INTERNATIONAL PORTFOLIO  GROWTH PORTFOLIO
                           SUB-ACCOUNT**  SUB-ACCOUNT**     SUB-ACCOUNT**          SUB-ACCOUNT*          SUB-ACCOUNT*
                           -------------  -------------  -------------------  -----------------------  ----------------
INVESTMENT INCOME:
  Dividends..............     -$-            $    88         -- $                   --$                   $ --
EXPENSES:
  Mortality and expense
   undertakings..........       (11)            (210)             (4)                 (2,754)                (2,184)
                               ----          -------            ----                  ------              ---------
    Net investment
     loss................       (11)            (122)             (4)                 (2,754)                (2,184)
                               ----          -------            ----                  ------              ---------
CAPITAL GAINS INCOME.....     --              --             --                     --                      --
                               ----          -------            ----                  ------              ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........     --                 (63)        --                           62                    (19)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       564           (8,961)            808                   7,184               (109,999)
                               ----          -------            ----                  ------              ---------
    Net gain (loss) on
     investments.........       564           (9,024)            808                   7,246               (110,018)
                               ----          -------            ----                  ------              ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $553          $(9,146)           $804                  $4,492              $(112,202)
                               ====          =======            ====                  ======              =========


                              FIRST AMERICAN
                           TECHNOLOGY PORTFOLIO
                               SUB-ACCOUNT*
                           --------------------
INVESTMENT INCOME:
  Dividends..............       $--
EXPENSES:
  Mortality and expense
   undertakings..........          (3,107)
                                ---------
    Net investment
     loss................          (3,107)
                                ---------
CAPITAL GAINS INCOME.....        --
                                ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions .........             (69)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (427,583)
                                ---------
    Net gain (loss) on
     investments.........        (427,652)
                                ---------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....       $(430,759)
                                =========

  *  From inception, May 1, 2000 to December 31, 2000.
 **  From inception, March 6, 2000 to December 31, 2000.

_____________________________________ SA-21 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                         MONEY MARKET
                            BOND FUND      STOCK FUND        FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
OPERATIONS:
  Net investment (loss)
   income................  $ (3,593,537) $  (28,255,607) $ 20,506,299
  Capital gains income
   (loss)................       --          525,864,668       (13,084)
  Net realized gain
   (loss) on security
   transactions..........       128,428      (1,718,314)      --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    48,761,767    (898,819,834)      --
                           ------------  --------------  ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    45,296,658    (402,929,087)   20,493,215
                           ------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    24,865,007     351,481,795   135,743,647
  Net transfers..........    (4,047,902)    230,172,125   (68,105,485)
  Surrenders for benefit
   payments and fees.....   (38,707,801)   (307,434,892) (157,340,023)
  Net annuity
   transactions..........       (65,687)      2,417,826    (1,217,664)
                           ------------  --------------  ------------
  Net (decrease) increase
   in net assets
   resulting from unit
   transactions..........   (17,956,383)    276,636,854   (90,919,525)
                           ------------  --------------  ------------
  Net increase (decrease)
   in net assets.........    27,340,275    (126,292,233)  (70,426,310)
NET ASSETS:
  Beginning of period....   447,106,330   4,710,814,283   548,445,978
                           ------------  --------------  ------------
  End of period..........  $474,446,605  $4,584,522,050  $478,019,668
                           ============  ==============  ============

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                                                         MONEY MARKET
                            BOND FUND      STOCK FUND        FUND
                           SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           ------------  --------------  ------------
OPERATIONS:
  Net investment income
   (loss)................  $ 19,074,823  $  (17,883,154) $ 15,704,443
  Capital gains income...     2,910,226     297,745,384         8,648
  Net realized gain
   (loss) on security
   transactions..........        58,228         170,224       --
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................   (36,187,007)    402,196,558       --
                           ------------  --------------  ------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............   (14,143,730)    682,229,012    15,713,091
                           ------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    40,898,140     423,849,947   121,514,425
  Net transfers..........    40,556,582     426,490,471   199,660,729
  Surrenders for benefit
   payments and fees.....   (31,895,263)   (201,860,525) (136,368,048)
  Net annuity
   transactions..........       434,093       7,775,030     2,186,026
                           ------------  --------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    49,993,552     656,254,923   186,993,132
                           ------------  --------------  ------------
  Net increase in net
   assets................    35,849,822   1,338,483,935   202,706,223
NET ASSETS:
  Beginning of period....   411,256,508   3,372,330,348   345,739,755
                           ------------  --------------  ------------
  End of period..........  $447,106,330  $4,710,814,283  $548,445,978
                           ============  ==============  ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-22 ____________________________________

                                                CAPITAL          MORTGAGE                        INTERNATIONAL       DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND  SECURITIES FUND    INDEX FUND    OPPORTUNITIES FUND    GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                           --------------  -----------------  ---------------  --------------  ------------------  ----------------
OPERATIONS:
  Net investment (loss)
   income................  $  (30,951,537)  $  (28,111,680)    $    (636,382)  $   (5,590,249)    $  1,709,312      $    7,427,565
  Capital gains income
   (loss)................     599,400,031      660,408,741          --             10,865,879      100,265,002         174,609,262
  Net realized gain
   (loss) on security
   transactions..........        (354,380)      (1,784,633)         (408,797)        (457,665)       7,760,737           2,007,059
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    (706,106,487)    (139,905,164)       10,499,940     (128,177,440)    (268,560,736)        (16,408,115)
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    (138,012,373)     490,607,264         9,454,761     (123,359,475)    (158,825,685)        167,635,771
                           --------------   --------------     -------------   --------------     ------------      --------------
UNIT TRANSACTIONS:
  Purchases..............     318,281,885      338,555,687         4,897,823       80,969,176       56,588,662          62,714,933
  Net transfers..........      61,773,881      426,929,029       (11,004,244)      43,802,623       33,028,611        (123,746,791)
  Surrenders for benefit
   payments and fees.....    (564,711,303)    (318,352,198)      (11,805,787)     (69,744,017)     (60,886,773)       (119,079,487)
  Net annuity
   transactions..........       3,166,889        4,369,842            44,393          387,463          706,096             415,214
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net (decrease) increase
   in net assets
   resulting from unit
   transactions..........    (181,488,648)     451,502,360       (17,867,815)      55,415,245       29,436,596        (179,696,131)
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net increase (decrease)
   in net assets.........    (319,501,021)     942,109,624        (8,413,054)     (67,944,230)    (129,389,089)        (12,060,360)
NET ASSETS:
  Beginning of period....   7,015,594,593    4,096,540,923       122,534,837    1,117,337,994      900,431,154       1,984,737,185
                           --------------   --------------     -------------   --------------     ------------      --------------
  End of period..........  $6,696,093,572   $5,038,650,547     $ 114,121,783   $1,049,393,764     $771,042,065      $1,972,676,825
                           ==============   ==============     =============   ==============     ============      ==============

                           INTERNATIONAL
                           ADVISERS FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment (loss)
   income................  $ 12,134,030
  Capital gains income
   (loss)................    18,555,131
  Net realized gain
   (loss) on security
   transactions..........      (416,945)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   (52,801,465)
                           ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............   (22,529,249)
                           ------------
UNIT TRANSACTIONS:
  Purchases..............    19,950,088
  Net transfers..........    11,927,907
  Surrenders for benefit
   payments and fees.....   (16,503,155)
  Net annuity
   transactions..........       129,235
                           ------------
  Net (decrease) increase
   in net assets
   resulting from unit
   transactions..........    15,504,075
                           ------------
  Net increase (decrease)
   in net assets.........    (7,025,174)
NET ASSETS:
  Beginning of period....   274,249,591
                           ------------
  End of period..........  $267,224,417
                           ============

                                                CAPITAL          MORTGAGE                        INTERNATIONAL       DIVIDEND AND
                           ADVISERS FUND   APPRECIATION FUND  SECURITIES FUND    INDEX FUND    OPPORTUNITIES FUND    GROWTH FUND
                            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                           --------------  -----------------  ---------------  --------------  ------------------  ----------------
OPERATIONS:
  Net investment income
   (loss)................  $   67,216,961   $  (28,649,126)    $   5,335,857   $   (1,282,533)    $   (376,581)     $    7,637,646
  Capital gains income...     473,055,258      188,426,299          --             13,517,068        --                 73,317,212
  Net realized gain
   (loss) on security
   transactions..........          78,597         (457,576)          (16,786)          53,550        6,651,839            (442,117)
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................      22,727,549      892,664,508        (5,088,216)     153,057,340      245,333,665          (4,845,420)
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............     563,078,365    1,051,984,105           230,855      165,345,425      251,608,923          75,667,321
                           --------------   --------------     -------------   --------------     ------------      --------------
UNIT TRANSACTIONS:
  Purchases..............     553,278,445      204,353,783        10,455,451      117,361,306       28,399,437         122,792,647
  Net transfers..........     726,127,643      142,107,778        13,740,703      116,603,220       (2,401,768)         54,502,249
  Surrenders for benefit
   payments and fees.....    (395,371,857)    (170,334,783)      (11,130,292)     (45,795,636)     (36,408,990)        (94,489,028)
  Net annuity
   transactions..........       8,508,756        1,937,989           283,866        1,387,602          782,800           1,856,944
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........     892,542,987      178,064,767        13,349,728      189,556,492       (9,628,521)         84,662,812
                           --------------   --------------     -------------   --------------     ------------      --------------
  Net increase in net
   assets................   1,455,621,352    1,230,048,872        13,580,583      354,901,917      241,980,402         160,330,133
NET ASSETS:
  Beginning of period....   5,559,973,241    2,866,492,051       108,954,254      762,436,077      658,450,752       1,824,407,052
                           --------------   --------------     -------------   --------------     ------------      --------------
  End of period..........  $7,015,594,593   $4,096,540,923     $ 122,534,837   $1,117,337,994     $900,431,154      $1,984,737,185
                           ==============   ==============     =============   ==============     ============      ==============

                           INTERNATIONAL
                           ADVISERS FUND
                            SUB-ACCOUNT
                           -------------
OPERATIONS:
  Net investment income
   (loss)................  $  2,020,890
  Capital gains income...       --
  Net realized gain
   (loss) on security
   transactions..........        39,305
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................    44,681,650
                           ------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............    46,741,845
                           ------------
UNIT TRANSACTIONS:
  Purchases..............    18,919,242
  Net transfers..........    17,826,840
  Surrenders for benefit
   payments and fees.....   (10,676,542)
  Net annuity
   transactions..........       281,999
                           ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........    26,351,539
                           ------------
  Net increase in net
   assets................    73,093,384
NET ASSETS:
  Beginning of period....   201,156,207
                           ------------
  End of period..........  $274,249,591
                           ============

_____________________________________ SA-23 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2000

                               SMALL          MIDCAP         GLOBAL
                           COMPANY FUND        FUND       LEADERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  --------------  ------------
OPERATIONS:
  Net investment (loss)
   income................  $ (7,640,449)  $  (10,010,224) $ (1,915,611)
  Capital gains income...    73,300,228       33,566,247     1,740,008
  Net realized (loss)
   gain on security
   transactions..........      (984,819)      (1,157,431)     (175,953)
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................  (168,478,905)      98,418,503   (35,871,574)
                           -------------  --------------  ------------
  Net (decrease) increase
   in net assets
   resulting from
   operations............  (103,803,945)     120,817,095   (36,223,130)
                           -------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    88,084,216      162,563,275    94,548,181
  Net transfers..........   160,322,628      447,210,981   212,569,922
  Surrenders for benefit
   payments and fees.....   (33,082,702)     (40,955,525)  (15,565,821)
  Net annuity
   transactions..........       399,219        1,254,322       955,000
                           -------------  --------------  ------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   215,723,361      570,073,053   292,507,282
                           -------------  --------------  ------------
  Net increase (decrease)
   in net assets.........   111,919,416   $  690,890,148   256,284,152
NET ASSETS:
  Beginning of period....   463,977,046      394,192,559   117,991,722
                           -------------  --------------  ------------
  End of period..........  $575,896,462   $1,085,082,707  $374,275,874
                           =============  ==============  ============

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                               SMALL          MIDCAP         GLOBAL
                           COMPANY FUND        FUND       LEADERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                           -------------  --------------  ------------
OPERATIONS:
  Net investment (loss)
   income................  $ (3,422,328)  $   (2,370,115) $   (290,159)
  Capital gains income...       617,854       16,614,969       539,412
  Net realized gain
   (loss) on security
   transactions..........       674,034              (76)       12,511
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................   163,127,296       82,609,085    23,328,310
                           -------------  --------------  ------------
  Net increase in net
   assets resulting from
   operations............   160,996,856       96,853,863    23,590,074
                           -------------  --------------  ------------
UNIT TRANSACTIONS:
  Purchases..............    31,132,986       54,146,905    21,579,201
  Net transfers..........    67,507,616      159,587,148    72,852,417
  Surrenders for benefit
   payments and fees.....   (12,711,095)      (8,059,665)   (1,320,605)
  Net annuity
   transactions..........     1,448,874          819,581        90,872
                           -------------  --------------  ------------
  Net increase in net
   assets resulting from
   unit transactions.....    87,378,381      206,493,969    93,201,885
                           -------------  --------------  ------------
  Net increase in net
   assets................   248,375,237      303,347,832   116,791,959
NET ASSETS:
  Beginning of period....   215,601,809       90,844,727     1,199,763
                           -------------  --------------  ------------
  End of period..........  $463,977,046   $  394,192,559  $117,991,722
                           =============  ==============  ============

***  From inception, May 11, 1999 to December 31, 1999.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-24 ____________________________________

                                                      MENTOR VIP       MENTOR VIP                                   MERRILL LYNCH
                              HIGH       GROWTH AND     CAPITAL        PERPETUAL       MENTOR VIP   MERCURY VI US   GLOBAL GROWTH
                           YIELD FUND   INCOME FUND   GROWTH FUND  INTERNATIONAL FUND  GROWTH FUND  LARGE CAP FUND   FOCUS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                           -----------  ------------  -----------  ------------------  -----------  --------------  -------------
OPERATIONS:
  Net investment (loss)
   income................  $ 2,532,354  $ (1,784,859) $  (18,716)      $  (25,310)     $  (13,093)    $   (9,845)    $   (5,060)
  Capital gains income...      --          3,431,755      48,657          173,572          --             23,276         83,430
  Net realized (loss)
   gain on security
   transactions..........       (4,149)      (31,418)     44,672          (31,042)          9,953           (658)        (1,161)
  Net unrealized
   (depreciation)
   appreciation of
   investments during the
   period................   (2,471,801)  (18,778,174)    160,881         (407,219)        106,630       (220,306)      (295,297)
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Net (decrease) increase
   in net assets
   resulting from
   operations............       56,404   (17,162,696)    235,494         (289,999)        103,490       (207,533)      (218,088)
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
UNIT TRANSACTIONS:
  Purchases..............    7,267,400    56,915,607     108,778          104,553          33,503        960,078        850,038
  Net transfers..........    9,821,605    98,988,097    (121,478)           6,362          94,658        805,394        644,423
  Surrenders for benefit
   payments and fees.....   (2,290,904)  (12,722,949)   (207,105)        (166,173)         (7,594)       (38,310)       (21,459)
  Net annuity
   transactions..........      133,961       590,770      --             --                   (75)       --             --
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   14,932,062   143,771,525    (219,805)         (55,258)        120,492      1,727,162      1,473,002
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  Net increase (decrease)
   in net assets.........   14,988,466   126,608,829      15,689         (345,257)        223,982      1,519,629      1,254,914
NET ASSETS:
  Beginning of period....   24,464,474   129,667,645   1,580,765        2,082,636         891,071         14,105         95,403
                           -----------  ------------  ----------       ----------      ----------     ----------     ----------
  End of period..........  $39,452,940  $256,276,474  $1,596,454       $1,737,379      $1,115,053     $1,533,734     $1,350,317
                           ===========  ============  ==========       ==========      ==========     ==========     ==========

                                                      MENTOR VIP       MENTOR VIP                                   MERRILL LYNCH
                              HIGH       GROWTH AND     CAPITAL        PERPETUAL       MENTOR VIP   MERCURY VI US   GLOBAL GROWTH
                           YIELD FUND   INCOME FUND   GROWTH FUND  INTERNATIONAL FUND  GROWTH FUND  LARGE CAP FUND    FOCUS FUND
                           SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT*   SUB-ACCOUNT***
                           -----------  ------------  -----------  ------------------  -----------  --------------  --------------
OPERATIONS:
  Net investment (loss)
   income................  $ 1,163,905  $   (336,867) $  (17,901)      $  (20,341)     $   (8,018)    $       19      $      531
  Capital gains income...        2,165       799,084       2,428            1,053          --                 21             563
  Net realized gain
   (loss) on security
   transactions..........       (9,962)       (7,190)      9,551            7,458          (7,232)       --              --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (859,225)   13,132,965      91,216          574,300         158,548            376           3,949
                           -----------  ------------  ----------       ----------      ----------     ----------      ----------
  Net increase in net
   assets resulting from
   operations............      296,883    13,587,992      85,294          562,470         143,298            416           5,043
                           -----------  ------------  ----------       ----------      ----------     ----------      ----------
UNIT TRANSACTIONS:
  Purchases..............    7,629,629    32,753,873      46,506           94,565          19,924          2,499          82,967
  Net transfers..........   15,016,945    70,693,683     177,612          568,196         179,242         11,190           7,393
  Surrenders for benefit
   payments and fees.....     (979,313)   (2,805,059)   (199,015)        (155,582)        (44,998)       --                   (1)
  Net annuity
   transactions..........       76,676       192,208      --             --                 1,932        --              --
                           -----------  ------------  ----------       ----------      ----------     ----------      ----------
  Net increase in net
   assets resulting from
   unit transactions.....   21,743,937   100,834,705      25,103          507,179         156,100         13,689          90,360
                           -----------  ------------  ----------       ----------      ----------     ----------      ----------
  Net increase in net
   assets................   22,040,820   114,422,697     110,397        1,069,649         299,398         14,105          95,403
NET ASSETS:
  Beginning of period....    2,423,654    15,244,948   1,470,368        1,012,987         591,672        --              --
                           -----------  ------------  ----------       ----------      ----------     ----------      ----------
  End of period..........  $24,464,474  $129,667,645  $1,580,765       $2,082,636      $  891,071     $   14,105      $   95,403
                           ===========  ============  ==========       ==========      ==========     ==========      ==========

***  From inception, May 11, 1999 to December 31, 1999.

_____________________________________ SA-25 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                             EVERGREEN VA
                           GLOBAL HEALTH  GLOBAL TECHNOLOGY   FOUNDATION
                               FUND             FUND          GROWTH FUND
                           SUB-ACCOUNT*     SUB-ACCOUNT*     SUB-ACCOUNT**
                           -------------  -----------------  -------------
OPERATIONS:
  Net investment loss....   $  (108,218)    $   (239,650)       $   (11)
  Capital gains income...     1,939,035         --               --
  Net realized gain
   (loss) on security
   transactions..........        12,659         (131,124)        --
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     7,900,333      (20,280,637)           564
                            -----------     ------------        -------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     9,743,809      (20,651,411)           553
                            -----------     ------------        -------
UNIT TRANSACTIONS:
  Purchases..............    18,772,220       18,432,250         27,844
  Net transfers..........    54,461,031       45,887,315         --
  Surrenders for benefit
   payments and fees.....    (1,030,125)      (1,167,161)        --
  Net annuity
   transactions..........       156,964          121,138         --
                            -----------     ------------        -------
  Net increase in net
   assets resulting from
   unit transactions.....    72,360,090       63,273,542         27,844
                            -----------     ------------        -------
  Net increase in net
   assets................    82,103,899       42,622,131         28,397
NET ASSETS:
  Beginning of period....       --              --               --
                            -----------     ------------        -------
  End of period..........   $82,103,899     $ 42,622,131        $28,397
                            ===========     ============        =======

  *  From inception, May 1, 2000 to December 31, 2000.
 **  From inception, March 6, 2000 to December 31, 2000.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ SA-26 ____________________________________

                                                                                         FIRST AMERICAN
                           EVERGREEN VA      EVERGREEN VA          FIRST AMERICAN          LARGE CAP         FIRST AMERICAN
                            OMEGA FUND    SPECIAL EQUITY FUND  INTERNATIONAL PORTFOLIO  GROWTH PORTFOLIO  TECHNOLOGY PORTFOLIO
                           SUB-ACCOUNT**     SUB-ACCOUNT**          SUB-ACCOUNT*          SUB-ACCOUNT*        SUB-ACCOUNT*
                           -------------  -------------------  -----------------------  ----------------  --------------------
OPERATIONS:
  Net investment loss....    $   (122)          $    (4)              $ (2,754)             $ (2,184)          $   (3,107)
  Capital gains income...      --              --                    --                      --                 --
  Net realized gain
   (loss) on security
   transactions..........         (63)         --                           62                   (19)                 (69)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      (8,961)              808                  7,184              (109,999)            (427,583)
                             --------           -------               --------              --------           ----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      (9,146)              804                  4,492              (112,202)            (430,759)
                             --------           -------               --------              --------           ----------
UNIT TRANSACTIONS:
  Purchases..............     213,025            16,000                442,889               415,999              649,239
  Net transfers..........      16,354          --                      531,252               469,682              656,928
  Surrenders for benefit
   payments and fees.....          80          --                       (8,386)               (5,244)              (6,013)
  Net annuity
   transactions..........      --              --                        5,298                 3,251                3,208
                             --------           -------               --------              --------           ----------
  Net increase in net
   assets resulting from
   unit transactions.....     229,459            16,000                971,053               883,688            1,303,362
                             --------           -------               --------              --------           ----------
  Net increase in net
   assets................     220,313            16,804                975,545               771,486              872,603
NET ASSETS:
  Beginning of period....      --              --                    --                      --                 --
                             --------           -------               --------              --------           ----------
  End of period..........    $220,313           $16,804               $975,545              $771,486           $  872,603
                             ========           =======               ========              ========           ==========

  *  From inception, May 1, 2000 to December 31, 2000.
 **  From inception, March 6, 2000 to December 31, 2000.

_____________________________________ SA-27 ____________________________________

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

   b) SECURITY VALUATION--The investment in shares of The Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2000.

   c) UNIT TRANSACTIONS--Unit transactions are executed based on the unit values calculated at the close of the business day.

   d) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

   e) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the Contracts, as described below:

   a) MORTALITY AND EXPENSE RISK CHARGES--The Company will make deductions at a maximum annual rate of 1.25% of the contract's value for the mortality and expense risks which the company undertakes.

   b) TAX EXPENSE CHARGE--If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

   c) ANNUAL MAINTENANCE FEE--An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

_____________________________________ SA-28 ____________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2000. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 2 of notes to statutory financial statements. When financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditors' report on them state whether they are presented in conformity with accounting principles generally accepted in the United States. The accounting practices used by the Company vary from accounting principles generally accepted in the United States as explained and quantified in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with statutory accounting practices as described in Note 2.

Hartford, Connecticut
January 25, 2001                                             ARTHUR ANDERSEN LLP

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                                     ($000)

                                                         AS OF DECEMBER 31,
 ------------------------------------------------------------------------------
                                                         2000          1999
 ------------------------------------------------------------------------------
 ASSETS
   Bonds                                              $ 1,181,509   $ 1,465,815
   Common Stocks                                           38,064        42,430
   Mortgage Loans                                          34,639        63,784
   Policy Loans                                            80,795        59,429
   Cash and Short-Term Investments                         65,526       267,579
   Other Invested Assets                                    1,150         2,892
 ------------------------------------------------------------------------------
                     TOTAL CASH AND INVESTED ASSETS     1,401,683     1,901,929
 ------------------------------------------------------------------------------
   Investment Income Due and Accrued                       21,605        21,069
   Other Assets                                           126,033        39,576
   Separate Account Assets                             45,343,327    44,865,042
 ------------------------------------------------------------------------------
                                       TOTAL ASSETS   $46,892,648   $46,827,616
 ------------------------------------------------------------------------------
 LIABILITIES
   Aggregate Reserves for Future Benefits             $   643,227   $   591,621
   Policy and Contract Claim Liabilities                   10,733         7,677
   Liability for Premium and Other Deposit Funds        1,565,998     1,969,262
   Asset Valuation Reserve                                  2,743         4,935
   Payable to Affiliates                                   20,917        14,084
   Accrued Expense Allowances and Other Amounts Due
    From Separate Accounts                             (1,461,556)   (1,377,927)
   Remittances and Items Not Allocated                    120,810       111,582
   Other Liabilities                                      107,186       118,464
   Separate Account Liabilities                        45,343,327    44,865,042
 ------------------------------------------------------------------------------
                                  TOTAL LIABILITIES    46,353,385    46,304,740
 ------------------------------------------------------------------------------
 CAPITAL AND SURPLUS
   Common Stock                                             2,500         2,500
   Gross Paid-In and Contributed Surplus                  226,043       226,043
   Unassigned Funds                                       310,720       294,333
 ------------------------------------------------------------------------------
                          TOTAL CAPITAL AND SURPLUS       539,263       522,876
 ------------------------------------------------------------------------------
             TOTAL LIABILITIES, CAPITAL AND SURPLUS   $46,892,648   $46,827,616
 ------------------------------------------------------------------------------

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATUTORY BASIS FINANCIAL
                                  STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                     ($000)

                                                        FOR THE YEARS ENDED DECEMBER 31,
 -----------------------------------------------------------------------------------------
                                                         2000         1999         1998
 -----------------------------------------------------------------------------------------
 REVENUES
   Premiums and Annuity Considerations                $  772,847   $  621,789   $  469,343
   Annuity and Other Fund Deposits                     4,201,953    2,991,363    2,051,251
   Net Investment Income                                 107,937      122,322      129,982
   Commissions and Expense Allowances on
    Reinsurance Ceded                                    121,671      379,905      444,241
   Reserve Adjustment on Reinsurance Ceded             1,287,942    1,411,342    3,185,590
   Fee Income                                            827,674      647,565      448,260
   Other Revenues                                          2,782          842        9,930
 -----------------------------------------------------------------------------------------
                                     TOTAL REVENUES    7,322,806    6,175,128    6,738,597
 -----------------------------------------------------------------------------------------
 BENEFITS AND EXPENSES
   Death and Annuity Benefits                             57,001       47,372       43,152
   Disability and Other Benefits                           5,827        6,270        6,352
   Surrenders and Other Fund Withdrawals               3,567,723    1,250,813      739,663
   Commissions                                           490,630      467,338      435,994
   Increase (Decrease) in Aggregate Reserves for
    Future Benefits                                       57,316       12,481      (10,711)
   (Decrease) Increase in Liability for Premium and
    Other Deposit Funds                                 (403,594)     (47,852)     218,642
   General Insurance Expenses                            253,565      192,196      190,979
   Net Transfers to Separate Accounts                  3,218,126    4,160,501    4,956,007
   Other Expenses                                         26,782       35,385       22,091
 -----------------------------------------------------------------------------------------
                        TOTAL BENEFITS AND EXPENSES    7,273,376    6,124,504    6,602,169
 -----------------------------------------------------------------------------------------
   Net Gain from Operations Before Federal Income
    Tax Expense (Benefit)                                 49,430       50,624      136,428
   Federal Income Tax Expense (Benefit)                   24,549      (10,231)      35,887
 -----------------------------------------------------------------------------------------
                           NET GAIN FROM OPERATIONS       24,881       60,855      100,541
 -----------------------------------------------------------------------------------------
   Net Realized Capital (Losses) Gains, after tax         (2,922)     (36,428)       2,085
 -----------------------------------------------------------------------------------------
                                         NET INCOME   $   21,959   $   24,427   $  102,626
 -----------------------------------------------------------------------------------------

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATUTORY BASIS FINANCIAL
                                  STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                     ($000)

                                                      FOR THE YEARS ENDED DECEMBER 31,
 --------------------------------------------------------------------------------------
                                                        2000        1999        1998
 --------------------------------------------------------------------------------------
 COMMON STOCK,
 --------------------------------------------------------------------------------------
   Beginning and End of Year                          $  2,500    $  2,500    $  2,500
 --------------------------------------------------------------------------------------
 GROSS PAID-IN AND CONTRIBUTED SURPLUS,
 --------------------------------------------------------------------------------------
   Beginning and End of Year                           226,043     226,043     226,043
 --------------------------------------------------------------------------------------
 UNASSIGNED FUNDS
   Balance, Beginning of Year                          294,333     247,969     143,257

   Net Income                                           21,959      24,427     102,626
   Change in Net Unrealized Capital (Losses) Gains
    on Common Stocks and Other Invested Assets          (4,653)      2,258       1,688
   Change in Reserve Valuation Basis                     5,711          --          --
   Change in Asset Valuation Reserve                     2,192      16,847      (8,112)
   Change in Non-Admitted Assets                        (3,646)      6,557      (1,277)
   Credit on Reinsurance Ceded                          (5,176)     (3,725)      9,787
 --------------------------------------------------------------------------------------
                               BALANCE, END OF YEAR    310,720     294,333     247,969
 --------------------------------------------------------------------------------------
 CAPITAL AND SURPLUS,
 --------------------------------------------------------------------------------------
   End of Year                                        $539,263    $522,876    $476,512
 --------------------------------------------------------------------------------------

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATUTORY BASIS FINANCIAL
                                  STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                     ($000)

                                           FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------
                                             2000        1999        1998
----------------------------------------------------------------------------
OPERATING ACTIVITIES
  Premiums and Annuity Considerations     $4,969,266  $3,613,217  $2,520,655
  Net Investment Income                      106,844     122,998     127,425
  Fee Income                                 827,674     647,565     448,260
  Commissions and Expense Allowances on
   Reinsurance Ceded                       1,403,553   1,787,523   3,624,256
  Other Income                                   179      11,800      20,448
                                          ----------  ----------  ----------
    Total Income                           7,307,516   6,183,103   6,741,044
                                          ----------  ----------  ----------
  Benefits Paid                            3,628,860   1,303,801     790,051
  Federal Income Tax Payments
   (Recoveries)                               74,791      (8,815)     25,780
  Net Transfers to Separate Accounts       3,289,217   4,364,914   5,222,144
  Other Expenses                             789,601     669,525     626,240
                                          ----------  ----------  ----------
    Total Benefits and Expenses            7,782,469   6,329,425   6,664,215
----------------------------------------------------------------------------
         NET CASH (USED FOR) PROVIDED BY
                    OPERATING ACTIVITIES    (474,953)   (146,322)     76,829
----------------------------------------------------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD
  Bonds                                      731,046     753,358     633,926
  Common Stocks                                  979         939      34,010
  Mortgage Loans                              33,304      53,704      85,275
  Other                                        1,718       1,490      19,990
                                          ----------  ----------  ----------
    Investment Proceeds                      767,047     809,491     773,201
                                          ----------  ----------  ----------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                      454,987     804,947     586,913
  Common Stocks                                  484         464       7,012
  Mortgage Loans                               3,881      57,665      59,702
  Other                                       21,366      14,211      11,847
                                          ----------  ----------  ----------
    Total Investments Acquired               480,718     877,287     665,474
----------------------------------------------------------------------------
         NET CASH PROVIDED BY (USED FOR)
                    INVESTING ACTIVITIES  $  286,329  $  (67,796) $  107,727
----------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Net other cash (used) provided             (13,429)     11,742     (24,033)
----------------------------------------------------------------------------
         NET CASH (USED FOR) PROVIDED BY
             FINANCING AND MISCELLANEOUS
                              ACTIVITIES     (13,429)     11,742     (24,033)
----------------------------------------------------------------------------
  Net (decrease) increase in cash and
   short-term investments                   (202,053)   (202,376)    160,523
  Cash and Short-Term Investments,
   Beginning of Year                         267,579     469,955     309,432
----------------------------------------------------------------------------
  CASH AND SHORT-TERM INVESTMENTS, END
   OF YEAR                                $   65,526  $  267,579  $  469,955
----------------------------------------------------------------------------

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATUTORY BASIS FINANCIAL
                                  STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
DECEMBER 31, 2000
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Hartford Life and Annuity Insurance Company (the "Company") is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford"). Pursuant to an initial public offering on May 22, 1997, HLI sold to the public 26 million shares, representing approximately 18.6% of the equity ownership of HLI. On June 27, 2000, The Hartford acquired all of the outstanding common shares of HLI not already owned by The Hartford ("The Hartford Acquisition"). As a result of The Hartford Acquisition, HLI became a direct subsidiary of Hartford Fire Insurance Company.

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statutory basis financial statements of the Company were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance. Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Current prescribed statutory accounting practices include accounting publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

STATUTORY ACCOUNTING PRACTICES VERSUS GAAP

Statutory accounting practices and accounting principles generally accepted in the United States ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

(4) providing for income taxes based on current taxable income only for statutory purposes, rather than, as required under GAAP, establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting vs. tax return purposes;

(5) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

(6) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as a change in surplus under statutory accounting; and

(10) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                     2000            1999            1998
                                                                   -----------------------------------------
GAAP Net Income                                                    $ 140,954       $  75,654       $  74,525
Deferral and amortization of policy acquisition costs, net          (218,151)       (272,171)       (331,882)
Change in unearned revenue reserve                                    54,255         (64,915)         23,118
Deferred taxes                                                        27,039          57,833           2,476
Separate account expense allowance                                    71,092         214,388         259,287
Asset impairments and write-downs                                         --         (17,250)         17,250
Benefit reserve adjustment                                           (70,248)         11,491           5,360
Gain on commutation of reinsurance (Note 4)                               --              --          52,026
Prepaid reinsurance premium                                           (3,007)         (3,524)         (4,204)
Statutory voluntary reserve                                               --          (6,286)             --
Other, net                                                            20,025          29,207           4,670
                                                                   -----------------------------------------
                                      STATUTORY NET INCOME         $  21,959       $  24,427       $ 102,626
                                                                   -----------------------------------------

GAAP Stockholder's Equity                                          $ 826,049       $ 676,428       $ 648,097
Deferred policy acquisition costs                                  (2,105,975)     (1,887,824)     (1,615,653)
Unearned revenue reserve                                             150,220          95,965         160,951
Deferred taxes                                                       181,027         122,105          68,936
Separate account expense allowance                                 1,469,122       1,398,030       1,183,642
Asset impairments and write-downs                                         --              --          17,250
Unrealized (gains) losses on investments                             (13,933)         26,292         (24,955)
Benefit reserve adjustment                                            16,574          81,111          69,233
Asset valuation reserve                                               (2,743)         (4,935)        (21,782)
Prepaid reinsurance premium                                          (10,735)         (7,728)         (4,204)
Statutory voluntary reserve                                           (6,286)         (6,286)             --
Other, net                                                            35,943          29,718          (5,003)
                                                                   -----------------------------------------
                             STATUTORY CAPITAL AND SURPLUS         $ 539,263       $ 522,876       $ 476,512
                                                                   -----------------------------------------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance and annuity contracts that must be segregated from the Company's general assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at market value. Premiums, benefits and expenses of these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2000 (including general and separate account liabilities) is as follows:

                                                                                       % of
Subject to discretionary withdrawal:                                   Amount          Total
                                                                     -----------------------
With market value adjustment                                         $     3,205         0.0%
At book value, less current surrender charge of 5% or more               966,665         2.2%
At market value                                                       42,542,387        96.3%
                                                                     -----------------------
                    TOTAL WITH ADJUSTMENT OR AT MARKET VALUE          43,512,257        98.5%
                                                                     -----------------------
At book value without adjustment (minimal or no charge or
 adjustment):                                                            597,207         1.4%
Not subject to discretionary withdrawal:                                  44,577         0.1%
                                                                     -----------------------
                                                TOTAL, GROSS          44,154,041       100.0%
Reinsurance ceded                                                             --         0.0%
                                                                     -----------
                                                  TOTAL, NET         $44,154,041       100.0%
                                                                     -----------

INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Mortgage loans, which are carried at cost and approximate fair value, include investments in assets backed by mortgage loan pools. Other invested assets are generally recorded at fair value.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $2,743, $4,935 as of December 31, 2000 and 1999 respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the original life of the bond or mortgage sold. The IMR balance as of December 31, 2000 and 1999 were asset balances of $3,582 and $981, respectively, and were reflected as a component of non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. The net capital (losses) gains transferred to the IMR in 2000, 1999 and 1998 were $(3,096), $(1,255) and $852, respectively. The amount of (expense) income amortized from the IMR in 2000, 1999 and 1998 included in the Company's Statements of Operations, was $(495), $178, and $(207), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

CODIFICATION

The NAIC adopted the Codification of Statutory Accounting Principles (Codification) in March 1998. The effective date for the statutory accounting guidance was January 1, 2001. The Company's domiciliary state has adopted Codification, and the Company has made the necessary changes in its statutory reporting required for implementation. The Company has determined that the overall impact of applying the new guidance will result in a one-time statutory cumulative transition benefit of approximately $5,000 in statutory surplus.

3. INVESTMENTS:

(a) COMPONENTS OF NET INVESTMENT INCOME

                                                                      For the years ended December 31,
                                                                   --------------------------------------
                                                                     2000           1999           1998
                                                                   --------------------------------------
Interest income from bonds and short-term investments              $ 95,980       $113,646       $123,370
Interest income from policy loans                                     4,923          3,494          3,133
Interest and dividends from other investments                         8,568          6,371          4,482
                                                                   --------------------------------------
Gross investment income                                             109,471        123,511        130,985
Less: investment expenses                                             1,534          1,189          1,003
                                                                   --------------------------------------
                                       NET INVESTMENT INCOME       $107,937       $122,322       $129,982
                                                                   --------------------------------------

(b) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND SHORT-TERM INVESTMENTS

                                                                     2000           1999           1998
                                                                   --------------------------------------
Gross unrealized capital gains                                     $  2,401       $    561       $ 10,905
Gross unrealized capital losses                                      (3,319)        (6,441)          (833)
                                                                   --------------------------------------
Net unrealized capital (losses) gains                                  (918)        (5,880)        10,072
Balance, beginning of year                                           (5,880)        10,072         21,451
                                                                   --------------------------------------
CHANGE IN NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND
                                      SHORT-TERM INVESTMENTS       $  4,962       $(15,952)      $(11,379)
                                                                   --------------------------------------

(c) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON STOCKS

                                                                     2000           1999           1998
                                                                   --------------------------------------
Gross unrealized capital gains                                     $    509       $  2,508       $  2,204
Gross unrealized capital losses                                      (2,113)           (24)        (1,871)
                                                                   --------------------------------------
Net unrealized capital (losses) gains                                (1,604)         2,484            333
Balance, beginning of year                                            2,484            333         (1,283)
                                                                   --------------------------------------
   CHANGE IN NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON
                                                      STOCKS       $ (4,088)      $  2,151       $  1,616
                                                                   --------------------------------------

(d) COMPONENTS OF NET REALIZED CAPITAL (LOSSES) GAINS

                                                                     2000           1999           1998
Bonds and short-term investments                                   $ (8,128)      $(37,959)      $  1,314
Common stocks                                                           217            104          1,624
Other invested assets                                                    10            172             (1)
                                                                   --------------------------------------
Realized capital (losses) gains                                      (7,901)       (37,683)         2,937
Capital gains tax benefit                                            (1,883)            --             --
                                                                   --------------------------------------
Net realized capital (losses) gains                                  (6,018)       (37,683)         2,937
Less: amounts transferred to the IMR                                 (3,096)        (1,255)           852
                                                                   --------------------------------------
                         NET REALIZED CAPITAL (LOSSES) GAINS       $ (2,922)      $(36,428)      $  2,085
                                                                   --------------------------------------

Sales and maturities of investments in bonds and short-term investments for the years ended December 31, 2000, 1999 and 1998 resulted in proceeds of $740,995, $1,367,027 and $1,354,563, gross realized capital gains of $710, $1,106, and $1,705 and gross realized capital losses of $8,838, $39,065, and $391, respectively, before transfers to the IMR. Sale of common stocks for the years ended December 31, 2000, 1999 and 1998 resulted in proceeds of $979, $939, and $33,088, gross realized capital gains of $218, $115, and $1,688 and gross realized capital losses of $1, $11, and $64, respectively.

(e) DERIVATIVE INVESTMENTS

     SUMMARY OF DERIVATIVE INSTRUMENTS -- (MARKET VALUE & NOTIONAL AMOUNTS)
                            AS OF DECEMBER 31, 2000
                                 (IN MILLIONS)

                                      Total   Issued Caps,   Purchased                              Foreign     Total
                                     Market     Floors &    Caps, Floors             Interest Rate  Currency  Notional
                                      Value     Options      & Options     Futures       Swaps       Swaps     Amount
                                     ----------------------------------------------------------------------------------
Total asset-backed securities        $  668      $   --        $  --       $   --        $  10        $--      $   10
Other bonds and notes                   513           7            7           --           20         --          34
Short-term investments                   39          --           --           --           --         --          --
                                     ----------------------------------------------------------------------------------
Total bonds and notes                 1,220           7            7           --           30         --          44
Other investments                        40          --           --           --           --         --          --
                                     ----------------------------------------------------------------------------------
                  TOTAL INVESTMENTS  $1,260      $    7        $   7       $   --        $  30        $--      $   44
                                     ----------------------------------------------------------------------------------
   DEPOSIT FUNDS AND OTHER BENEFITS  $1,642      $   --        $  50       $   --        $  --        $--      $   50
                                     ----------------------------------------------------------------------------------
   TOTAL DERIVATIVE INSTRUMENTS --
                     NOTIONAL VALUE              $    7        $  57       $   --        $  30        $--      $   94
                                     ----------------------------------------------------------------------------------
   TOTAL DERIVATIVE INSTRUMENTS --
                         FAIR VALUE              $   --        $   1       $   --        $  --        $--      $    1
                                     ----------------------------------------------------------------------------------

     SUMMARY OF DERIVATIVE INSTRUMENTS -- (MARKET VALUE & NOTIONAL AMOUNTS)
                            AS OF DECEMBER 31, 1999
                                 (IN MILLIONS)

                                      Total   Issued Caps,   Purchased                              Foreign     Total
                                     Market     Floors &    Caps, Floors             Interest Rate  Currency  Notional
                                      Value     Options      & Options     Futures       Swaps       Swaps     Amount
                                     ----------------------------------------------------------------------------------
Total asset-backed securities        $  710      $   --        $  --       $   --        $  20        $--      $   20
Other bonds and notes                   750           7            7           --           10          6          30
Short-term investments                  228          --           --           --           --         --          --
                                     ----------------------------------------------------------------------------------
Total bonds and notes                 1,688           7            7            0           30          6          50
Other investments                        72          --           --           --           --         --          --
                                     ----------------------------------------------------------------------------------
                  TOTAL INVESTMENTS  $1,760      $    7        $   7       $   --        $  30        $ 6      $   50
                                     ----------------------------------------------------------------------------------
   DEPOSIT FUNDS AND OTHER BENEFITS  $2,051      $   --        $  50       $   --        $  --        $--      $   50
                                     ----------------------------------------------------------------------------------
   TOTAL DERIVATIVE INSTRUMENTS --
                     NOTIONAL VALUE              $    7        $  57       $   --        $  30        $ 6      $  100
                                     ----------------------------------------------------------------------------------
   TOTAL DERIVATIVE INSTRUMENTS --
                         FAIR VALUE              $   --        $  --       $   --        $  --        $--      $   --
                                     ----------------------------------------------------------------------------------

(f) CONCENTRATION OF CREDIT RISK

Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentrations of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 2000.

(g) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                 December 31, 2000
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Amortized   Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  --Guaranteed and sponsored                                       $    6,164    $   62     $    (7)   $    6,219
  --Guaranteed and sponsored -- asset backed                          123,714        --          --       123,714
States, municipalities and political subdivisions                         401         6          --           407
International governments                                               7,289       271          --         7,560
Public utilities                                                       17,797        --          --        17,797
All other corporate -- excluding asset-backed                         360,599     2,062      (3,312)      359,349
All other corporate -- asset-backed                                   544,620        --          --       544,620
Short-term investments                                                 38,813        --          --        38,813
Certificates of deposit                                                    --        --          --            --
Parents, subsidiaries and affiliates                                  121,420        --          --       121,420
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,220,817    $2,401     $(3,319)   $1,219,899
                                                                   ----------------------------------------------

                                                                                 December 31, 2000
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
Common stock -- unaffiliated                                       $    4,284    $  509     $   (61)   $    4,732
Common stock -- affiliated                                             35,384        --      (2,052)       33,332
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   39,668    $  509     $(2,113)   $   38,064
                                                                   ----------------------------------------------

                                                                                 December 31, 1999
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                   Amortized   Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  --Guaranteed and sponsored                                       $    4,768    $    1     $   (37)   $    4,732
  --Guaranteed and sponsored -- asset backed                          170,746        --          --       170,746
States, municipalities and political subdivisions                      10,401        --         (48)       10,353
International governments                                               7,351        94         (15)        7,430
Public utilities                                                       18,413        92         (73)       18,432
All other corporate -- excluding asset-backed                         592,233       374      (6,194)      586,413
All other corporate -- asset-backed                                   539,688        --          --       539,688
Short-term investments                                                228,105        --          --       228,105
Certificates of deposit                                                 5,158        --         (74)        5,084
Parents, subsidiaries and affiliates                                  117,057        --          --       117,057
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,693,920    $  561     $(6,441)   $1,688,040
                                                                   ----------------------------------------------

                                                                                 December 31, 1999
                                                                   ----------------------------------------------
                                                                                 Gross       Gross     Estimated
                                                                               Unrealized  Unrealized     Fair
                                                                      Cost       Gains       Losses      Value
                                                                   ----------------------------------------------
Common stock -- unaffiliated                                       $    4,562    $1,105     $   (24)   $    5,643
Common stock -- affiliated                                             35,384     1,403          --        36,787
                                                                   ----------------------------------------------
                                              TOTAL COMMON STOCKS  $   39,946    $2,508     $   (24)   $   42,430
                                                                   ----------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2000 by estimated maturity year are shown below. Asset-backed securities, including mortgage-backed securities and collaterialized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or prepayment provisions.

                                                              2000
                                                  -----------------------------
                                                  Amortized          Estimated
                                                     Cost            Fair Value
                                                  -----------------------------
MATURITY
One year or less                                  $  301,083         $  300,857
Over one year through five years                     449,486            449,149
Over five years through ten years                    380,551            380,264
Over ten years                                        89,697             89,629
                                                  -----------------------------
                                           TOTAL  $1,220,817         $1,219,899
                                                  -----------------------------

Bonds with a carrying value of $3,504 were on deposit as of December 31, 2000 with various regulatory authorities as required.

(h) FAIR VALUE OF FINANCIAL INSTRUMENTS-BALANCE SHEET ITEMS (IN MILLIONS):

The carrying amount and fair value of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                                                2000                 1999
                                                         ----------------------------------------
                                                                   Estimated            Estimated
                                                         Carrying    Fair     Carrying    Fair
                                                          Amount     Value     Amount     Value
                                                         ----------------------------------------
ASSETS
  Bonds and short-term investments                       $ 1,221    $ 1,220   $ 1,694    $ 1,688
  Common stocks                                               38         38        42         42
  Policy loans                                                81         81        59         59
  Mortgage loans                                              35         35        64         64
  Other invested assets                                        1          1         3          3
LIABILITIES
  Deposit funds and other benefits                       $ 1,642    $ 1,592   $ 2,051    $ 2,017
                                                         ----------------------------------------

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: fair value of bonds, short-term investments, common stock, and other invested assets approximate those quotations published by the NAIC; policy loans and mortgage loans carrying amounts approximates fair value; and fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

4. REINSURANCE:

The Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve the Company of its primary liability to the policyholder. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company cedes significant portions of its variable annuity business written since 1994 to RGA Reinsurance Company ("RGA"). Certain core annuity products were excluded from this reinsurance arrangement beginning in the second quarter of 1999 and, as such, the amounts ceded to RGA have declined significantly. In 1995, The Hartford was "spun-off" from ITT Industries, Inc. and became its own, autonomous entity. In conjunction with this spin-off, the assets and liabilities of Lyndon Insurance Company (Lyndon) were merged into the Company. The statutory net assets contributed to the Company as a result of this transaction were approximately $112 million and were reflected as an increase in Gross Paid-In and Contributed Surplus at December 31, 1995. This amount was approximately $41 million lower than the value of net assets contributed on a GAAP basis.

The majority of the business written in Lyndon was assumed from an unaffiliated insurer. In 1998, this unaffiliated insurer recaptured the inforce blocks of business it had been ceding to the Company through Lyndon. In conjunction with this commutation transaction, the Company transferred statutory basis reserves of $26,404. Additionally, the Company received fair value consideration for the bonds it transferred which exceeded the statutory statement value of these assets by $25,622. As a result of this activity, the Company recognized a pre-tax gain from this transaction of $52,026 in its 1998 Statements of Operations.

There were no material reinsurance recoverables from reinsurers outstanding as of and for the years ended, December 31, 2000 and 1999.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

                                                           Direct    Assumed     Ceded        Net
                                                         --------------------------------------------
2000
Aggregate Reserves for Future Benefits                   $  900,216  $    --  $  (256,989) $  643,227
Policy and Contract Claim Liabilities                    $   16,084  $    --  $    (5,351) $   10,733
Premium and Annuity Considerations                       $  839,447  $   986  $   (67,586) $  772,847
Annuity and Other Fund Deposits                          $5,730,269  $    --  $(1,528,316) $4,201,953
Death, Annuity, Disability and Other Benefits            $   77,524  $ 1,542  $   (16,238) $   62,828
Surrenders                                               $3,684,103  $    --  $  (116,380) $3,567,723

                                                           Direct    Assumed     Ceded        Net
                                                         --------------------------------------------
1999
Aggregate Reserves for Future Benefits                   $  784,502  $    53  $  (192,934) $  591,621
Policy and Contract Claim Liabilities                    $    7,827  $   203  $      (353) $    7,677
Premium and Annuity Considerations                       $  674,219  $ 1,261  $   (53,691) $  621,789
Annuity and Other Fund Deposits                          $6,195,917  $    --  $(3,204,554) $2,991,363
Death, Annuity, Disability and Other Benefits            $   65,251  $ 1,104  $   (12,713) $   53,642
Surrenders                                               $2,541,449  $    --  $(1,290,636) $1,250,813

                                                           Direct    Assumed     Ceded        Net
                                                         --------------------------------------------
1998
Aggregate Reserves for Future Benefits                   $  713,375  $    50  $  (134,285) $  579,140
Policy and Contract Claim Liabilities                    $    5,895  $    85  $      (313) $    5,667
Premium and Annuity Considerations                       $  483,328  $24,954  $   (38,939) $  469,343
Annuity and Other Fund Deposits                          $6,461,470  $    --  $(4,410,219) $2,051,251
Death, Annuity, Disability and Other Benefits            $   64,331  $ 1,574  $   (16,401) $   49,504
Surrenders                                               $1,481,797  $    --  $  (742,134) $  739,663

5. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has also invested in bonds of its indirect affiliates, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, LTD.

For additional information, see Notes 4, 6, and 8.

6. FEDERAL INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. Beginning in 2000, The Hartford and its subsidiaries will file a single consolidated Federal income tax return. The life insurance companies filed a separate consolidated Federal income tax return for 1999 and 1998. Federal income taxes paid (received) by the Company for operations and capital gains (losses) were $74,791, $(8,815), and $25,780 in 2000, 1999 and 1998, respectively. The effective tax (benefit) rate was 51%,
(73)%, and 27% in 2000, 1999 and 1998, respectively.

The following schedule provides a reconciliation of the tax provision (including realized capital gains (losses)) at the U.S. Federal Statutory rate to Federal income tax expense (benefit) (in millions) for the years ended December 31:

                                                                     2000         1999         1998
                                                                     ------------------------------
Tax provision at U.S. Federal Statutory rate                         $ 16         $  5         $ 48
Tax deferred acquisition costs                                         22           31           25
Statutory to tax reserve differences                                    3           (7)           8
Investments                                                           (15)         (31)         (60)
Other                                                                  (3)          (8)          15
                                                                     ------------------------------
                        FEDERAL INCOME TAX (BENEFIT) EXPENSE         $ 23         $(10)        $ 36
                                                                     ------------------------------

7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to pay policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 2000, 1999 or 1998. The amount available for dividend in 2001 is approximately $53,676.

8. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees that work for The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $648, $762 and $1,045 for 2000, 1999 and 1998, respectively.

Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 2000, 1999 or 1998.

The assumed rate in the per capita cost of health care (the health care trend rate) was 6.5% for 2000, decreasing ratably to 5.0% in the year 2007. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

Substantially all of The Hartford's life insurance companies' employees are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Common Stock of The Hartford or certain other investments, are matched to a limit of 3% of compensation. In addition, The Hartford allocates 0.5% of base salary to the plan for each eligible employee. Matching contributions are used to acquire common stock of The Hartford. The cost to the Company for the above-mentioned plan was approximately $2 million, $1 million and $1 million for 2000, 1999 and 1998, respectively.

9. SEPARATE ACCOUNTS:

The Company maintains separate account assets totaling $45.3 billion and $44.9 billion as of December 31, 2000 and 1999, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account statement of operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risk and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account management fees, net of minimum guarantees, were $622 million, $493 million, and $363 million in 2000, 1999 and 1998, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

10. COMMITMENTS AND CONTINGENT LIABILITIES:

(a) LITIGATION

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

(b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $1,212, $523 and $1,043 in 2000, 1999, and 1998, respectively, of which $1,074, $318, and $995 in 2000, 1999 and 1998, respectively were estimated to be creditable against premium taxes.

(c) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years.

11. SUBSEQUENT EVENTS:

On January 25, 2001, The Hartford, through HLI, agreed to acquire the U.S. individual life insurance, annuity and mutual fund businesses of Fortis for $1.12 billion in cash. The Hartford will effect the acquisition through several reinsurance agreements with subsidiaries of Fortis and the purchase of 100% of the stock of Fortis Advisors, Inc. and Fortis Investors, Inc., wholly-owned subsidiaries of Fortis. The Fortis transaction, which is subject to insurance regulatory approval and other customary conditions, is expected to be completed in the second quarter of 2001. The Hartford plans to finance the transaction through the issuance of debt and equity securities.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

      (a) All financial statements are included in Part A and Part B of the Registration Statement.

      (b) (1) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizes the establishment of the Separate Account.(1)

          (2)  Not applicable.

          (3)  (a)  Principal Underwriter Agreement.(2)

          (3)  (b)  Form of Dealer Agreement.(2)

          (4)  Form of Individual Flexible Premium Variable Annuity Contract.(3)

          (5)  Form of Application.(4)

          (6)  (a)  Certificate of Incorporation of Hartford.(5)

          (6)  (b)  Bylaws of Hartford.(5)

          (7)  Not applicable.

          (8)  Form of Fund Participation Agreement.(6)

          (9) Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

          (10) Consent of Arthur Andersen LLP, Independent Public Accountants.

          (11) No financial statements are omitted.

          (12) Not applicable.

          (13) Not applicable.

          (14) Not applicable.

          (15) Copy of Power of Attorney.

          (16) Organizational Chart.

------------------------------

        (1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-73568, dated May 1, 1995.

        (2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 33-73568, dated
                  April 29, 1996.

        (3) Incorporated by reference to the Initial Filing to the Registration Statement File No. 333-91933 filed on December 1, 1999.

        (4) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement File No. 333-91933 filed on February 22, 2000.

        (5) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-69487, filed April 9, 2001.

        (6) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 333-91921, filed on August 25, 2000.

Item 25.   Directors and Officers of the Depositor

-------------------------------------------- -------------------------------------------------------------------------
NAME                                         POSITION WITH HARTFORD
-------------------------------------------- -------------------------------------------------------------------------
David A. Carlson                             Vice President
-------------------------------------------- -------------------------------------------------------------------------
Peter W. Cummins                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Patrice Kelly-Ellis                          Vice President
-------------------------------------------- -------------------------------------------------------------------------
Bruce W. Ferris                              Vice President
-------------------------------------------- -------------------------------------------------------------------------
Timothy M. Fitch                             Vice President and Actuary
-------------------------------------------- -------------------------------------------------------------------------
Mary Jane B. Fortin                          Vice President & Chief Accounting Officer
-------------------------------------------- -------------------------------------------------------------------------
David T. Foy                                 Senior Vice President, Chief Financial Officer and Treasurer, Director*
-------------------------------------------- -------------------------------------------------------------------------
Lois W. Grady                                Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Ryan Johnson                                 Vice President
-------------------------------------------- -------------------------------------------------------------------------
Stephen T. Joyce                             Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Michael D. Keeler                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Robert A. Kerzner                            Executive Vice President
-------------------------------------------- -------------------------------------------------------------------------
David N. Levenson                            Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
Joseph F. Mahoney                            Vice President
-------------------------------------------- -------------------------------------------------------------------------
Thomas M. Marra                              President, Director*
-------------------------------------------- -------------------------------------------------------------------------
Gary J. Miller                               Vice President
-------------------------------------------- -------------------------------------------------------------------------
Tom Nassiri                                  Vice President
-------------------------------------------- -------------------------------------------------------------------------
Deanne Osgood                                Vice President
-------------------------------------------- -------------------------------------------------------------------------
Craig R. Raymond                             Senior Vice President and Chief Actuary
-------------------------------------------- -------------------------------------------------------------------------
Christine Hayer Repasy                       Senior Vice President, General Counsel and Corporate Secretary,
                                             Director*
-------------------------------------------- -------------------------------------------------------------------------
Lowndes A. Smith                             Chairman of the Board and Chief Executive Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------
Joe M. Thomson                               Senior Vice President
-------------------------------------------- -------------------------------------------------------------------------
John C. Walters                              Executive Vice President, Director*
-------------------------------------------- -------------------------------------------------------------------------
David M. Znamierowski                        Senior Vice President and Chief Investment Officer, Director*
-------------------------------------------- -------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Contract Owners

          As of January 31, 2001, there were 346,146 Contract Owners.

Item 28:  Indemnification

Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(5)(b), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(5)(b). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

(a)  involved a knowing and culpable violation of law by the director;
(b)  enabled the director or an associate to receive an improper personal gain;
(c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;
(d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or
(e)  created liability under section 33-757 relating to unlawful distributions.

The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

          (a) HSD acts as principal underwriter for the following investment companies:

               Hartford Life Insurance Company - Separate Account One
               Hartford Life Insurance Company - Separate Account Two
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (QP
                 Variable Account)
               Hartford Life Insurance Company - Separate Account Two (Variable
                 Account "A")
               Hartford Life Insurance Company - Separate Account Two (NQ
                 Variable Account)
               Hartford Life Insurance Company - Separate Account Ten
                 (formerly Putnam Capital Manager Trust Separate Account)
               Hartford Life Insurance Company - Separate Account Three
               Hartford Life Insurance Company - Separate Account Five
               Hartford Life Insurance Company - Separate Account Seven
               Hartford Life and Annuity Insurance Company - Separate Account
                 One
               Hartford Life and Annuity Insurance Company - Separate Account
                 Ten (formerly Putnam Capital Manager Trust
                 Separate Account Two)
               Hartford Life and Annuity Insurance Company - Separate Account
                 Three
               Hartford Life and Annuity Insurance Company - Separate Account
                 Five
               Hartford Life and Annuity Insurance Company - Separate Account
                 Six
               Hartford Life and Annuity Insurance Company - Separate Account
                 Seven
               Hart Life Insurance Company - Separate Account One
               Hart Life Insurance Company - Separate Account Two
               American Maturity Life Insurance Company - Separate Account AMLVA Servus Life Insurance Company - Separate Account One
               Servus Life Insurance Company - Separate Account Two

          (b)  Directors and Officers of HSD

                  Name                         Positions and Offices With Underwriter
                  ----                         --------------------------------------
              David A. Carlson                 Vice President
              Peter W. Cummins                 Senior Vice President
              Bruce W. Ferris                  Vice President
              David T. Foy                     Treasurer
              George R. Jay                    Controller
              Ryan Johnson                     Vice President
              Thomas M. Marra                  President, Director
              Christine Hayer Repasy           Senior Vice President, General Counsel and
                                               Corporate Secretary
              Lowndes A. Smith                 Chairman of the Board and
                                               Chief Executive Officer, Director
              John C. Walters                  Executive Vice President, Director

              Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

      (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

      (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

      (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

           The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

                                  SIGNATURES
                                  ----------

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 10th day of April, 2001.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT ONE
          (Registrant)

By:   Thomas M. Marra                            *By:  /s/ Marianne O'Doherty
    ---------------------------------                  ----------------------
      Thomas M. Marra, President*                          Marianne O'Doherty
                                                           Attorney-in-Fact

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
          (Depositor)

By:   Thomas M. Marra
    -----------------------------------------------------------
      Thomas M. Marra, President*


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David T. Foy, Senior Vice President, Chief
     Financial Officer & Treasurer, Director*
Thomas M. Marra, President, Director*
Christine Hayer Repasy, Senior Vice President,
     General Counsel and Corporate Secretary,         By: /s/ Marianne O'Doherty
     Director*                                            ----------------------
Lowndes A. Smith, Chairman of the Board &                     Marianne O'Doherty
     Chief Executive Officer, Director *                      Attorney-in-Fact
John C. Walters, Executive Vice President,
     Director*                                        Date: April 10, 2001
David M. Znamierowski, Senior Vice President &
     Chief Investment Officer, Director*

333-91933

                                 EXHIBIT INDEX


(9) Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

(10)     Consent of Arthur Andersen LLP, Independent Public Accountants.

(15)     Power of Attorney.

(16)     Organizational Chart.